                                                                    Exhibit 10E1

================================================================================

                                                                  EXECUTION COPY


           AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT

                                     among
                                     -----

                         CNH CAPITAL RECEIVABLES INC.,
                                 as Transferor,

                            CASE CREDIT CORPORATION,
                  in its individual capacity and as Servicer,

                          CERTAIN CONDUIT PURCHASERS,

                               CERTAIN APA BANKS,

                            CERTAIN FUNDING AGENTS,

                                      And

                           THE CHASE MANHATTAN BANK,
                            as Administrative Agent,



                         Dated as of December 15, 2000

                               TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----
ARTICLE I DEFINITIONS............................................................................................ 2
         SECTION 1.1.   Certain Defined Terms.....................................................................2

         SECTION 1.2.   Rules of Construction....................................................................36

ARTICLE II AMOUNTS AND TERMS OF TRANSFERS........................................................................37
         SECTION 2.1.   Facility.................................................................................37

         SECTION 2.2.   Procedures for Transfers.................................................................38

         SECTION 2.3.   Required Interest Rate Caps..............................................................39

         SECTION 2.4.   Transferor's Grant of Security Interest; Assignment of Receivables Purchase Agreement....40

         SECTION 2.5.   Optional Repurchases By the Transferor...................................................42

         SECTION 2.6.   Optional Purchase By the Servicer........................................................44

         SECTION 2.7.   Sales by CP Conduit Purchasers...........................................................44

         SECTION 2.8.   Sale by Existing CP Conduit Purchaser....................................................45

ARTICLE III COMMITMENTS AND FUNDING COSTS........................................................................45
         SECTION 3.1.   Increases and Reductions of the Maximum Purchaser Net Investments; Extension of
                  Scheduled Expiry Dates.........................................................................45

         SECTION 3.2.   Principal Payment Amount and Monthly Funding Costs.......................................46

         SECTION 3.3.   Unused Fees..............................................................................48

         SECTION 3.4.   Funding Agents...........................................................................48

ARTICLE IV CONDITIONS PRECEDENT..................................................................................49
         SECTION 4.1.   Conditions to Effectiveness of the Amendment and Restatement of the Existing Transfer
                  and Administration Agreement...................................................................49

         SECTION 4.2.   Conditions Precedent to All Transfers....................................................55

         SECTION 4.3.   Conditions to Optional Repurchases.......................................................56

ARTICLE V REPRESENTATIONS AND WARRANTIES.........................................................................57
         SECTION 5.1.   Representations and Warranties of the Transferor.........................................57

                                                                                                                 Page
                                                                                                                 ----
         SECTION 5.2.   Representations and Warranties as to the Receivables.....................................59

ARTICLE VI COVENANTS.............................................................................................60
         SECTION 6.1.   Affirmative Covenants of the Transferor..................................................60

         SECTION 6.2.   Negative Covenants of the Transferor.....................................................62

ARTICLE VII SERVICING............................................................................................63
         SECTION 7.1.   Duties of Servicer.......................................................................63

         SECTION 7.2.   Collections and Allocation of Receivable Payments........................................64

         SECTION 7.3.   Realization upon Receivables.............................................................64

         SECTION 7.4.   Collections..............................................................................65

         SECTION 7.5.   Additional Deposits......................................................................65

         SECTION 7.6.   Maintenance of Security Interests in Financed Equipment..................................65

         SECTION 7.7.   Covenants of Servicer....................................................................65

         SECTION 7.8.   Maintenance of Systems and Receivables Lists.............................................65

         SECTION 7.9.   Purchase of Pooled Receivables Upon Breach...............................................66

         SECTION 7.10.   Servicing Fee...........................................................................67

         SECTION 7.11.   Distributions and Servicing Statements..................................................67

         SECTION 7.12.   Annual Statement as to Compliance; Notice of Default....................................67

         SECTION 7.13.   Annual Independent Certified Public Accountants' Report.................................67

         SECTION 7.14.   Servicer Expense........................................................................68

         SECTION 7.15.   Appointment of Subservicer..............................................................68

ARTICLE VIII COLLECTION ACCOUNT AND SPREAD ACCOUNT; DISTRIBUTIONS................................................69
         SECTION 8.1.   Establishment of Accounts................................................................69

         SECTION 8.2.   Distributions............................................................................71

         SECTION 8.3.   Payments by Administrative Agent.........................................................73

ARTICLE IX CUSTODY OF RECEIVABLES FILES..........................................................................74

                                                                                                                 Page
                                                                                                                 ----
         SECTION 9.1.   Custody of Receivables Files.............................................................74

         SECTION 9.2.   Duties of Servicer as Custodian..........................................................74

         SECTION 9.3.   Custodian's Indemnification..............................................................75

         SECTION 9.4.   Effective Period and Termination.........................................................75

ARTICLE X THE SERVICER...........................................................................................76
         SECTION 10.1.   Representations of Servicer.............................................................76

         SECTION 10.2.   Indemnities of Servicer.................................................................77

         SECTION 10.3.   Merger or Consolidation of, or Assumption of the Obligations of, the Servicer...........78

         SECTION 10.4.   Limitation on Liability of Servicer and Others..........................................79

         SECTION 10.5.   Other Costs and Expenses................................................................79

         SECTION 10.6.   Case Credit Not to Resign as Servicer...................................................80

ARTICLE XI SERVICER DEFAULT......................................................................................80
         SECTION 11.1.   Servicer Default........................................................................80

         SECTION 11.2.   Appointment of Successor................................................................82

ARTICLE XII TERMINATION EVENTS...................................................................................82
         SECTION 12.1.   Termination Events......................................................................82

         SECTION 12.2.   Remedies Upon the Occurrence of a Termination Event.....................................84

         SECTION 12.3.   Waiver of Stays, etc....................................................................85

         SECTION 12.4.   Sale of Certain Collateral..............................................................85

ARTICLE XIII TRANSFERRED INTEREST................................................................................86
         SECTION 13.1.   Performance of Basic Documents..........................................................86

         SECTION 13.2.   Location of Records, etc................................................................86

         SECTION 13.3.   Further Assurances......................................................................87

         SECTION 13.4.   Notice of Defaults under Basic Documents................................................87

ARTICLE XIV CHANGE IN CIRCUMSTANCES; INDEMNIFICATION.............................................................87

                                                                                                                 Page
                                                                                                                 ----
         SECTION 14.1.   Illegality..............................................................................87

         SECTION 14.2.   Increased Costs.........................................................................88

         SECTION 14.3.   Taxes...................................................................................89

         SECTION 14.4.   Break Funding Payments..................................................................91

         SECTION 14.5.   Alternate Rate of Interest..............................................................91

ARTICLE XV THE ADMINISTRATIVE AGENT..............................................................................92
         SECTION 15.1.   Appointment.............................................................................92

         SECTION 15.2.   Delegation of Duties....................................................................92

         SECTION 15.3.   Exculpatory Provisions..................................................................92

         SECTION 15.4.   Reliance by Administrative Agent........................................................93

         SECTION 15.5.   Notice of Servicer Default or Termination Event or Potential Termination Event;
                  Distribution of Notices, Reports and Other Documents...........................................93

         SECTION 15.6.   Non-Reliance on the Administrative Agent and Other Purchasers...........................94

         SECTION 15.7.   Indemnification.........................................................................94

         SECTION 15.8.   Administrative Agent in its Individual Capacity.........................................95

         SECTION 15.9.   Resignation of Administrative Agent; Successor Administrative Agent.....................95

ARTICLE XVI MISCELLANEOUS........................................................................................96
         SECTION 16.1.   Payments and Computations, Etc..........................................................96

         SECTION 16.2.   Term of Agreement.......................................................................96

         SECTION 16.3.   Waivers; Amendments.....................................................................96

         SECTION 16.4.   Governing Law...........................................................................97

         SECTION 16.5.   Notices.................................................................................97

         SECTION 16.6.   Submission to Jurisdiction..............................................................98

         SECTION 16.7.   Counterparts............................................................................99

         SECTION 16.8.   Severability............................................................................99

                                                                                                                 Page
                                                                                                                 ----
         SECTION 16.9.   Successors and Assigns..................................................................99

         SECTION 16.10.   No Bankruptcy Petition Against any CP Conduit Purchaser or the Transferor.............101

         SECTION 16.11.   Limited Recourse......................................................................102

         SECTION 16.12.   Chase Conflict Waiver.................................................................103

         SECTION 16.13.   Adjustments...........................................................................103

         SECTION 16.14.   Waiver of Set-off.....................................................................103

         SECTION 16.15.   Subordination.........................................................................103

         SECTION 16.16.   Confidentiality.......................................................................104

                            EXHIBITS AND SCHEDULES

Exhibit A-1:      Form of Case Credit Receivables Purchase Agreement
Exhibit A-2       Form of New Holland Credit Receivables Purchase Agreement
Exhibit B:        Form of Repurchased Receivable Assignment
Exhibit C:        Form of Transferred Receivable Assignment
Exhibit D:        Form of Servicer Purchase Assignment
Exhibit E:        Form of Schedule to ISDA Master Agreement
Exhibit F:        Form of Interest Rate Cap Assignment
Exhibit G:        Form of Servicing Statement
Exhibit H-1:      Form of opinion of Mayer, Brown & Platt as to certain
                  bankruptcy law matters
Exhibit H-2       Form of opinion of Mayer, Brown & Platt as to general
                  corporate and other matters
Exhibit H-3       Form of opinion of Dawn M. Beck as to general corporate
                  matters
Exhibit H-4       Form of opinion of Larry Gibson as to general corporate
                  matters
Exhibit H-5       Form of opinion of Foley & Lardner as to the perfection and priority of the security interests created under the Case
                  Credit Receivables Purchase Agreement
Exhibit H-6       Form of opinion of Ballard, Spahr, Andrews & Ingersoll, LLP as to the perfection and priority of the security interests
                  created under the New Holland Credit Receivables Purchase
                  Agreement
Exhibit I:        Form of Transfer Supplement
Exhibit J:        Form of Purchaser Supplement
Exhibit K         Form of Certificate
Schedule I:       List of CP Conduit Purchasers and APA Banks
Schedule II:      List of Offices for each Receivable File
Schedule III:     Agreed Perfection Procedures

          AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT, dated as of December 15, 2000 (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), by and among CNH CAPITAL
                                --------
RECEIVABLES INC., a Delaware corporation, as transferor (together with its successors and assigns in such capacity, the "Transferor"), CASE CREDIT
                                              ----------
CORPORATION, a Delaware corporation ("Case Credit"), in its individual capacity
                                      -----------
and as Servicer (together with its successors and assigns in such capacity, the "Servicer"), the several commercial paper conduits listed on Schedule I and
 --------
their respective permitted successors and assigns (the "CP Conduit Purchasers";
                                                        ---------------------
each, individually, a "CP Conduit Purchaser"), the several banks set forth
                       --------------------
opposite the name of each CP Conduit Purchaser on Schedule I and the other banks parties hereto pursuant to Section 16.9(c) (each an "APA Bank" with respect to
                           ---------------           --------
such CP Conduit Purchaser), the agent bank set forth opposite the name of each CP Conduit Purchaser on Schedule I and its permitted successor and assign (the

"Funding Agent" with respect to such CP Conduit Purchaser) and THE CHASE
--------------
MANHATTAN BANK, in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents (the "Administrative Agent").
                                                       --------------------

                               R E C I T A L S :

          WHEREAS, the Transferor, the Servicer, Park Avenue Receivables Corporation (the "Existing CP Conduit Purchaser") and The Chase Manhattan Bank,
                  -----------------------------
as the APA Bank and the Funding Agent with respect to the Existing CP Conduit Purchaser and as the Administrative Agent, are parties to the Transfer and Administration Agreement dated as of June 28, 2000 (the "Existing Transfer and
                                                         ---------------------
Administration Agreement");
------------------------

          WHEREAS, the Transferor desires to amend certain provisions of the Existing Transfer and Administration Agreement, to among other things, add New Holland Credit as a seller of Receivables to the Transferor from time to time and to add additional commercial paper conduits as CP Conduit Purchasers;

          WHEREAS, each of the commercial paper conduits (each a "New CP Conduit
                                                                  --------------
Purchaser") listed on Annex A to Schedule I, with the Maximum Purchaser Net
---------
Investment set forth on Schedule I, and the APA Banks and the Funding Agent with respect to each such New CP Conduit Purchasers listed on Schedule I (each a "New
                                                                             ---
APA Bank" and a "New Funding Agent") desire to become parties to this Agreement
--------         -----------------
on the Effective Date; and

          WHEREAS, the parties hereto wish to amend and restate the Existing Transfer and Administration Agreement pursuant to this Agreement such that the Existing Transfer and Administration Agreement continues in full force and effect as amended hereby and all Obligations under the Existing Transfer and Administration Agreement will remain outstanding and continue in full force and effect, unpaid, unimpaired and undischarged, and all liens created under the Existing Transfer and Administration Agreement will continue in full force and effect, unimpaired and undischarged, having the same perfection and priority for payment and performance of the Obligations;

          NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree that effective on the Effective Date the Existing Transfer and Administration Agreement will be amended and restated in its entirety as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

          SECTION 1.1.    Certain Defined Terms. As used in this Agreement, the
                          ---------------------
following terms shall have the following meanings:

          "Account Property" shall mean the Collection Account and the Spread
           ----------------
Account, all amounts and investments held from time to time in either the Collection Account or the Spread Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

          "Acquiring APA Bank" is defined in Section 16.9(c).
           ------------------

          "Acquiring Purchaser" is defined in Section 16.9(e).
           -------------------

          "Adjusted LIBO Rate" shall mean, with respect to each day during each
           ------------------
Eurodollar Period pertaining to a portion of the Purchaser Net Investment with respect to any Purchaser allocated to a Eurodollar Tranche, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) equal to the LIBO Rate for such Eurodollar Period multiplied by the Statutory Reserve Rate.

          "Administrative Agent" is defined in the recitals hereto.
           --------------------

          "Affected Party" shall mean any CP Conduit Purchaser and any Program
           --------------
Support Provider with respect to such CP Conduit Purchaser.

          "Affiliate" shall mean, with respect to any specified Person, any
           ---------
other Person (other than a Subsidiary)which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Aggregate Commitment Amount" shall mean, on any date of
           ---------------------------
determination, the sum of the Commitment Amounts with respect to the APA Banks included in each Purchaser on such date.

          "Aggregate Maximum Purchaser Net Investment" shall mean, on any date
           ------------------------------------------
of determination, the sum of the Maximum Purchaser Net Investments with respect to each of the Purchasers on such date. The Aggregate Maximum Purchaser Net Investment shall be reduced by the Maximum Purchaser Net Investment of each Non- Extending Purchaser on the Scheduled Expiry Date with respect to such Purchaser.

          "Aggregate Monthly Funding Costs" is defined in Section 8.2(a).
           -------------------------------                --------------

          "Aggregate Net Investment" shall mean, on any date of determination,
           ------------------------
the sum of the Purchaser Net Investments with respect to each of the Purchasers on such date.

          "Aggregate Low Pay Out Lease Dealer Overconcentration Amount" shall
           -----------------------------------------------------------
mean, with respect to any Settlement Date, the sum of the Low Pay Out Lease Dealer Overconcentration Amounts of all Dealers with respect to such Settlement Date.

          "Aggregate Obligor Overconcentration Amount" shall mean, with respect
           ------------------------------------------
to any Settlement Date, the sum of the Obligor Overconcentration Amounts of all Obligors of the Pooled Receivables on such Settlement Date as of the close of business on the last day of the immediately preceding Collection Period.

          "Agreed Perfection Procedures" shall mean the procedures described on
           ----------------------------
Schedule III hereto.

          "Alternate Base Rate" shall mean, for any day, a rate per annum equal
           -------------------
to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the
                                           ----
Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Amount Financed" shall mean, with respect to a Receivable, the amount
           ---------------
advanced under such Receivable toward the purchase price of the Financed Equipment, including, in the case of a Lease, the Termination Value with respect to such Lease, and any related costs and any insurance financed thereby.

          "Annual Percentage Rate" or "APR" of a Receivable shall mean, (a) with
           ----------------------      ---
respect to a Retail Installment Contract, the annual rate of finance charges stated in, or used to determine the periodic payments stated in, such Retail Installment Contract, provided, that the Annual Percentage Rate or APR of any
                      --------
Receivable that is not accruing interest on any Settlement Date in accordance with such Retail Installment Contract shall be zero on such Settlement Date, and
(b) with respect to a Lease, the implicit annual rate of finance charges used to determine the periodic rental payments stated in such Lease, adjusted to reflect an annual yield, compounded monthly.

          "APA Bank" is defined in the recitals hereto.
           --------

          "APA Bank Commitment Amount" shall mean, with respect to any APA Bank
           --------------------------
included in a Purchaser, the APA Bank Percentage of an amount equal to 102% of the

Maximum Purchaser Net Investment with respect to the CP Conduit Purchaser included in such Purchaser.

          "APA Bank Funded Amount" shall mean, with respect to any Purchaser for
           ----------------------
any day, the excess, if any, of the Purchaser Net Investment with respect to such Purchaser over the CP Conduit Funded Amount for such day.

          "APA Bank Percentage" shall mean, with respect to any APA Bank, the
           -------------------
percentage set forth opposite the name of such APA Bank on Schedule I.

          "Applicable Margin" shall mean on any date of determination, 0.625%
           -----------------
per annum; provided, however that after the occurrence of a Termination Event, the Applicable Margin shall equal 2.00% per annum.

          "Article 14 Costs" shall mean any amounts due pursuant to Article XIV.
           ----------------

          "Asset Purchase Agreement" shall mean, with respect to any CP Conduit
           ------------------------
Purchaser, the asset purchase agreement, liquidity agreement or other agreement among such CP Conduit Purchaser, the Funding Agent with respect to such CP Conduit Purchaser and the APA Banks with respect to such CP Conduit Purchaser, as amended, modified or supplemented from time to time.

          "Assignment" shall mean a Case Credit Assignment or a New Holland
           ----------
Credit Assignment.

          "Available APA Bank Funding Amount" shall mean, with respect to any
           ---------------------------------
Purchaser for any Business Day the sum of (i) the portion of the APA Bank Funded Amount with respect to such Purchaser not allocated to a Eurodollar Tranche and not to be funded by such Purchaser by issuing Commercial Paper on such Business Day, (ii) the portion of the APA Bank Funded Amount with respect to such Purchaser allocated to any Eurodollar Tranche the Eurodollar Period in respect of which expires on such Business Day and not to be funded by such Purchaser by issuing Commercial Paper on such Business Day and (iii) the portion of the Transfer Price payable by such Purchaser on such Business Day not to be funded by such Purchaser by issuing Commercial Paper on such Business Day.

          "Available CP Funding Amount" shall mean, with respect to any
           ---------------------------
Purchaser for any Business Day, the sum of (i) the portion of the CP Conduit Funded Amount with respect to such Purchaser allocated to any CP Tranche, the CP Rate Period in respect of which expires on such Business Day, (ii) the portion, if any, of the Available APA Bank Funding Amount with respect to such Purchaser to be funded by such Purchaser by issuing Commercial Paper on such Business Day and (iii) the portion of the Transfer Price payable by such Purchaser on such Business Day to be funded by such Purchaser by issuing Commercial Paper.

          "Basic Documents" shall mean the Receivables Purchase Agreements, the
           ---------------
Assignments, this Agreement, the Fee Letter, the Transferred Receivables Assignments, the Pooled Interest Rate Caps and the Interest Rate Cap Assignments.

          "Board" shall mean the Board of Governors of the Federal Reserve
           -----
System (or any successor thereto).

          "Business Day" shall mean any day other than a Saturday, Sunday or
           ------------
other day on which banking institutions or trust companies in the State of New York generally or The City of New York, the State of Illinois generally or the City of Chicago or the State of North Carolina generally or Charlotte, North Carolina, are authorized or obligated by law, executive order or governmental decree to be closed.

          "Cap Strike Rate" shall mean for any Settlement Date the average "cap
           ---------------
rate" under the Pooled Interest Rate Caps outstanding or to be outstanding on such Settlement Date (weighted on the basis of the notional amounts of the respective Pooled Interest Rate Caps).

          "Case" shall mean Case Corporation, a Delaware corporation, and its
           ----
successors and assigns.

          "Case Credit" is defined in the recitals hereto.
           -----------

          "Case Credit Assignment" shall mean an assignment substantially in the
           ----------------------
form of Exhibit A to the Case Credit Receivables Purchase Agreement, as such form may be amended, supplemented or otherwise modified from time to time.

          "Case Credit Receivables Purchase Agreement" shall mean the Amended
           ------------------------------------------
and Restated Receivables Purchase Agreement, dated as of December 15, 2000, between the Transferor and Case Credit, substantially in the form of Exhibit A-1, as the same may be further amended, supplemented or otherwise modified from time to time.

          "CE Increment" shall mean on any Settlement Date (a) if the
           ------------
Construction Equipment Percentage on such Settlement Date is 20% or less, zero;
(b) if the Construction Equipment Percentage on such Settlement Date is greater than 20% but less than or equal to 40%, 1.00%; (c) if the Construction Equipment Percentage on such Settlement Date is 40% but less than or equal to 60%, 2.00% or (d) if the Construction Equipment Percentage on such Settlement Date is greater than 60%, 3.00%.

          "Certificate" is defined in Section 4.1(v).
           -----------                --------------

          "Certificated Security" is defined in Section 8-102(a)(4) of Article 8
           ---------------------
of the UCC.

          "Chase" shall mean The Chase Manhattan Bank, a New York banking
           -----
corporation, and its successors and assigns.

          "Chase Roles" is defined in Section 16.12.
           -----------                -------------

          "CNH Portfolio" shall mean as of any date of determination all
           -------------
outstanding Receivables owned or serviced by Case Credit or New Holland Credit as of such date (including Receivables owned by third parties) the Obligor of which has a mailing address in the United States of America.

          "CNH Portfolio Delinquency Ratio" shall mean, with respect to any
           -------------------------------
Collection Period, the ratio of (i) the aggregate Outstanding Balances with respect to all Receivables in the CNH Portfolio, which are more than 60 days delinquent as of the last day of such Collection Period over (ii) the aggregate Outstanding Balances with respect to all Receivables in the CNH Portfolio on the last day of such Collection Period.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time, and the Treasury Regulations promulgated thereunder.

          "Collection Account" is defined in Section 8.1(a).
           ------------------                --------------

          "Collection Period" shall mean, with respect to the first Settlement
           -----------------
Date, the period beginning on the Initial Cutoff Date and ending at the close of business on the last day of the following calendar month, and, with respect to each subsequent Settlement Date, the Collection Period means the calendar month immediately following the previous Collection Period.

          "Collections" shall mean the sum of (i) all payments made by or on
           -----------
behalf of the Obligors with respect to the Pooled Receivables (including payments in respect of the Termination Value with respect to any Lease and any late fees, prepayment charges, extension fees and other administrative fees or similar charges allowed by applicable law with respect to the Receivables), (ii) Liquidation Proceeds with respect to Pooled Receivables, (iii) payments under the Pooled Interest Rate Caps, (iv) Repurchase Payments with respect to Pooled Receivables repurchased by Case Credit pursuant to Section 2.5 of the Case Credit Receivables Purchase Agreement (to the extent deposited into the Collection Account), (v) Repurchase Payments with respect to Pooled Receivables repurchased by New Holland Credit pursuant to Section 2.5 of the New Holland Credit Receivables Purchase Agreement (to the extent deposited into the Collection Account), (vi) the Purchase Amount of each Pooled Receivable purchased by the Servicer pursuant to Section 7.9 (to the extent deposited into
                                      -----------
the Collection Account), (vii) the Repurchase Prices paid by the Transferor pursuant to Section 2.5 (to the extent deposited into the Collection Account),
            -----------
(viii) the Servicer Repurchase Price paid by the Servicer pursuant to Section
                                                                      -------
2.6 (to the extent deposited into the Collection Account) and (ix) payments made
---
by a Dealer pursuant to the related Dealer Agreement with respect to any Pooled Receivable, including any payment in respect of the Termination Value under any Lease (other than amounts paid from Dealer reserve accounts maintained with Case Credit), excluding, in each case, Recoveries.

          "Commercial Paper" shall mean, with respect to any CP Conduit
           ----------------
Purchaser, the promissory notes issued by, or for the benefit of, such CP Conduit Purchaser in the commercial paper market.

          "Commitment Amount" shall mean, with respect to the APA Banks included
           -----------------
in a Purchaser, an amount equal to 102% of the Maximum Purchaser Net Investment with respect to the CP Conduit Purchaser included in such Purchaser.

          "Commonly Controlled Entity" shall mean, with respect to a Person, an
           --------------------------
entity, whether or not incorporated, which is under common control with such Person within the meaning of Section 4001 of ERISA or is part of a group which includes such Person and which is treated as a single employer under Section 414 of the Code.

          "Conduit Assignee" shall mean, with respect to any CP Conduit
           ----------------
Purchaser, any commercial paper conduit administered or sponsored by the Funding Agent with respect to such CP Conduit Purchaser and designated by such Funding Agent to accept an assignment from such CP Conduit Purchaser of the Purchaser Net Investment with respect to such CP Conduit Purchaser pursuant to Section
                                                                     -------
16.9(b).
-------

          "Construction Equipment Percentage" shall mean on any Settlement Date,
           ---------------------------------
the percentage equivalent of a fraction, the numerator of which is the aggregate Outstanding Balances with respect to all Construction Equipment Receivables that are Pooled Receivables on such Settlement Date as of the close of business on the last day of the immediately preceding Collection Period, and the denominator of which is the aggregate Outstanding Balances with respect to all Pooled Receivables on such Settlement Date as of the close of business on the last day of the immediately preceding Collection Period.

          "Construction Equipment Receivable" shall mean either a Retail
           ---------------------------------
Installment Contract secured by Financed Equipment that is construction equipment or a Lease of Financed Equipment that is construction equipment.

          "Contract Value" shall mean, as of any Settlement Date, with respect
           --------------
to any Receivable, the amount that would have been payable by the Obligor thereof if such Obligor were to prepay such Receivable in full as of the last day of the preceding Collection Period, including, with respect to any Lease, the Termination Value; provided, however, the Contract Value of any Liquidated
                       --------
Receivable or Defaulted Receivable as of such last day shall be zero.

          "Control" with respect to any Federal Book Entry Security, the
           -------
Administrative  Agent shall have obtained control if:

        (i) the Administrative Agent is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such Federal Book Entry Security, and such Federal Reserve Bank has indicated by book entry that such Federal Book Entry Security has been credited to the Administrative Agent's securities account in such book entry system; or

        (ii) (a) the Administrative Agent (1) is registered on the records of a Securities Intermediary as the person having a Securities Entitlement in respect of such Federal Book Entry Security against such Securities Intermediary; or (2) has obtained the agreement, in writing, of the Securities Intermediary for such Securities Entitlement that such Securities Intermediary will comply with Entitlement Orders of the Administrative Agent without further consent of any other Person; and (b) the Securities Intermediary is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such Federal Book Entry Security; and (c) such Federal Reserve Bank has indicated by book entry that such Federal Book Entry Security has been credited to the Securities Intermediary's securities account in such book entry system.

          "Counterparty" shall mean a Person who is a party to a Pooled Interest
           ------------
Rate Cap with the Transferor.

          "CP Conduit Funded Amount" shall mean, with respect to any Purchaser
           ------------------------
for any day, the portion of the Purchaser Net Investment with respect to such Purchaser funded by such Purchaser on such day by issuing Commercial Paper on or prior to such day.

          "CP Conduit Purchaser" is defined in the recitals hereto.
           --------------------

          "CP Rate Period" shall mean, with respect to any CP Tranche, a period
           --------------
of days not to exceed 270 days commencing on a Business Day selected in accordance with Section 3.2(b); provided that (x) if a CP Rate Period would end
                --------------  --------
on a day that is not a Business Day, such CP Rate Period shall end on the next succeeding Business Day and (y) after the occurrence of a Termination Event, each CP Rate Period shall end on or prior to the next succeeding Settlement Date.

          "CP Tranche" means, with respect to a Match Funding CP Conduit
           ----------
Purchaser, a portion of the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser for which the Monthly Funding Costs with respect to such Match Funding CP Conduit Purchaser is calculated by reference to a particular Discount and a particular CP Rate Period.

          "Credit and Collection Policy" is defined in Section 5.4 of each of
           ----------------------------
the Receivables Purchase Agreements, as the same may be modified from time to time in accordance with Section 5.4 of each of the Receivables Purchase Agreements.

          "Dealer" shall mean any dealer (which may include Retail Outlets owned
           ------
by Case or, in whole or in part, by New Holland North America, Inc.) or broker who originated and assigned the related Receivable and, in the case of a True Lease, the related True Lease Equipment, to a Seller under a Dealer Agreement.

          "Dealer Agreement" shall mean the retail financing agreement, warranty
           ----------------
agreement or other agreement between the applicable Dealer and a Seller which governs the terms and conditions of sales of Receivables and, in the case of True Leases, the related True

Lease Equipment, from the Dealer to such Seller, including any assignments by Dealers. The Dealer Agreement may be included in the contract evidencing a Receivable.

          "Defaulted Receivable" shall mean any Receivable with respect to which
           --------------------
a payment is more than 180 days past due.

          "Delivery" shall mean, when used with respect to Account Property:
           --------

          (i) with respect to a Certificated Security, transfer of such Certificated Security to the Administrative Agent or its nominee or custodian by physical delivery to the Administrative Agent or its nominee or custodian, endorsed to, or registered in the name of, the Administrative Agent or its nominee or custodian or endorsed in blank; and

          (ii) with respect to any such Account Property that constitutes an Uncertificated Security (including any investments in money market mutual funds, but excluding any Federal Book Entry Security), (A) registration of the Administrative Agent as the registered owner by the issuer, or (B) satisfaction of the requirements for obtaining "control" pursuant to
     Section 8-106(c)(2) of Article 8 of the UCC.

          "Designated Receivable" shall mean a Receivable purchased by the
           ---------------------
Transferor from a Seller pursuant to the Receivables Purchase Agreement to which such Seller is a party. When used with respect to a particular Purchase Date, the term "Designated Receivable" means a Receivable so purchased on that Purchase Date.

          "Determination Date" shall mean the third Business Day preceding each
           ------------------
Settlement Date.

          "Discount" shall mean, (a) with respect to any Match Funding CP
           --------
Conduit Purchaser, the interest or discount component of the Commercial Paper issued by such Match Funding CP Conduit Purchaser or other borrowings by such Match Funding CP Conduit Purchaser, including the portion thereof constituting dealer or placement agent commissions, to fund the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser and (b) with respect to any Pooled Funding CP Conduit Purchaser, the amount of interest or discount to accrue on or in respect of the Commercial Paper issued by or on behalf of such Pooled Funding CP Conduit Purchaser or other borrowings by such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser (including, without limitation, any interest attributable to the commissions of placement agents and dealers in respect of such Commercial Paper and any costs associated with funding small or odd-lot amounts, to the extent that such commissions or costs are allocated, in whole or in part, to such Commercial Paper by such Funding Agent).

          "Discount Percentage" shall mean (i) on any Settlement Date on which a
           -------------------
Transfer is occurring or on any Settlement Date on which a Repurchase is occurring or immediately following a date on which a Repurchase shall have occurred, the percentage equivalent of a fraction, the numerator of which is the Discounted Present Value on such Settlement Date and the denominator of which is the Fixed Rate Pool Balance with respect to such Settlement Date and (ii) on any other Settlement Date, an amount equal to the Discount Percentage on the most recent Settlement Date on which a Transfer or Repurchase occurred or immediately following a date on which a Repurchase occurred.

          "Discounted Present Value" shall mean, on any Settlement Date, an
           ------------------------
amount equal to the present value, discounted at a rate per annum equal to the sum of (i) the Cap Strike Rate for such Settlement Date and (ii) the sum of (A) the product of 1.50 times the Net Loss Percentage for such Settlement Date, (B) 1.00% and (C) 0.625%, of the payments on a Receivable having (x) equal monthly payments in an amount equal to the Monthly Payment Amount on such Settlement Date and (y) a term to maturity equal to the Weighted Average Maturity on such Settlement Date.

          "Dollars" or "$" shall mean lawful currency of the United States of
           -------      -
America.

          "Effective Date" shall have the meaning specified in Section 4.1.
           --------------                                      -----------

          "Eligible Assignee" shall mean a financial institution having short-
           -----------------
term debt ratings of at least A-1 from Standard & Poor's and P-1 from Moody's.

          "Eligible Counterparty" shall mean (i) a Person with commercial paper
           ---------------------
or short-term deposit ratings which on the date of the related Interest Rate Cap are equal to or higher than A-1 by Standard & Poor's and P-1 by Moody's, (ii) a Person that agrees that, in the event that its commercial paper or short-term deposit rating is reduced below such ratings, it shall secure its obligations under the Interest Rate Cap to which it is a party or take such other actions as the Administrative Agent may reasonably request, in each case to the extent necessary to prevent a reduction in the ratings of the Commercial Paper of any CP Conduit Purchaser and (iii) a Person the unsecured debt obligations of which on the date of the related Interest Rate Cap are rated at least A by Standard & Poor's and A2 by Moody's.

          "Eligible Deposit Account" shall mean either (i) a segregated account
           ------------------------
with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from Standard & Poor's and Moody's in one of its generic rating categories which signifies investment grade.

          "Eligible Institution" shall mean a depository institution organized
           --------------------
under the laws of the United States of America or any one of the states thereof or the District of

Columbia (or any domestic branch of a foreign bank), which: (i) has either a long-term or short-term senior unsecured debt rating or certificate of deposit rating of at least A or A-1, as applicable, by Standard & Poor's and A2 or P-1, as applicable, by Moody's and (ii) whose deposits are insured by the FDIC.

          "Eligible Investments" shall mean book-entry securities, negotiable
           --------------------
instruments or securities represented by instruments in bearer or registered form which evidence:

          (i) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the full faith and credit of the United States of America;

          (ii) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however,
                                                          --------  -------
     that at the time of the investment or contractual commitment to invest therein the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall be rated at least A-1 by Standard & Poor's and P-1 by Moody's;

          (iii) commercial paper at the time of the investment or contractual commitment to invest therein, shall be rated at least A-1 by Standard & Poor's and P-1 by Moody's;

          (iv) investments in money market funds having ratings of at least AAAm by Standard & Poor's and Aaa by Moody's;

          (v) bankers' acceptances issued by any depository institution or trust company referred to in clause (ii) above;

          (vi) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii) above; or

          (vii) any other investment approved in writing by Moody's and Standard & Poor's.

          "Eligible Receivable" shall mean a Receivable which as of the date it
           -------------------
becomes a Pooled Receivable satisfies the following criteria:

          (a) it (i)(A) was originated in accordance with the Credit and Collection Policy in the United States of America by a Dealer in connection with the retail sale or lease of Financed Equipment in the ordinary course of such Dealer's business, was purchased, together with any related True Lease Equipment, by a Seller from such Dealer and was validly assigned by such Dealer to such Seller in accordance with its terms or (B) was originated by a Seller in accordance with the Credit and Collection Policy in the United States of America in the ordinary course of such Seller's business and, in each case, was fully and properly executed by the parties thereto, (ii) has created a valid, subsisting and enforceable first priority security interest in favor of the Seller who originated it in the Financed Equipment, which is assignable by such Seller to the Transferor and by the Transferor to the Administrative Agent for the ratable benefit of the Purchasers, except that no security interest against the Obligor is created in any True Lease Equipment, (iii) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (iv) is either a Fixed Rate Receivable or a Floating Rate Receivable and (v) (A) in the case of a Fixed Rate Receivable that is a Retail Installment Contract, provides for fixed payments on a periodic basis that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate, (B) in the case of a Fixed Rate Receivable that is a Lease, provides for fixed payments on a periodic basis that fully amortize the excess of the Amount Financed over the Termination Value by maturity or expiry and yield interest or finance charges at the Annual Percentage Rate, (C) in the case of a Floating Rate Receivable that is a Retail Installment Contract, provides for payments on a periodic basis that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate that was at least equal on the date of its origination to the Minimum Rate as of such date and (D) in the case of a Floating Rate Receivable that is a Lease, provides for payments on a periodic basis that fully amortize the excess of the Amount Financed over the Termination Value by maturity or expiry and yield interest or finance charges at the Annual Percentage Rate that was at least equal on the date of its origination to the Minimum Rate as of such date;

          (b) it and the sale or lease of the related Financed Equipment complied in all material respects at the time it was originated or made and on the Purchase Date therefor with all requirements of applicable Federal, state and local laws and regulations thereunder, including usury law, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson- Moss Warranty Act, the Federal Reserve Board's Regulations B and Z and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws;

          (c) it represents the genuine, legal, valid and binding payment obligation in writing of the related Obligors, enforceable by the holder thereof in accordance with its terms;

          (d) the Obligor of which is not the United States of America or any State or any agency, department or instrumentality of the United States of America or any State;

          (e) it is secured by a validly perfected first priority security interest in the Financed Equipment in favor of the Seller who originated it as secured party or all necessary and appropriate actions have been commenced that would result in the valid perfection of a first priority security interest in the Financed Equipment in favor of such Seller as secured party except that no security interest against the Obligor is created in True Lease Equipment;

          (f) it has not been satisfied, subordinated or rescinded, nor has the related Financed Equipment been released from the lien granted by it in whole or in part;

          (g) no provision of it had been waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the Receivable Files and no such amendment, waiver, alteration or modification caused such Receivable not to conform to the other criteria set forth in this definition;

          (h) no right of rescission, setoff, counterclaim or defense has been asserted or threatened or exists with respect to it and it is not subject to any dispute in whole or in part;

          (i) no Liens or claims relating to the Financed Equipment have been filed that are Liens prior to, or equal or coordinate with, the security interest in the Financed Equipment granted by such Receivable, except for any Lien arising after the Purchase Date therefor from claims for work, labor or materials relating to the Financed Equipment;

          (j) no payment with respect to it was more than 90 days past due as of the related Purchase Cutoff Date and, except for a payment default continuing for a period of not more than 90 days, no default, breach, violation or event permitting acceleration under its terms had occurred as of such Purchase Cutoff Date, and no continuing condition that with notice or the lapse of time would constitute such a default, breach, violation or event permitting acceleration had arisen as of such Purchase Cutoff Date; and, as of such Purchase Cutoff Date, its Seller had not waived any of the foregoing with respect to it;

          (k) it and any related True Lease Equipment has not been sold, transferred, assigned or pledged by its Seller to any Person other than the Transferor and, immediately prior to the transfer and assignment thereof to the Transferor pursuant to the Receivables Purchase Agreement to which such Seller is a party, such Seller had good title to it and any related True Lease Equipment free and clear of all Liens, encumbrances, security interests and rights of others, other than Permitted Liens;

          (l) all right, title and interest in it and any related True Lease Equipment has been validly sold by its Seller to the Transferor pursuant to the Receivables Purchase Agreement to which such Seller is a party and the Transferor has good title to it and any related True Lease Equipment, free and clear of all Liens, encumbrances, security interests and rights of others, other than Permitted Liens, the Liens created pursuant to the Basic Documents and, in the case of True Lease Equipment, any Liens granted by the applicable Dealer; and its transfer to the Transferor has been perfected under the UCC;

          (m) all filings (including UCC filings) necessary in any jurisdiction to give the Transferor a first priority perfected ownership interest in it have been made;

          (n) it has not been sold, transferred, assigned or pledged by the Transferor to any Person other than the Administrative Agent for the ratable benefit of the Purchasers and the Administrative Agent for the ratable benefit of the Purchasers has a valid "security interest" (as defined in the UCC) in it, free and clear of all Liens, encumbrances, security interests and rights of others, other than Permitted Liens and the Liens created pursuant to the Basic Documents;

          (o) all filings (including UCC filings) necessary in any jurisdiction to give the Administrative Agent for the ratable benefit of the Purchasers a first priority perfected security interest in it have been made;

          (p) it has not been originated in, nor is it subject to the laws of, any jurisdiction under which its sale, transfer and assignment under the Receivable Purchase Agreement pursuant to which it was sold to the Transferor or this Agreement is unlawful, void or voidable;

          (q) there is only one original executed copy of it;

          (r) it arises under a Retail Installment Contract or a Lease having maximum repayment term not in excess of 84 months from origination and has a remaining term to maturity of not more than 84 months from the related Purchase Cutoff Date;

          (s) the Obligor of which is required to maintain physical damage insurance covering the Financed Equipment and, in the case of a Lease, public liability insurance relating to the use of such Financed Equipment, in each case, in accordance with the Credit and Collection Policy;

          (t) the Obligor of which was not the subject of bankruptcy proceedings as of the related Purchase Cutoff Date;

          (u) as of the related Purchase Cutoff Date, the Financed Equipment with respect to which was not in repossession status;

          (v) it constitutes chattel paper within the meaning of the UCC of the State the law of which governs the perfection of the interest granted in it;

          (w) it is denominated and payable only in Dollars in the United States and the Obligor of which had, as of the applicable Purchase Cutoff Date, a mailing address in the United States of America;

          (x) it is not a Defaulted Receivable or a Liquidated Receivable;

          (y) if it is a True Lease, the True Lease Equipment subject to such True Lease is not subject to a certificate of title act or statute;

          (z) if it is a Lease, it (i) was originated by Case Credit, (ii) its Obligor or the Dealer which sold it to Case Credit is obligated to pay the Termination Value with respect to such Lease upon the termination of such Lease and (iii) is a "hell or high water" net lease under which the Obligor's payment obligations are absolute, unconditional and non-cancellable and not subject to adjustment or abatement;

          (aa) if it arises under a Retail Installment Contract or a Lease having a maximum repayment term in excess of 55 months from origination, its inclusion as a Pooled Receivable would not result in a Total Pool Weighted Average Maturity as of the related Purchase Cutoff Date in excess of 55 months (after giving effect to any Repurchase since such related Purchase Cutoff Date and all transactions occurring on the related Purchase Date);

          (bb) if it is a Miscellaneous Equipment Receivable, its inclusion as a Pooled Receivable would not result in a Miscellaneous Equipment Percentage as of the related Purchase Cutoff Date in excess of 1% (after giving effect to any Repurchase since such related Purchase Cutoff Date and all transactions occurring on the related Purchase Date);

          (cc) if it is a Forestry and Mining Equipment Receivable, its inclusion as a Pooled Receivable would not result in a Forestry and Mining Equipment Percentage as of the related Purchase Cutoff Date in excess of 20% (after giving effect to any Repurchase since such related Purchase Cutoff Date and all transactions occurring on the related Purchase Date);

          (dd) if it is a Low Pay Out Lease, its inclusion as a Pooled Receivable would not (i) result in a Low Pay Out Lease Percentage as of the related Purchase Cutoff Date in excess of 25% (after giving effect to any Repurchase since such related Purchase Cutoff Date and all transactions occurring on the related Purchase Date) or (ii) result in the Low Pay Out Lease Dealer Percentage with respect to any Dealer as of the related Purchase Cutoff Date in excess of 1.5% (after giving effect to any Repurchase since such related Purchase Cutoff Date and all transactions occurring on the related Purchase
Date);

          (ee) if it is a Truck Receivable, its inclusion as a Pooled Receivable would not result in a Truck Percentage as of the related Purchase Cutoff Date in excess of 50% (after giving effect to any Repurchase since such related Purchase Cutoff Date and all transactions occurring on the related Purchase Date); and

          (ff) if it is a Truck Receivable, its inclusion as a Pooled Receivable does not result in the aggregate Outstanding Balances as of the related Purchase Cutoff Date with respect to all Truck Receivables that are Pooled Receivables of Obligors located in any one state to exceed 20% of the aggregate Outstanding Balances as of such Purchase Cutoff Date if the unsecured senior debt of Case Credit is rated BBB- or better by Standard & Poor's or 10% of the aggregate Outstanding Balances as of such Purchase Cutoff Date if the unsecured senior debt of Case Credit is rated less than BBB- by Standard & Poor's, unless the Transferor has delivered to the Administrative Agent an Opinion of Counsel reasonably acceptable to each of the Funding Agents, the Administrative Agent and Standard & Poor's to the effect that the assignment to the Administrative Agent for the ratable benefit of the Purchasers of a security interest in and lien on the Financed Equipment relating to those Truck Receivables is valid against third party creditors of Case Credit and the Transferor.

          "Entitlement Order" is defined in Section 8-102(a)(8) of Article 8 of
           -----------------
the UCC.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as the same may from time to time be amended or supplemented.

          "Eurodollar Period" shall mean, with respect to any Eurodollar Tranche
           -----------------
and any Purchaser:

          (a) initially, the period commencing on the Initial Funding Date, the Transfer Date or a conversion date, as the case may be, with respect to such Eurodollar Tranche and ending one month thereafter (or such other period which is acceptable to the Funding Agent with respect to such Purchaser and which in no event will be less than 30 days); and

          (b) thereafter, each period commencing on the last day of the immediately preceding Eurodollar Period applicable to such Eurodollar Tranche and ending one month thereafter (or such other period which is acceptable to the Funding Agent with respect to such Purchaser and which in no event will be less than 30 days unless otherwise agreed to by the Funding Agent);

provided that all of the foregoing provisions relating to Eurodollar Periods are
--------
subject to the following:

          (1) if any Eurodollar Period would otherwise end on a day that is not a Business Day, such Eurodollar Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Eurodollar Period into another calendar month, in which event such Eurodollar Period shall end on the immediately preceding Business Day;

          (2) any Eurodollar Period of one month that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Eurodollar Period) shall end on the last Business Day of the calendar month at the end of such Eurodollar Period; and

          (3) any Eurodollar Period that would otherwise extend beyond the Expiry Date with respect to any Purchaser shall end on such Expiry Date.

          "Eurodollar Tranche" shall mean, with respect to any Purchaser, a
           ------------------
portion of the APA Bank Funded Amount with respect to such Purchaser allocated to a particular Eurodollar Period and an Adjusted LIBO Rate determined by reference thereto.

          "Existing CP Conduit Purchaser" is defined in the recitals hereto.
           -----------------------------

          "Existing Transfer and Administration Agreement" is defined in the
           ----------------------------------------------
recitals hereto.

          "Expiry Date" shall mean, with respect to any Purchaser, the earlier
           -----------
of (a) the Scheduled Expiry Date with respect to such Purchaser and (b) the date on which a Termination Event shall have been declared or automatically occurred.

          "Extending Purchaser" shall mean a Purchaser other than a Non-
           -------------------
Extending Purchaser.

          "FDIC" shall mean the Federal Deposit Insurance Corporation, and its
           ----
successors.

          "Federal Book Entry Security" shall mean an obligation (i) issued by
           ---------------------------
the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, or any other direct obligation of, or obligation fully guaranteed as to timely payment or principal and interest by, the United States of America, that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, and (ii) the perfection of a security interest which is governed pursuant to federal regulations by Article 8 of the UCC.

          "Federal Funds Effective Rate" shall mean, for any day, the weighted
           ----------------------------
average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Fee Letter" shall mean the fee letter, dated as of the date hereof,
           ----------
among the Transferor, the Administrative Agent, the Purchasers and the Funding Agents, as the same may be amended, supplemented or otherwise modified from time to time.

          "FE Increment" shall mean on any Settlement Date, calculated after
           ------------
giving effect to any Repurchase since the close of business on the last day of the immediately preceding Collection Period and any Transfer on such Settlement Date, (a) if the Forestry and Mining Equipment Percentage as of the close of business on the last day of the immediately preceding Collection Period was 10% or less, zero; (b) if the Forestry and Mining Equipment Percentage as of the close of business on the last day of the immediately preceding Collection Period was greater than 10% but less than or equal to 15%, 0.50%; or (c) if the Forestry and Mining Equipment Percentage as of the close of business on the last day of the immediately preceding Collection Period was greater than 15%, 1.00%.

          "Final Scheduled Maturity Date" shall mean the Settlement Date that
           -----------------------------
occurs in the 90th month after the month in which the Expiry Date with respect to the last Purchaser shall have occurred.

          "Financed Equipment" shall mean, with respect to any Receivable, (a)
           -------------------
which is a Retail Installment Contract, the property, including any agricultural, forestry, snow removal, recreational, mining or construction equipment, truck, truck tractor, truck trailer, all-terrain vehicle or snowmobile, together with all accessions thereto, securing the Obligor's indebtedness under such Receivable and (b) which is a Lease, the property, including any agricultural, forestry, snow removal, recreational, mining or construction equipment, truck, truck tractor, truck trailer, all-terrain vehicle or snowmobile, together with all accessions thereto, subject to such Lease.

          "Financial Asset" is defined in Section 8-102(a)(9) of Article 8 of
           ---------------
the UCC.

          "Financing Lease" shall mean any lease of property, real or personal,
           ---------------
the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

          "Fixed Rate Pool Balance" shall mean, with respect to any Settlement
           -----------------------
Date, the aggregate Contract Value of the Pooled Receivables that are Fixed Rate Receivables as of the close of business on the last day of the immediately preceding Collection Period.

          "Fixed Rate Receivable" shall mean any Receivable accruing interest or
           ---------------------
finance charges at a fixed APR under the related Retail Installment Contract or Lease.

          "Floating Rate Percentage" shall mean on any Settlement Date the
           ------------------------
percentage equivalent of a fraction, the numerator of which is the Floating Rate Pool Balance with respect to such Settlement Date and the denominator of which is the Pool Balance with respect to such Settlement Date.

          "Floating Rate Pool Balance" shall mean, with respect to any
           --------------------------
Settlement Date, the aggregate Contract Value of the Pooled Receivables that are Floating Rate Receivables as of the close of business on the last day of the immediately preceding Collection Period.

          "Floating Rate Receivable" shall mean any Receivable accruing interest
           ------------------------
or finance charges at a variable APR, adjusted at least monthly, under the related Retail Installment Contract or Lease equal to the lesser of (i) the sum of (A) the prime rate published in The Wall Street Journal or another nationally recognized financial publication and (B) a variable rate additive set forth in the related Retail Installment Contract or Lease and (ii) the highest rate permitted by applicable law.

          "Floating Tranche" means, with respect to any Purchaser, the portion
           ----------------
of the APA Bank Funded Amount with respect to such Purchaser not allocated to a Eurodollar Tranche.

          "Forestry and Mining Equipment Percentage" shall mean, as of the close
           ----------------------------------------
of business on the last day of any Collection Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Outstanding Balances with respect to all Forestry and Mining Equipment Receivables that are Pooled Receivables, and the denominator of which is the aggregate Outstanding Balances with respect to all Pooled Receivables.

          "Forestry and Mining Equipment Receivable" shall mean either a Retail
           ----------------------------------------
Installment Contract secured by Financed Equipment that is forestry or mining equipment or a Lease of Financed Equipment that is forestry or mining equipment.

          "Funding Agent" is defined in the recitals hereto.
           -------------

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States in effect from time to time.

          "Governmental Authority" shall mean any nation or government, any
           ----------------------
state, province or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantee Obligation" shall mean, as to any Person (the "guaranteeing
           --------------------
person"), any obligation of (i) the guaranteeing person or (ii) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any such obligation of the guaranteeing person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation
                         --------  -------
shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (i) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (ii) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

          "Indebtedness" shall mean of any Person at any date, (i) all
           ------------
indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices),
(ii) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (iii) all obligations of such Person under Financing Leases, (iv) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (v) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (vi) all net liabilities of such Person in respect of Interest Rate Caps and (vii) all liabilities of such Person in respect of Guarantee Obligations.

          "Initial Cutoff Date" shall mean the close of business on May 31,
           -------------------
2000.

          "Initial Funding Date" shall mean June 28, 2000.
           --------------------

          "Insolvency Event" shall mean, with respect to a specified Person: (i)
           ----------------
such Person shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or such Person shall make a general assignment for the benefit of its creditors; (ii) there shall be commenced against such Person any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; (iii) there shall be commenced against such Person any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; (iv) such Person shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause

(i), (ii) or (iii) above; or (v) such Person shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

          "Interest Period" shall mean a period commencing on and including a
           ---------------
Determination Date and ending on and including the day preceding the next succeeding Determination Date; provided, however, that the initial Interest
                               --------  -------
Period shall commence on and include the Initial Funding Date and the final Interest Period shall end on and include the day preceding the final Settlement Date.

          "Interest Rate Cap" shall have the meaning set forth in Section
           -----------------                                      -------
2.3(a).

          "Interest Rate Cap Assignment" shall have the meaning set forth in
           ----------------------------
Section 2.3(b).

          "Investment Earnings" shall mean for any Settlement Date the aggregate
           -------------------
amount of interest and other investment earnings (net of losses and investment expenses) received on funds deposited in the Collection Account and the Spread Account since the immediately preceding Settlement Date (or, in the case of the initial Settlement Date, since the Initial Funding Date).

          "Involuntary Filing Event" shall mean, with respect to a specified
           ------------------------
Person, that there shall be commenced against such Person any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets.

          "Lease" shall mean a lease contract pursuant to which any
           -----
agricultural, forestry, snow removal, recreational, mining or construction equipment, truck, truck tractor, truck trailer, all-terrain vehicle or snowmobile is leased, and includes any Termination Value.

          "LIBO Rate" means, with respect to each day during each Eurodollar
           ---------
Period pertaining to a Eurodollar Tranche, the rate appearing on the "BBAM" page of the Bloomberg service (or on such successor or substitute page of such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time in accordance with its customary practices for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m. (London time) on the second London Business Day prior to the commencement of such Eurodollar Period, as the rate for Dollar deposits with a maturity comparable to the Eurodollar Period applicable to such Eurodollar Tranche.

          "Lien" shall mean any mortgage, pledge, hypothecation, assignment,
           ----
deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).


          "Liquidated Receivable" shall mean any Receivable liquidated by the
           ---------------------
Servicer through the sale or other disposition of the Financed Equipment with respect to such Receivable or which the Servicer has, after using all reasonable efforts to realize upon the Financed Equipment with respect to such Receivable, determined to charge off without realizing upon such Financed Equipment in accordance with the Credit and Collection Policy.

          "Liquidation Proceeds" shall mean, with respect to any Liquidated
           --------------------
Receivable, the moneys collected in respect thereof from whatever source (including the proceeds of insurance policies with respect to the Financed Equipment with respect to such Receivable or Obligor and payments made by a Dealer pursuant to the related Dealer Agreement with respect to such Receivable (other than amounts paid from Dealer reserve accounts maintained with a Seller)), other than Recoveries, net of the sum of any amounts expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

          "London Business Day"  shall mean, with respect to any matters
           -------------------
relating to the LIBO Rate, any day on which commercial banks are open for dealing in deposits in Dollars in the London interbank market.

          "Low Pay Out Lease" shall mean any Lease that has a Termination Value
           -----------------
that is greater than 10% of the Amount Financed with respect to such Lease.

          "Low Pay Out Lease Dealer Overconcentration Amount" shall mean, for
           -------------------------------------------------
each Dealer with respect to any Settlement Date, the excess, if any, of the aggregate Contract Value of all Low Pay Out Leases that are Pooled Receivables on such Settlement Date originated by such Dealer over 1.5% of the Pool Balance as of the close of business on the last day of the immediately preceding Collection Period.

          "Low Pay Out Lease Increment" shall mean on any Settlement Date,
           ---------------------------
calculated after giving effect to any Repurchase since the close of business on the last day of the immediately preceding Collection Period and any Transfer on such Settlement Date, (a) if the Low Pay Out Lease Percentage as of the close of business on the last day of the immediately preceding Collection Period was 15% or less, zero; (b) if the Low Pay Out Lease Percentage as of the close of business on the last day of the immediately preceding Collection Period was greater than 15% but less than or equal to 20%, 0.50%; or (c) if the Low Pay Out Lease Percentage as of the close of business on the last day of the immediately preceding Collection Period was greater than 20%, 1.00%.

          "Low Pay Out Lease Dealer Percentage" shall mean, with respect to any
           -----------------------------------
Dealer as of the close of business on the last day of any Collection Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Outstanding Balances with respect to all Low Pay Out Leases that are Pooled Receivables originated by such Dealer, and the denominator of which is the aggregate Outstanding Balances with respect to all Pooled Receivables.

          "Low Pay Out Lease Percentage" shall mean, as of the close of business
           ----------------------------
on the last day of any Collection Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Outstanding Balances with respect to all Low Pay Out Leases that are Pooled Receivables, and the denominator of which is the aggregate Outstanding Balances with respect to all Pooled Receivables.

          "Majority Purchasers" shall mean, at any time, at least two Purchasers
           -------------------
having Voting Percentages aggregating 66 2/3% or more.

          "Match Funding CP Conduit Purchaser" means each CP Conduit Purchaser
           ----------------------------------
that is identified on Schedule I as a Match Funding CP Conduit Purchaser and each CP Conduit Purchaser that, after the Effective Date, notifies the Transferor and the Administrative Agent in accordance with Section 3.2(d) in
                                                           --------------
writing that it is funding its CP Conduit Funded Amount with Commercial Paper issued by it, or for its benefit, in specified CP Tranches selected in accordance with Sections 3.2(b) and 3.2(c) and that, in each case, has not
                ---------------     ------
subsequently notified the Transferor and the Administrative Agent in writing that the Transferor will no longer be permitted to select CP Tranches in accordance with Sections 3.2(b) and 3.2(c) in respect of the CP Conduit Funded
                ---------------     ------
Amount with respect to such CP Conduit Purchaser.

          "Material Adverse Effect" shall mean, with respect to a Person, a
           -----------------------
material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of such Person, (b) the ability of such Person to perform its obligations under any of the Basic Documents, or (c) the validity or enforceability of any of the Basic Documents or the rights or remedies of any other Person thereunder.

          "Maximum Purchaser Net Investment" shall mean, with respect to any
           --------------------------------
Purchaser, the amount set forth opposite the name of the CP Conduit Purchaser included in such Purchaser on Schedule I, as such amount may be increased or reduced from time to time as provided in Section 3.1. The Maximum Purchaser Net
                                         -----------
Investment with respect to each Non-Extending Purchaser shall be reduced to zero on the Scheduled Expiry Date with respect to such Purchaser.

          "Minimum Rate" shall mean, as of any date of origination of a Floating
           ------------
Rate Receivable, the sum of (i) the rate appearing on the "BBAM" page of the Bloomberg service (or on such successor or substitute page of such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Servicer) at approximately 11:00 a.m. (London time) on the fifteenth day of the month
immediately preceding such date (or, if such day is not a London Business Day, the next succeeding London Business Day), as the rate for dollar deposits in the London interbank market with a maturity of 30 days and (ii) the sum of (A) the product of 1.50 times the Net Loss Percentage for the Settlement Date in the month immediately preceding such date of origination, (B) 1.00% and (C) 0.625%.

          "Miscellaneous Equipment Percentage" shall mean, as of the close of
           ----------------------------------
business on the last day of any Collection Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Outstanding Balances with respect to all Miscellaneous Equipment Receivables that are Pooled Receivables, and the denominator of which is the aggregate Outstanding Balances with respect to all Pooled Receivables.

          "Miscellaneous Equipment Receivable" shall mean either a Retail
           ----------------------------------
Installment Contract secured by Financed Equipment that is snow grooming equipment, a snowmobile, an all-terrain vehicle or another type of recreational vehicle or a Lease of Financed Equipment that is snow grooming equipment, a snowmobile, an all-terrain vehicle or another type of recreational vehicle.

          "Monthly Funding Costs" means, with respect to each Interest Period
           ---------------------
and any Purchaser, the sum of:

          (a) for each day during such Interest Period, (i) with respect to a Match Funding CP Conduit Purchaser, the aggregate amount of Discount accruing on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser on such day or (ii) with respect to a Pooled Funding CP Conduit Purchaser, the aggregate amount of Discount accruing on or otherwise in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser; plus
                                          ----

          (b)        for each day during such Interest Period, the sum of:

               (i) the product of (A) the portion of the APA Bank Funded Amount with respect to such Purchaser allocated to the Floating Tranche with respect to such Purchaser on such day times (B) the Alternate Base Rate, divided by (C) 365 (or 366, as the case may be) plus
                                                           ----

               (ii) the product of (A) the portion of the APA Bank Funded Amount with respect to such Purchaser allocated to Eurodollar Tranches with respect to such Purchaser on such day times (B) the weighted average Adjusted LIBO Rate with respect to such Eurodollar Tranches plus the
                                                                 ----
     Applicable Margin on such day in effect with respect thereto divided by
     (C) 360; plus
              ----

          (c) for each day during such Interest Period, the product of (i) the CP Conduit Funded Amount with respect to such Purchaser on such day times (ii) the Program Fee Rate, divided by (iii) 360.

          "Monthly Payment Amount shall mean, on any Settlement Date, an amount
           ----------------------
equal to the amount that would be payable per month on a Receivable that provides for equal monthly payments that fully amortize the amount financed over its term to maturity and that has (i) an amount financed equal to the Fixed Rate Pool Balance with respect to such Settlement Date, (ii) an APR equal to the Weighted Average APR on such Settlement Date and (iii) a term to maturity equal to the Weighted Average Maturity on such Settlement Date.

          "Moody's" shall mean Moody's Investors Service, Inc., together with
           -------
its successors.

          "Multiemployer Plan" shall mean a multiemployer plan as defined in
           ------------------
Section 4001(a)(3) of ERISA and covered by Title IV thereof, and to which Case Credit or any Commonly Controlled Entity contributes or was obligated to contribute in the immediately preceding five years.

          "Net Loss Percentage" shall mean on any Settlement Date, the
           -------------------
percentage equivalent of a fraction, the numerator of which is equal to the excess of (i) the aggregate Principal Balances (as of the date the related Receivable was determined to be uncollectible) of all Receivables in the CNH Portfolio that were determined to be uncollectible during the twelve calendar months ended prior to such Settlement Date over (ii) the amount of any monies collected by Case Credit during such period in respect of contracts that were previously determined to be uncollectible (net of the sum of any amounts expended by Case Credit in connection with such recoveries) and the denominator of which is equal to total collections received by Case Credit in respect of all Receivables in the CNH Portfolio plus all amounts written off in respect of all Receivables in the CNH Portfolio during such period.

          "Net Pool Balance" shall mean, with respect to any Settlement Date,
           ----------------
the sum of (i) the product of (A) the excess of (x) the Pool Balance with respect to such Settlement Date over (y) the sum of (1) the Aggregate Obligor Overconcentration Amount with respect to such Settlement Date, (2) the Aggregate Low Pay Out Lease Dealer Overconcentration Amount with respect to such Settlement Date and (3) 5% of the Pool Balance with respect to such Settlement Date and (B) the Discount Percentage on such Settlement Date and (ii) the product of (A) one minus the Discount Percentage on such Settlement Date and (B) the excess of (x) the Floating Rate Pool Balance with respect to such Settlement Date over (y) the product of (1) the Floating Rate Percentage on such Settlement Date and (2) 5% of the Pool Balance with respect to such Settlement Date.

          "New APA Bank" is defined in the recitals hereto.
           ------------

          "New CP Conduit Purchaser" is defined in the recitals hereto.
           ------------------------

          "New Equipment Receivable" shall mean either a Retail Installment
           ------------------------
Contract secured by new Financed Equipment or a Lease of new Financed Equipment.

          "New Funding Agent" is defined in the recitals hereto.
           -----------------

          "New Holland Credit" shall mean New Holland Credit Company, LLC, a
           ------------------
Delaware limited liability company, and its successors and assigns.

          "New Holland Credit Assignment" shall mean an assignment substantially
           -----------------------------
in the form of Exhibit A to the New Holland Credit Receivables Purchase Agreement, as such form may be amended, supplemented or otherwise modified from time to time.

          "New Holland Credit Receivables Purchase Agreement" shall mean the
           -------------------------------------------------
Receivables Purchase Agreement, between the Transferor and New Holland Credit, substantially in the form of Exhibit A-2, as the same may be further amended, supplemented or otherwise modified from time to time.

          "Non-Extending Purchaser" shall mean any Purchaser who shall not have
           -----------------------
agreed to an extension of its Scheduled Expiry Date pursuant to Section 3.1(c).
                                                                --------------

          "Obligations" shall mean all obligations of the Transferor (monetary
           -----------
or otherwise) to the Administrative Agent, the CP Conduit Purchasers, the Funding Agents or the APA Banks arising under or in connection with this Agreement and the other Basic Documents.

          "Obligor" shall mean, with respect to any Receivable, the purchaser or
           -------
any co-purchaser or the lessee or any co-lessee of the related Financed Equipment or any other Person who owes payments under such Receivable, including, with respect to the Termination Value, the related Dealer.

          "Obligor Limit" shall mean on any date of determination the lesser of
           -------------
(i) 2% of the Pool Balance and (ii) $7,500,000.

          "Obligor Overconcentration Amount" shall mean, for each Obligor, the
           --------------------------------
excess, if any, of the aggregate Contract Value of all Pooled Receivables of such Obligor over the Obligor Limit of such Obligor as of the close of business on the last day of each Collection Period.

          "Opinion of Counsel" shall mean a written opinion of counsel, who may,
           ------------------
except as otherwise expressly provided, be an employee of Case Credit or New Holland Credit.

          "Outstanding Balance" shall mean as of the last day of any Collection
           -------------------
Period (i) with respect to a Precomputed Receivable, the sum of (A) the Amount Financed with respect to such Precomputed Receivable minus the sum of (x) that portion of all Scheduled Payments due on or prior to such last day allocable to principal using the actuarial or constant yield method, (y) any refunded portion of insurance premiums included in the Amount Financed and (z) any prepayment in full or any partial prepayments applied to reduce the Principal Balance of such Precomputed Receivable plus (B) that portion of all Scheduled Payments due on or prior to such last day allocable to interest using the actuarial or constant yield method that are unpaid as of the close of business on such last day and (ii) with respect to a Simple Interest Receivable, the unpaid principal balance of such Simple Interest Receivable plus accrued and unpaid interest thereon as of the close of business on such last day.

          "Participant" is defined in Section 16.9(d).
           -----------

          "Paydown Period" shall mean with respect to any Non-Extending
           --------------
Purchaser (including any Purchaser deemed to be a Non-Extending Purchaser pursuant to Section 3.1(c)), the period from and including the Expiry Date with respect to such Non-Extending Purchaser (or, in the case of a Purchaser deemed to be a Non-Extending Purchaser pursuant to Section 3.1(c), the date on which it extends its Scheduled Expiry Date) to but excluding the earlier of (a) the date on which the Purchaser Net Investment with respect to such Non-Extending Purchaser shall have been reduced to zero (or, in the case of a Purchaser deemed to be a Non-Extending Purchaser, the portion of such Purchaser's Net Investment deemed to be that of a Non-Extending Purchaser pursuant to Section 3.1(c) shall have been reduced to zero) and (b) the date on which the Expiry Date with respect to each Purchaser shall have occurred.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established
           ----
pursuant to Subtitle A of Title IV of ERISA.

          "Permitted Lien" shall mean, with respect to any Receivable, tax
           --------------
liens, mechanics' liens and any liens which attach to such Receivable by operation of law as a result of any act or omission by the related Obligor.

          "Permitted Securitization" shall mean (a) any transaction which has
           ------------------------
been reviewed by Standard & Poor's and determined by Standard & Poor's to be in compliance with its criteria for multiple-use SPEs initially published in an article titled "Exceptions to Limitations on SPEs' Ability to Issue Additional Debt" on March 29, 2000, as such criteria may be amended and/or revised by Standard & Poor's from time to time, and (b) involving one of the following: (i) any sale, assignment or pledge by the Transferor of installment sale contracts, sale contracts, receivables, installment obligations, loans or leases arising out of or relating to the sale or lease of new or used agricultural, construction, forestry, snow removal, recreational and mining equipment, trucks, truck tractors, truck trailers, all-terrain vehicles and snowmobiles, (ii) the issuance by the Transferor of the evidence of any indebtedness secured by installment sale contracts, sale contracts, receivables, installment obligations, loans or leases arising out of or relating to the sale or lease of new or used agricultural, construction forestry, snow removal, recreational and mining equipment, trucks, truck tractors, truck trailers, all-terrain vehicles and snowmobiles, or (iii) the sale, assignment or pledge by the Transferor of, or the issuance by the Transferor of the evidence of any indebtedness secured by, interests in installment sale contracts, sale contracts, receivables, installment obligations, loans or leases arising out of or relating to the sale or lease of new or used agricultural, construction, forestry, snow removal, recreational and mining equipment, trucks, truck tractors, truck trailers, all- terrain vehicles and snowmobiles.

          "Person" shall mean an individual, partnership, corporation, limited
           ------
liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan" shall mean, with respect to a Person, at a particular time, any
           ----
employee benefit plan which is covered by ERISA and in respect of which such Person or a Commonly Controlled Entity with respect to such Person is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pool Balance" shall mean, with respect to any Settlement Date, the
           ------------
aggregate Contract Value of the Pooled Receivables on such Settlement Date as of the close of business on the last day of the immediately preceding Collection Period.

          "Pooled Funding CP Conduit Purchaser" means each CP Conduit Purchaser
           -----------------------------------
that is not a Match Funding CP Conduit Purchaser.

          "Pooled Interest Rate Cap" shall mean each Interest Rate Cap assigned
           ------------------------
by the Transferor to the Administrative Agent on the Initial Funding Date pursuant to Section 2.3(b) or assigned by the Transferor to the Administrative
            --------------
Agent on any subsequent Purchase Date pursuant to Section 2.3(b), as the case
                                                  --------------
may be, and not theretofore cancelled by the Transferor or reassigned by the Administrative Agent pursuant to Section 2.3(a).
                                 --------------

          "Pooled Receivable" shall mean each Designated Receivable purchased by
           -----------------
the Transferor from Case Credit on the Initial Funding Date pursuant to the Case Credit Receivables Purchase Agreement or purchased by the Transferor from a Seller on any subsequent Purchase Date pursuant to a Receivables Purchase Agreement and transferred to the Purchasers pursuant to Section 2.1 on the
                                                        -----------
Initial Funding Date or such Purchase Date, as the case may be, and not theretofore (i) repurchased by a Seller pursuant to Section 2.5 of the Receivables Purchase Agreement to which such Seller is a party, (ii) purchased by the Servicer pursuant to Section 7.9, (iii) repurchased by the Transferor
                            ------------
pursuant to Section 2.5 or (iv) purchased by the Servicer pursuant to Section
            -----------                                               -------
2.6.
---

          "Pooled Receivable Delinquency Ratio" shall mean, on any Settlement
           -----------------------------------
Date, the ratio of (i) the aggregate Outstanding Balances with respect to all Pooled Receivables that were more than 60 days delinquent as of the last day of the immediately preceding Collection Period and as of the last day of the second preceding Collection Period over (ii) the aggregate Outstanding Balances with respect to all Pooled Receivables as of the last day of the immediately preceding Collection Period and as of the last day of the second preceding Collection Period.

          "Potential Purchase Termination Event" shall mean an event which, but
           ------------------------------------
for the lapse of time or the giving of notice or both, would constitute a Purchase Termination Event.

          "Potential Servicer Default" shall mean an event which, but for the
           --------------------------
lapse of time or the giving of notice or both, would constitute a Servicer Default.

          "Potential Termination Event" shall mean an event which, but for the
           ---------------------------
lapse of time or the giving of notice or both, would constitute a Termination Event.

          "Precomputed Receivable" shall mean any Receivable under which the
           ----------------------
portion of a payment allocable to earned interest (which may be referred to in the related Retail Installment Contract or Lease as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the sum of periodic balances or the sum of monthly balances or any equivalent method or are monthly actuarial receivables.

          "Prime Rate" shall mean the rate of interest per annum publicly
           ----------
announced from time to time by Chase as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Principal Balance" shall mean as of the close of business on the last
           -----------------
day of a calendar month, (i) with respect to a Precomputed Receivable, the Amount Financed with respect to such Precomputed Receivable minus the sum of (A) that portion of all Scheduled Payments due on or prior to such day allocable to principal using the actuarial or constant yield method, (B) any refunded portion of insurance premiums included in the Amount Financed and (C) any prepayment in full or any partial prepayments applied to reduce the Principal Balance of such Precomputed Receivable and (ii) with respect to a Simple Interest Receivable, the unpaid principal balance of such Simple Interest Receivable.

          "Principal Component of the Repurchase Price" is defined in Section
           -------------------------------------------
2.5(a).

          "Principal Pay Down Amount" is defined in Section 8.3(a).
           -------------------------

          "Principal Payment Amount" shall mean, for any Settlement Date, the
           ------------------------
excess, if any, of the Net Pool Balance with respect to the immediately preceding Settlement Date over the Net Pool Balance with respect to such Settlement Date (calculated without giving effect to any Transfer on such Settlement Date); provided, however that the Principal Payment Amount for any
                  --------  -------
Settlement Date immediately succeeding a Repurchase Date shall be reduced by the Principal Component of the Repurchase Price applied to reduce the Aggregate Net Investment pursuant to Section 8.2(e).
                       --------------

          "Pro Forma Net Pool Balance" shall mean, with respect to any
           --------------------------
Repurchase Date, the Net Pool Balance with respect to the immediately preceding Settlement Date recalculated to give effect to the Repurchase occurring on such Repurchase Date as though it occured as of the close of business on the last day of the Collection Period immediately preceding such Settlement Date.

          "Program Fee Rate" shall mean the program fee rate set forth in the
           ----------------
Fee Letter; provided, however that after the occurrence of a Termination Event, the Program Fee Rate shall equal the sum of the program fee rate set forth in the Fee Letter plus 2.00% per annum.

          "Program Support Provider" shall mean, with respect to any CP Conduit
           ------------------------
Purchaser, the APA Banks with respect to such CP Conduit Purchaser and any other or additional Person now or hereafter extending credit, or having a commitment to extend credit to or for the account of, or to make purchases from, such CP Conduit Purchaser or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with such CP Conduit Purchaser's securitization program.

          "Pro Rata Share" shall mean, with respect to any Purchaser, on any
           --------------
date, the ratio, expressed as a percentage, which the Purchaser Net Investment with respect to such Purchaser bears to the Aggregate Net Investment on such date.

          "Purchase Amount" shall mean, with respect to any Pooled Receivable on
           ---------------
any Settlement Date, the Contract Value thereof on such Settlement Date.

          "Purchase Cutoff Date" shall mean, with respect to any Designated
           --------------------
Receivable, the close of business on the last day of the Collection Period immediately preceding the date on which such Designated Receivable was purchased from a Seller pursuant to the Receivables Purchase Agreement to which such Seller is a party.

          "Purchase Date" is defined in Section 2.1 of each of the Receivables
           -------------
Purchase Agreements.

          "Purchase Price" is defined in Section 2.2(a) of each of the
           --------------
Receivables Purchase Agreements.

          "Purchaser" shall mean, collectively, a CP Conduit Purchaser and the
           ---------
APA Banks with respect to such CP Conduit Purchaser.

          "Purchaser Net Investment" shall mean, with respect to any Purchaser,
           ------------------------
(a) when used on the Effective Date, the amount set forth on Schedule I and (b) when used on any other date, an amount equal to (i) the Purchaser Net Investment with respect to such Purchaser on the immediately preceding Business Day plus
(ii) the Transfer Price paid by such Purchaser on such Business Day pursuant to

Section 2.1 minus any amounts applied by the Administrative Agent to reduce the
-----------
Purchaser Net Investment with respect to such Purchaser pursuant to Section
                                                                    -------
8.3(a); provided that the Purchaser Net Investment with respect to any Purchaser
------  --------
shall be restored in the amount of amounts so applied if, at any time, the distribution thereof is rescinded or otherwise must be returned for any reason.

          "Purchase Termination Event" shall have the meaning set forth in
           --------------------------
Section 6 of each of the Receivables Purchase Agreements.

          "Receivable" shall mean a Retail Instalment Contract or a Lease.
           ----------

          "Receivable Files" shall mean the documents specified in Section 9.1.
           ----------------                                        -----------

          "Receivables Purchase Agreement" shall mean the Case Credit
           ------------------------------
Receivables Purchase Agreement or the New Holland Credit Receivables Purchase Agreement.

          "Recoveries" shall mean, with respect to any Liquidated Receivable,
           ----------
monies collected in respect thereof, from whatever source (other than from the sale or other disposition of the Financed Equipment with respect to such Receivable), during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable.

          "Related Security" is defined in Section 2.1(a) of each of the
           ----------------
Receivables Purchase Agreements.

          "Reportable Event" shall mean any of the events set forth in Section
           ----------------
4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19, or .20 of PBGC Reg.
(S) 2615.

          "Repurchase" shall mean the repurchase of Pooled Receivables from the
           ----------
Purchasers pursuant to Section 2.5.
                       -----------

          "Repurchase Date" shall mean the date of any Repurchase.
           ---------------

          "Repurchased Receivable Assignment" shall mean an assignment
           ---------------------------------
substantially in the form of Exhibit B, as such form may be amended, supplemented or otherwise modified from time to time.

          "Repurchase Payment" is defined in Section 2.5 of each of the
           ------------------
Receivables Purchase Agreements.

          "Repurchase Price" is defined in Section 2.5.
           ----------------

          "Required Interest Rate Caps is defined in Section 2.3.
           ---------------------------

          "Requirement of Law" shall mean, as to any Person, the certificate of
           ------------------
incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer" shall mean, with respect to any Person, the
           -------------------
chief executive officer, the president or the chief financial officer of such Person or, with respect to financial matters, the chief financial officer, treasurer or assistant treasurer of such Person.

          "Retail Installment Contract" shall mean a retail installment sale or
           ---------------------------
loan contract secured by any agricultural, forestry, snow removal, recreational, mining or construction equipment, truck, truck tractor, truck trailer, all-terrain vehicle or snowmobile.

          "Retail Outlet" shall mean one of the retail outlets in the United
           -------------
States owned by Case or, in whole or in part, by New Holland North America, Inc.

          "Scheduled Expiry Date" shall mean, with respect to any Purchaser, the
           ---------------------
later of (a) December 14, 2001 and (b) the last day of any extension of such Purchaser's Commitment made in accordance with Section 3.1(c).
                                               --------------

          "Scheduled Payment" shall mean, with respect to (i) a Precomputed
           -----------------
Receivable, that portion of the payment required to be made by the Obligor during the respective Collection Period sufficient to amortize the excess of the Amount Financed over the Termination Value under the actuarial or constant yield method over the term of such Receivable and to provide interest or finance charges at the APR on such Receivable and (ii) a Simple Interest Receivable, that portion of the payment required to be made by the Obligor during the respective Collection Period sufficient to amortize the Principal Balance thereof and to provide interest at the APR on such Receivable under the simple interest method, assuming interest is paid on the due date thereof.

          "Securities Account" is defined in Section 8-501(a) of Article 8 of
           ------------------
the UCC.

          "Securities Entitlement" is defined in Section 8-102(a)(17) of Article
           ----------------------
8 of the UCC.

          "Securities Intermediary" is defined in Section 8-102(a)(14) of
           -----------------------
Article 8 of the UCC.

          "Seller" shall mean Case Credit or New Holland Credit, in its capacity
           ------
as a seller under the Receivables Purchase Agreement to which it is a party.

          "Servicer" shall mean Case Credit, in its capacity as Servicer under
           --------
this Agreement, and any successor or assign in such capacity.

          "Servicer Default" is defined in Section 11.1.
           ----------------

          "Servicer Purchase Assignment" shall mean an assignment substantially
           ----------------------------
in the form of Exhibit D, as such form may be amended, supplemented or otherwise modified from time to time.

          "Servicer Repurchase Price" is defined in Section 2.6.
           -------------------------

          "Servicing Fee" shall mean the fee payable to the Servicer pursuant to
           -------------
Section 7.10.
------------

          "Servicing Statement" is defined in Section 7.11(b).
           -------------------

          "Settlement Date" shall mean the 15th day of each month or, if any
           ---------------
such day is not a Business Day, the next succeeding Business Day.

          "Simple Interest Method" shall mean the method of allocating each
           ----------------------
monthly payment on a Simple Interest Receivable to principal and interest pursuant to which the portion of such payment that is allocated to interest is equal to the product of the outstanding principal balance thereon multiplied by the rate of interest applicable to such Receivable multiplied by the period of time elapsed (expressed as a fraction of a calendar year) since the preceding payment of interest with respect to such principal balance was made.

          "Simple Interest Receivable" shall mean any Receivable under which the
           --------------------------
portion of each monthly payment allocable to earned interest and the portion allocable to the Amount Financed is determined in accordance with the Simple Interest Method.

          "Single Employer Plan" shall mean any Plan which is covered by Title
           --------------------
IV of ERISA, but which is not a Multiemployer Plan.

          "Specified Spread Account Balance" shall mean with respect to any
           --------------------------------
Settlement Date, the greater of:

          (i) the product of (1) the sum of (x) 3% and (y) the sum of the CE Increment, the FE Increment, the TR Increment and the Low Pay Out Lease Increment on such Settlement Date and (2) the Aggregate Net Investment on such Settlement Date (after giving effect to any increase therein on such Settlement Date), provided, however, that if (A) the Net Loss Percentage on
                       --------  -------
     any Settlement Date exceeds 4.00% or (B) the CNH Portfolio Delinquency Ratio on any Settlement Date exceeds 4.00%, the amount in this clause (i) with respect to such Settlement Date and each Settlement Date thereafter shall equal the product of (1) the sum of (x) 5% and the (y) the sum of the CE Increment, the FE Increment, the TR Increment and the Low Payout Lease Increment on such Settlement Date and (2) the Aggregate Net Investment on such Settlement Date (after giving effect to any increase therein on such Settlement Date) and

          (ii) the sum of (x) the product of (1) 1% and (2) the highest Aggregate Net Investment since the date of the most recent Repurchase (or, if no Repurchase has occurred, since the Initial Funding Date) and (y) the product of (1) 50% of the sum of the CE Increment, the FE Increment, the TR Increment and the Low Pay Out Lease Increment on such Settlement Date and (2) the highest Aggregate Net Investment since the date of the most recent Repurchase (or, if no Repurchase has occurred, since the Initial Funding Date);

     provided further that the Specified Spread Account Balance on each
     --------
     Settlement Date after the occurrence of a Termination Event shall equal the greater of the Specified Spread Account Balance on the Settlement Date preceding the occurrence of such Termination Event and the Specified Spread Account Balance determined without giving effect to this proviso and provided further that the Specified Spread Account Balance on any
     --------
     Settlement Date shall not exceed the Aggregate Net Investment on such Settlement Date.

          "Spread Account" is defined in Section 8.1.
           --------------

          "Standard & Poor's" shall mean Standard and Poor's Ratings Service, a
           -----------------
division of McGraw Hill Companies, Inc.

          "Statutory Reserve Rate" shall mean a fraction (expressed as a
           ----------------------
decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed
as a decimal (rounded up to the   nearest 1/100th of 1%) established by the
Board with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to Regulation D. Eurodollar Tranches shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time under such Regulation D or comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the reserve percentage.

          "Subsidiary" shall mean as to any Person, a corporation, partnership
           ----------
or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

          "Termination Event" is defined in Section 12.1.
           -----------------

          "Termination Value" shall mean, with respect to any Lease, the portion
           -----------------
of the Amount Financed with respect to such Lease payable by the Obligor or the related Dealer upon the termination of such Lease.

          "Total Cash Available" shall mean, for any Settlement Date, the sum of
           --------------------
(i) the aggregate amount of Collections received during the related Collection Period and (ii) Investment Earnings for such Settlement Date; provided, however,
                                                              --------
that the Total Cash Available shall not include any payments or proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount in respect of which has been included in the Total Cash Available for a prior Settlement Date or Recoveries.

          "Total Pool Weighted Average Maturity" shall mean, on any Settlement
           ------------------------------------
Date, as of the last day of the immediately preceding Collection Period, the weighted average maturity of the Pooled Receivables.

          "TR Increment" shall mean on any Settlement Date, calculated after
           ------------
giving effect to any Repurchase since the close of business on the last day of the immediately preceding Collection Period and any Transfer on such Settlement Date, (a) if the Truck Percentage as of the close of business on the last day of the immediately preceding Collection Period was 20% or less, zero; (b) if the Truck Percentage as of the close of business on the last day of the immediately preceding Collection Period was greater than 20% but less than or equal to 35%, 1.00%; or (c) if the Truck Percentage as of the close of business on the last day of the immediately preceding Collection Period was greater than 35%, 2.00%.

          "Transfer" shall mean the transfer of undivided ownership interests in
           --------
the Receivables, all related True Lease Equipment and all other Related Security pursuant to Section 2.1.
            -----------

          "Transfer Date" is defined in Section 2.2(b)
           -------------

          "Transfer Price" is defined in Section 2.2(b).
           --------------

          "Transferor" is defined in the recitals hereto.
           ----------

          "Transferred Interest" shall mean (a) the Purchasers' undivided
           --------------------
ownership interest in (i) each and every Pooled Receivable, all related True Lease Equipment and all other Related Security with respect thereto purchased pursuant to Section 2.1, (ii) all Receivable Files with respect thereto, (iii)
            -----------
all monies paid thereon and due thereon on and after the Purchase Cutoff Date with respect thereto, (iv) the Collection Account and all funds from time to time on deposit therein and (iv) all proceeds of the foregoing and (b) the Purchasers' security interest in the Transferor's right, title and interest in, to and under, (i) the Receivables Purchase Agreements, the Pooled Interest Rate Caps, all amounts payable thereunder and the Spread Account and all funds from time to time on deposit therein, in each case, granted by the Transferor pursuant to Section 2.3(b).
            --------------

          "Transferred Receivable Assignment" shall mean an assignment
           ---------------------------------
substantially in the form of Exhibit C, as such form may be amended, supplemented or otherwise modified from time to time.

          "Truck Percentage" shall mean, as of the close of business on the last
           ----------------
day of any Collection Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Outstanding Balances with respect to all Truck Receivables that are Pooled

Receivables, and the denominator of which is the aggregate Outstanding Balances with respect to all Pooled Receivables.

          "Truck Receivable" shall mean either a Retail Installment Contract
           ----------------
secured by Financed Equipment that is a truck, truck tractor or truck trailer or a Lease of Financed Equipment that is a truck, truck tractor or truck trailer.

          "True Lease" shall mean a Lease that is properly characterized as a
           ----------
true lease within the meaning of Section 1-201(37) of the UCC.

          "True Lease Equipment" shall mean the Financed Equipment subject to a
           --------------------
True Lease.

          "UCC" shall mean the Uniform Commercial Code as in effect in the
           ---
relevant jurisdiction, as amended from time to time.

          "Uncertificated Security" is defined in Section 8-102(a)(18) of
           -----------------------
Article 8 of the UCC.

          "Unused Fee" is defined in Section 3.3.
           ----------

          "Unused Fee Rate" shall mean the unused rate set forth in the Fee
           ---------------
Letter.

          "Voting Percentage" shall mean, with respect to each Purchaser on any
           -----------------
date of determination, the percentage equivalent of a fraction, the numerator of which is (i) on or prior to the Expiry Date with respect such Purchaser, such Purchaser's Maximum Purchaser Net Investment and (ii) after the Expiry Date with respect to such Purchaser, such Purchaser's Purchaser Net Investment and the denominator of which is the sum of the numerators used to calculate the Voting Percentage for each of the Purchasers on such date.

          "Weighted Average APR" shall mean, on any Settlement Date, as of the
           --------------------
last day of the immediately preceding Collection Period, (i) the sum of the product with respect to each Pooled Receivable that is a Fixed Rate Receivable of (A) the APR of such Receivable (adjusted, if necessary, to make such APR equivalent to a rate per annum based on monthly interest payments) and (B) the Amount Financed with respect to such Receivable divided by (ii) the aggregate
                                                -------
Amount Financed of all Pooled Receivables that are Fixed Rate Receivables.

          "Weighted Average Maturity" shall mean, on any Settlement Date, as of
           -------------------------
the last day of the immediately preceding Collection Period, the weighted average maturity of the Pooled Receivables that are Fixed Rate Receivables.

          SECTION 1.2.   Rules of Construction
                         ---------------------

         (a) Accounting Terms.  As used in this Agreement or the Basic
             ----------------
Documents, accounting terms which are not defined, and accounting terms partly defined, herein or therein shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or the Basic Documents are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or the Basic Documents will control.

         (b) "Hereof," etc.  The words "hereof," "herein" and "hereunder" and
              -------------
words of similar import when used in this Agreement or any Basic Document will refer to this Agreement or such Basic Document as a whole and not to any particular provision of this Agreement or such Basic Document; and Section, Schedule and Exhibit references contained in this Agreement or any Basic Document are references to Sections, Schedules and Exhibits in or to this Agreement or such Basic Document unless otherwise specified. The word "or" is not exclusive.

          (c) Reference to Settlement Dates. With respect to any Settlement
              -----------------------------
Date, the "related Collection Period" will mean the Collection Period immediately preceding such Settlement Date.

          (d) Number and Gender. Each defined term used in this Agreement or the
              -----------------
Basic Documents has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Agreement or the Basic Documents has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

          (e) Including. Whenever the term "including" (whether or not that term
              ---------
is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Agreement or the Basic Documents in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

                                   ARTICLE II

                         AMOUNTS AND TERMS OF TRANSFERS
                         ------------------------------

          SECTION 2.1. Facility. Subject to the terms and conditions of this
                       --------
Agreement, including the delivery of notice in accordance with Section 2.2, each CP Conduit Purchaser may, in its sole discretion, purchase undivided ownership interests in Designated Receivables and any related True Lease Equipment from the Transferor as herein provided in an amount up to such CP Conduit Purchaser's Maximum Purchaser Net Investment on any Settlement Date during the period from the Effective Date to and including the Expiry Date with respect to such CP Conduit Purchaser, and if such CP Conduit Purchaser shall have notified the Administrative Agent and the Funding Agent with respect to such CP Conduit Purchaser pursuant to Section 2.2 that it has elected not to fund any Transfer Price during that period, each APA Bank with respect to such CP Conduit Purchaser shall fund its APA

Bank Commitment Percentage of such Transfer Price not being funded by such CP Conduit Purchaser. Under no circumstances shall any CP Conduit Purchaser fund any such Transfer or any APA Bank with respect to such CP Conduit Purchaser be obligated to fund any such Transfer, if, after giving effect to such Transfer, the Purchaser Net Investment with respect to such Purchaser would exceed the Maximum Purchaser Net Investment with respect to such Purchaser.

          SECTION 2.2. Procedures for Transfers.
                       ------------------------

          (a) The Transferor shall give the Administrative Agent irrevocable prior written notice (effective upon receipt) of each Transfer no later than 11:30 A.M., New York City time, on the second Business Day prior to the proposed Transfer Date. Each notice shall specify (i) the requested aggregate Transfer Prices to be paid to the Transferor, (ii) the Purchasers that the Transferor is requesting to fund and the Transfer Price to be funded by each such Purchaser (which shall be at least $1,000,000 plus integral multiples of $100,000) and
(iii) the Transfer Date (which shall be a Settlement Date). Upon receipt of any such notice from the Transferor, the Administrative Agent shall forward (by telecopy or electronic messaging system) a copy of such notice to the Funding Agent with respect to each Purchaser being requested to fund, no later than 1:00 P.M., New York City time, on the day received. After receipt by any such Funding Agent of such notice from the Administrative Agent, such Funding Agent shall promptly provide telephonic notice to the related CP Conduit Purchaser of the proposed Transfer and of such Purchaser's proposed Transfer Price. If such CP Conduit Purchaser elects to fund all or a portion of its Transfer Price, such CP Conduit Purchaser shall pay in immediately available funds the Transfer Price (or any portion thereof) on the related Transfer Date to the Funding Agent with respect to such Purchaser and such Funding Agent shall pay such funds to the Administrative Agent. If such CP Conduit Purchaser elects not to fund the full amount of its Transfer Price, it shall so notify its Funding Agent and such Funding Agent shall notify the related APA Banks, and each such APA Bank shall fund its APA Bank Commitment Percentage of the portion thereof not funded by the CP Conduit Purchaser in immediately available funds on the related Transfer Date. The Funding Agent with respect to such Purchaser shall pay such funds to the Administrative Agent. The Administrative Agent shall apply the funds received from the Funding Agents to the payment of the aggregate Transfer Prices on the related Transfer Date in accordance with Section 2.2(b).
                                                --------------

          (b) The sum of the cash purchase prices to be paid by the Purchasers (each purchase price a "Transfer Price") for the Designated Receivables subject
                        --------------
to any Transfer hereunder on the date of any Transfer (a "Transfer Date") shall
                                                          -------------
not exceed the excess, if any, of the Net Pool Balance on such Settlement Date over the Aggregate Net Investment on such Settlement Date. On each Transfer Date, the Administrative Agent shall, upon satisfaction of the conditions set forth in Section 4.2, in payment for the aggregate Transfer Prices in respect
         -----------
of the Transfer occurring on such Transfer Date, (i) deposit in the Spread Account, the excess, if any, of the Specified Spread Account Balance on such Transfer Date, after giving effect to such Transfer, over the amount on deposit in the Spread Account and (ii) make available to the Transferor by depositing into an account specified by the Transferor in same day funds an amount equal to the excess of such aggregate Transfer Prices over the amount to be deposited in the Spread Account. The Transferor shall also be entitled to receive a deferred purchase price for the Designated Receivables, consisting solely of all amounts payable to the Transferor pursuant to Section 8.2(c) and (d) from time to time.
                       --------------     ---

          (c) On the date of each Transfer pursuant to Section 2.1, the
                                                       -----------
Transferor shall deliver to the Administrative Agent a Transferred Receivable Assignment pursuant to which it shall sell and assign to the Administrative Agent, for the benefit of the Purchasers, as of the applicable Purchase Cutoff Date, each Designated Receivable subject to such Transfer and the True Lease Equipment, the Related Security and Collections with respect thereto. The Transferor will deposit or will cause the Servicer to deposit into the Collection Account on each Transfer Date all Collections with respect to the Designated Receivables subject to the Transfer made on such Transfer Date received during the period from and including the applicable Purchase Cutoff Date to and including the second Business Day preceding such Transfer Date. In connection with each Transfer pursuant to Section 2.1, the Transferor shall
                                          -----------
cause the Servicer to deliver to the Administrative Agent on each Transfer Date a microfiche or computer disk or tape listing the Designated Receivables subject to such Transfer. In addition, the Transferor shall cause the Servicer to provide to the Administrative Agent upon request within five Business Days' notice a microfiche or computer disk or tape listing all Pooled Receivables as of the last day of the most recently ended Collection Period.

          SECTION 2.3.  Required Interest Rate Caps.
                        ---------------------------

          (a) On the Initial Funding Date, the Transferor entered into interest rate cap agreements payable monthly directly into the Collection Account, in each case, subject to an ISDA Master Agreement with a schedule that is substantially in the form of Exhibit E (each an "Interest Rate Cap"), with an
                                                 -----------------

Eligible Counterparty or Eligible Counterparties that provide, in the aggregate, that the initial notional amount thereof was at least equal to the aggregate Contract Value of all Pooled Receivables that were Fixed Rate Receivables as of the Initial Funding Date and the notional amount thereof on each subsequent Settlement Date will be at least equal to the scheduled Contract Values of the Pooled Receivables that are Fixed Rate Receivables as of each such Settlement Date and having an effective strike rate based on a eurodollar rate (the "Required Interest Rate Caps"). On each Transfer Date, the Transferor shall
----------------------------
have entered into additional Interest Rate Caps such that it has in place the Required Interest Rate Caps after giving effect to the change in the aggregate Contract Value of the Pooled Receivables that are Fixed Rate Receivables on such date. On any Settlement Date immediately following a date on which the Transferor shall have repurchased Pooled Receivables in accordance with Section
                                                                        -------
2.5, the Transferor may cancel one or more Pooled Interest Rate Caps or request
---
the Administrative Agent to reassign to the Transferor one or more Pooled Interest Rate Caps, provided, that, after giving effect to such cancellation or
                    --------
reassignment, the Transferor shall have in place the Required Interest Rate Caps. At the request of the Transferor, the Administrative Agent shall reassign one or more Pooled Interest Rate Caps to the Transferor if the Transferor will have the Required Interest Rate Caps after giving effect to such reassignment. The Transferor agrees that at any time that it enters into any Interest Rate Cap, it shall have funds available to pay for such Interest Rate Cap at the time that such funds are due and payable thereunder.

          (b) The Transferor agrees that at any time that it enters into any Interest Rate Cap intended to satisfy the requirements of Section 2.3(a), it
                                                          --------------
shall execute and deliver to the Administrative Agent an assignment of all amounts payable to the Transferor under such Interest Rate Cap substantially in the form of Exhibit F (each an "Interest Rate Cap Assignment").
                                ----------------------------

          (c) If at any time the commercial paper or short-term deposit ratings from Standard & Poor's or Moody's assigned to a Counterparty is reduced below the ratings then assigned by such rating agencies to any Commercial Paper, the Transferor shall, to the extent permitted under the Pooled Interest Rate Cap or Pooled Interest Rate Caps to which such Counterparty is a party, require such Counterparty to secure its obligations under such Pooled Interest Rate Cap or Pooled Interest Rate Caps or take such other actions as the Administrative Agent may reasonably request to the extent necessary to prevent a reduction in the ratings on the Commercial Paper of each Purchaser.

          SECTION 2.4. Transferor's Grant of Security Interest; Assignment of
          -------------------------------------------------------------------
Receivables Purchase Agreement.
-------------------------------

          (a) The Transfers of Pooled Receivables and any related True Lease Equipment contemplated hereby do not constitute, and are not intended to result in a creation or assumption by the Purchasers of, any obligation or liability with respect to any Pooled Receivable, nor shall the Purchasers be obligated to perform or otherwise be responsible for any obligation of a Seller or any other Person in connection with any Pooled Receivable or under any agreement or instrument relating thereto, including any contract or any other obligation to any Obligor, except that the Purchasers accept the Pooled Receivables that are Leases subject to (and assume) the covenants benefitting the Obligors under such Leases. If (but only to the extent) that any Transfer is characterized by a court or other governmental authority as a loan rather than a sale, the Transferor shall be deemed hereunder to have granted to the Administrative Agent for the ratable benefit of the Purchasers a security interest in all of the Transferor's right, title and interest in, to and under:

            (i) the Pooled Receivables subject to such Transfer, including all documents constituting chattel paper included therewith, and all obligations of the Obligors thereunder including all rights to payment and moneys paid thereunder on or after the related Purchase Cutoff Date, as well as any Termination Values, and the related Receivables Files;

            (ii) the security interests or Liens in the related Financed Equipment or any other property granted by Obligors pursuant to such Pooled Receivables and any other interest of the Transferor in such Financed Equipment or other property, together with any and all interests of the Transferor in any and all financing statements filed in connection with such Pooled Receivables, Financed Equipment or other property;

            (iii) any proceeds with respect to such Pooled Receivables from any guaranties or claims on insurance policies covering the related Financed Equipment or Obligors;

            (iv) any proceeds from recourse to Dealers with respect to such Pooled Receivables other than any interest in Dealers' reserve accounts maintained with Case Credit;

            (v) any True Lease Equipment or any Financed Equipment that shall have secured any of such Pooled Receivables and that shall have been acquired by or on behalf of the Transferor; and

            (vi) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any of all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of any of the foregoing;

and that this Agreement shall constitute a security agreement under applicable law.

          (b) In connection with each Transfer and as collateral security for the performance by the Transferor of all the terms, covenants and agreements on the part of the Transferor to be performed under this Agreement and the payment of all Obligations, the Transferor hereby assigns to the Administrative Agent for the ratable benefit of the Purchasers, all of the Transferor's right, title and interest in and to:

            (i) the Receivables Purchase Agreements relating to the Pooled Receivables, including, without limitation, all Repurchase Payments and other moneys due and to become due to the Transferor thereunder or in connection therewith, whether payable as fees, expenses, costs, indemnities, damages for the breach of the Receivables Purchase Agreements or otherwise, and all rights, remedies, powers, privileges and claims of the Transferor under or with respect to the Receivables Purchase Agreements (whether arising pursuant to the terms of the Receivables Purchase Agreements or otherwise available to the Transferor at law or in equity) relating to the Pooled Receivables, including, without limitation, the right of the Transferor to enforce the obligations of the Sellers thereunder relating to the Pooled Receivables and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Receivables Purchase Agreements;

            (ii) all Pooled Interest Rate Caps heretofore and hereafter entered into by the Transferor, including, without limitation, all moneys due and to become due to the Transferor thereunder or in connection therewith, whether payable as fees, expenses, costs, indemnities, damages for the breach of such Pooled Interest Rate Caps or otherwise, and all rights, remedies, powers, privileges and claims of the Transferor under or with respect to such Pooled Interest Rate Caps (whether arising pursuant to the terms of such Pooled Interest Rate Caps or otherwise available to the Transferor at law or in equity), including, without limitation, the right of the Transferor to enforce the obligations of the Counterparties thereunder and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to such Pooled Interest Rate Caps;

            (iii) the Spread Account and the Collection Account and all funds held therein and all Eligible Investments and other certificates and instruments, if any, from time to time representing or evidencing investment of such amounts; and

            (iv)  the proceeds of any and all of the foregoing.

          SECTION 2.5. Optional Repurchases By the Transferor.
          ----------------------------------------------------

          (a)  Upon satisfaction of the conditions set forth in Section 2.5(b),
                                                                --------------
the Transferor may, at its option, repurchase Pooled Receivables and any related True Lease Equipment at a price (the "Repurchase Price") equal to the sum of (i)
                                      ----------------
the excess of the Net Pool Balance with respect to the Settlement Date immediately preceding the applicable Repurchase Date over the Pro Forma Net Pool Balance with respect to such Repurchase Date (the "Principal Component of the
                                                   --------------------------
Repurchase Price") and (ii) interest on each Pooled Receivable being repurchased
----------------
at a rate per annum equal to the APR of such Receivable for the period from and including the Determination Date immediately preceding such Repurchase Date to but excluding such Repurchase Date. The Transferor shall give the Administrative Agent written notice of its intention to repurchase Pooled Receivables and an estimate of the Repurchase Price thereof not later than the tenth Business Day preceding the proposed date on which such Repurchase is to occur. The Transferor shall give the Administrative Agent written notice of the actual date on which any Repurchase is to occur and the actual Repurchase Price not later than the fourth Business Day preceding such date. Upon receipt of either of such notices from the Transferor, the Administrative Agent shall forward (by telecopy or electronic messaging system) a copy of such notice to the Funding Agent with respect to each Purchaser, no later than 4:00 P.M., New York City time, on the day received. The Transferor shall remit the Repurchase Price to the Collection Account on the applicable Repurchase Date.

          (b) The right of the Transferor to repurchase any Pooled Receivables pursuant to Section 2.5(a) is subject to the satisfaction of the conditions set
            --------------
forth in Section 4.3 and to the following additional conditions:
         -----------

            (i) the Miscellaneous Equipment Percentage as of the close of business on the last day of the Collection Period preceding the Collection Period in which the date of such Repurchase is to occur (after giving effect to such Repurchase and any Transfer since the last day of such Collection Period) would not exceed 1%;

            (ii) the Forestry and Mining Equipment Percentage as of the close of business on the last day of the Collection Period preceding the Collection Period in which the date of such Repurchase is to occur (after giving effect to such Repurchase and any Transfer since the last day of such Collection Period) would not exceed 20%;

            (iii) the Low Pay Out Lease Percentage as of the close of business on the last day of the Collection Period preceding the Collection Period in which the date of such Repurchase is to occur (after giving effect to such Repurchase and any Transfer since the last day of such Collection Period) would not exceed 25%;

            (iv) the Low Pay Out Lease Dealer Percentage with respect to any Dealer as of the close of business on the last day of the Collection Period preceding the Collection Period in which the date of such Repurchase is to occur (after giving effect to such Repurchase and any Transfer since the last day of such Collection Period) would not exceed 1.5%;

            (v) the Truck Percentage as of the close of business on the last day of the Collection Period preceding the Collection Period in which the date of such Repurchase is to occur (after giving effect to such Repurchase and any Transfer since the last day of such Collection Period) would not exceed 50%;

            (vi) the aggregate Outstanding Balances as of the close of business on the last day of the Collection Period preceding the Collection Period in which the date of such Repurchase is to occur (after giving effect to such Repurchase and any Transfer since the last day of such Collection Period) with respect to all Truck Receivables that are Pooled Receivables of Obligors located in any one state would not exceed 20% of the aggregate Outstanding Balances as of the close of business on the last day of such Collection Period if the unsecured senior debt of Case Credit is rated BBB- or better by Standard & Poor's or 10% of the aggregate Outstanding Balances as of the close of business on the last day of such Collection Period if the unsecured senior debt of Case Credit is rated less than BBB- by Standard & Poor's, unless the Transferor has delivered to the Administrative Agent an Opinion of Counsel reasonably acceptable to each Funding Agent, the Administrative Agent and Standard & Poor's to the effect that the assignment to the Administrative Agent for the ratable benefit of the

       Purchasers of a security interest in and lien on the Financed Equipment relating to those Truck Receivables is valid against third party creditors of Case Credit and the Transferor; and

            (vii) the Total Pool Weighted Average Maturity as of the close of business on the last day of the Collection Period preceding the Collection Period in which the date of such Repurchase is to occur (after giving effect to such Repurchase and any Transfer since the last day of such Collection Period) would not exceed 55 months.

          (c) On the date of each repurchase of Pooled Receivables and the related True Lease Equipment pursuant to Section 2.5(a), at the request of the
                                         --------------
Transferor, the Administrative Agent shall deliver to the Transferor a Repurchased Receivable Assignment pursuant to which it shall sell and assign to the Transferor all of its right, title and interest in, to and under such Pooled Receivables and the related True Lease Equipment, including all documents constituting chattel paper included therewith, and all moneys due thereon after the last day of the Collection Period immediately preceding the Settlement Date that immediately precedes the date of such repurchase and the Related Security.

          SECTION 2.6. Optional Purchase By the Servicer.
          ----------------------------------------------

          (a) So long as no event has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event, the Servicer may, at its option, purchase all (but not less than all) Pooled Receivables and any related True Lease Equipment on any Settlement Date on which the Pool Balance is less than 11% of the Aggregate Net Investment measured immediately after giving effect to the last Transfer at a price (the "Servicer Repurchase
                                                          -------------------
Price") equal to the greater of (a) the sum of (i) the Aggregate Net Investment
-----
on such Settlement Date plus (ii) all amounts payable out of Collections on such Settlement Date pursuant to Section 8.2(c) or (d) (net of all Collections on
                            --------------    ---
deposit in the Collection Account available to pay such amounts on such Settlement Date) and (b) the Pool Balance on such Settlement Date. The Servicer shall give the Administrative Agent written notice of its intention to purchase all of the Pooled Receivables not later than the tenth Business Day preceding the Settlement Date on which such purchase is to occur. The Servicer shall remit the Servicer Repurchase Price to the Collection Account on the date on which such purchase is to occur. On the date of the Servicer's purchase of the Pooled Receivables pursuant to this Section 2.6, the Administrative Agent shall
                                    -----------
deliver to the Servicer a Servicer Purchase Assignment pursuant to which it shall sell and assign to the Servicer all of its right, title and interest in, to and under the Pooled Receivables and any related True Lease Equipment, including all documents constituting chattel paper included therewith, and all moneys due thereon after the last day of the Collection Period preceding the date of such purchase and the Related Security.

          SECTION 2.7. Sales by CP Conduit Purchasers. Notwithstanding any
          -------------------------------------------
limitation on transfers to the contrary contained herein, each CP Conduit Purchaser may, in its own discretion, at any time, sell or assign all or any portion of its interest in the

Transferred Interest to any Conduit Assignee or to the APA Banks with respect to such CP Conduit Purchaser pursuant to, and subject to the terms and conditions of, the Asset Purchase Agreement with respect to such CP Conduit Purchaser. Any such Conduit Assignee or APA Banks shall hold their respective interests in the Transferred Interest subject to all of the terms of this Agreement. The Transferor shall not have the right to request a CP Conduit Purchaser to sell or assign all or any portion of its interest in the Transferred Interest to any Conduit Assignee or to the APA Banks with respect to such CP Conduit Purchaser.

          SECTION 2.8.  Sale by Existing CP Conduit Purchaser. On the Effective
          ---------------------------------------------------
Date, the Existing CP Conduit Purchaser and The Chase Manhattan Bank, as the APA Bank and Funding Agent of the Existing CP Conduit Purchaser, shall make assignments to the New CP Conduit Purchasers and the New APA Banks and New Funding Agent with respect to each such New CP Conduit Purchaser in accordance with Section 16.9(e), as directed by the Administrative Agent, with the result
     ---------------
that after giving effect thereto, the Purchaser Net Investment with respect to each CP Conduit Purchaser shall equal the amount set forth on Schedule I therefor.

                                  ARTICLE III

                         COMMITMENTS AND FUNDING COSTS
                         -----------------------------

          SECTION 3.1.  Increases and Reductions of the Maximum Purchaser Net
          -------------------------------------------------------------------
Investments; Extension of Scheduled Expiry Dates.
------------------------------------------------

          (a) The Transferor may from time to time request that any Purchaser agree to increase its Maximum Purchaser Net Investment. An increase in any Maximum Purchaser Net Investment shall be effective hereunder if such Purchaser shall have agreed to such increase in its Maximum Purchaser Net Investment and notified the Administrative Agent of such increase in writing.

          (b) The Transferor may reduce the Maximum Purchaser Net Investment with respect to any Purchaser to an amount that is not less than $50,000,000, upon five Business Days' prior written notice to the Administrative Agent and the Funding Agent with respect to such Purchaser (effective upon receipt); provided that no such reduction shall be permitted if, after giving effect
--------
thereto and to any reduction in the Purchaser Net Investment with respect to such Purchaser on such date, the Purchaser Net Investment with respect to such Purchaser would exceed the Maximum Purchaser Net Investment with respect to such Purchaser then in effect. Once reduced, the Maximum Purchaser Net Investment with respect to a Purchaser may not be subsequently reinstated.

          (c) If the Transferor desires to extend the Scheduled Expiry Date with respect to the Purchasers, the Transferor shall notify the Administrative Agent at least 30 days prior to such Scheduled Expiry Date of its desire to extend the Scheduled Expiry Date with respect to the Purchasers, whereupon the Administrative Agent shall notify the Funding

Agent with respect to each Purchaser of the Transferor's desire to so extend the Scheduled Expiry Date. Each Funding Agent, on behalf of its Purchaser, shall notify the Administrative Agent and the Transferor in writing of whether such Purchaser agrees to an extension of the Scheduled Expiry Date with respect to such Purchaser; provided that failure by a Funding Agent to respond to such
                --------
request shall not be construed as a consent by such Purchaser to such extension. The decision to extend or not extend shall be made by each Purchaser in its sole discretion. In the event that any Purchaser desires to extend its Scheduled Expiry Date for an amount that is less than its Maximum Purchaser Net Investment, the Transferor, in its sole discretion, may accept such extension; provided, however, that on each Settlement Date during the Paydown Period with
-------- -------
respect to such Purchaser, such Purchaser (x) shall be deemed to be a Non-Extending Purchaser for purposes of Section 8.3(a) having a Purchaser Net
                                        --------------
Investment equal to the excess of (A) its Purchaser Net Investment over (B) a percentage of its Maximum Purchaser Net Investment that will be available after the extension of its Scheduled Expiry Date equal to the percentage equivalent of a fraction, the numerator of which is the sum of the Purchaser Net Investments with respect to all Extending Purchasers, other than such Purchaser and any other Purchaser reducing its Maximum Purchaser Net Investment, and the denominator of which is the sum of the Maximum Purchaser Net Investments of all Extending Purchasers, other than such Purchaser and any other Purchaser reducing its Maximum Purchaser Net Investment, on such Settlement Date, and (y) shall be deemed to be an Extending Purchaser with a Maximum Purchaser Net Investment equal to the portion of its Maximum Purchaser Net Investment that will be available after the extension of its Scheduled Expiry Date.

          SECTION 3.2.  Principal Payment Amount and Monthly Funding Costs.
          ----------------------------------------------------------------

          (a) The Principal Payment Amount for each Settlement Date shall be payable by the Transferor on each Settlement Date pursuant to Section 8.2(c)(ii)
                                                              ------------------
or (d)(v). The Monthly Funding Costs with respect to each Interest Period and
---------
each Purchaser shall be payable by the Transferor on each Settlement Date pursuant to Section 8.2(c)(i) or (d)(ii). On each Repurchase Date, the
            -----------------    -------
Aggregate Net Investment shall be reduced by an amount equal to the Principal Component of the Repurchase Price pursuant to Section 8.2(e).
                                              --------------

          (b) On any Business Day, the Transferor may, subject to Section
                                                                  -------
3.2(c), elect to allocate all or any portion of the Available CP Funding Amount
-----
with respect to any Match Funding CP Conduit Purchaser, to one or more CP Tranches with CP Rate Periods commencing on such Business Day by giving the Administrative Agent and the Funding Agent with respect to such Match Funding CP Conduit Purchaser irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by such Funding Agent prior to 11:00 A.M., New York City time, two Business Days prior to such Business Day. Such notice shall specify (i) the applicable Business Day, (ii) the CP Rate Period for each CP Tranche to which a portion of the Available CP Funding Amount with respect to such Purchaser is to be allocated and (iii) the portion of such Available CP Funding Amount being allocated to each such CP Tranche. On any Business Day, the Transferor may, subject to Section 3.2(c), elect to allocate
                                             --------------
all or any portion of the Available APA Bank Funding Amount with respect to any Purchaser to one or more Eurodollar

Tranches with Eurodollar Periods commencing on such Business Day by giving the Administrative Agent and the Funding Agent with respect to such Purchaser irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by such Funding Agent prior to 1:00 P.M., New York City time, three Business Days prior to such Business Day. Such notice shall specify
(i) the applicable Business Day, (ii) the Eurodollar Period for each Eurodollar Tranche to which a portion of the Available APA Bank Funding Amount with respect to such Purchaser is to be allocated and (iii) the portion of such Available APA Bank Funding Amount being allocated to each such Eurodollar Tranche. Upon receipt of any such notice, the Funding Agent with respect to a Purchaser shall notify the CP Conduit Purchaser and the APA Banks with respect to such Purchaser of the contents of such notice promptly upon receipt thereof.

           (c) Notwithstanding anything to the contrary contained in this
Section 3.2, (i) (A) each Match Funding CP Conduit Purchaser shall approve the
-----------
length of each CP Rate Period and the portion of the Available CP Funding Amount with respect to such Match Funding CP Conduit Purchaser allocated to such CP Rate Period, (B) such Match Funding CP Conduit Purchaser may select, in its sole discretion, any new CP Rate Period if (x) the Transferor does not provide notice of a new CP Rate Period on a timely basis or (y) the Funding Agent with respect to such Match Funding CP Conduit Purchaser, on behalf of such Match Funding CP Conduit Purchaser, determines, in its sole discretion, that the CP Rate Period requested by the Transferor is unavailable or for any reason commercially undesirable and (C) the portion of the Available CP Funding Amount with respect to such Match Funding CP Conduit Purchaser allocable to each CP Tranche must be in an amount equal to $5,000,000 or an integral multiple of $100,000 in excess thereof and (ii) (A) the portion of the Available APA Bank Funding Amount with respect to any Purchaser allocable to each Eurodollar Tranche must be in an amount equal to $100,000 or an integral multiple of $100,000 in excess thereof,
(B) no more than 10 Eurodollar Tranches with respect to such Purchaser shall be outstanding at any one time and (C) after the occurrence and during the continuance of any Termination Event or Potential Termination Event, the Transferor may not elect to allocate any portion of the Available APA Bank Funding Amount with respect to any Purchaser to a Eurodollar Tranche.

           (d) On any Business Day, a Match Funding CP Conduit Purchaser may elect that the Transferor no longer be permitted to select CP Tranches in accordance with Sections 3.2(b) and (c) in respect of the CP Conduit Funded
                ---------------     ---
Amount with respect to such CP Conduit Purchaser by giving the Transferor and the Administrative Agent written notice thereof, which notice must be received by the Transferor and the Administrative Agent at least one Business Day prior to such Business Day. On any Business Day, a Pooled Funding CP Conduit Purchaser may elect thereafter to allow the Transferor to select CP Tranches in accordance with Sections 3.2(b) and (c) in respect of the CP Conduit Funded Amount with
     ---------------     ---
respect to such CP Conduit Purchaser by giving the Transferor and the Administrative Agent written notice thereof, which notice must be received by the Transferor and the Administrative Agent at least one Business Day prior to such Business Day. Any CP Conduit Purchaser making an election to change the manner in which its funding costs in respect of its Purchaser Net Investment are allocated in accordance with this Section 3.2(d)
                                  --------------
will be both a Match Funding CP Conduit Purchaser and a Pooled Funding CP Conduit Purchaser during the period that its Purchaser Net Investment is funded on both a "pooled" and "match funded" basis and its Monthly Funding Costs during that period will be calculated accordingly.

          (e) Each determination of the Adjusted LIBO Rate by the Administrative Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error.

          SECTION 3.3.  Unused Fees. An unused fee (the "Unused Fee") shall be
          -------------------------                      ----------
payable by the Transferor on each Settlement Date with respect to each Purchaser and the Interest Period then ending pursuant to Section 8.2(c)(iii) or
                                                -------------------
8.2(d)(iii) during the period from the Effective Date to and including the
-----------
Expiry Date with respect to such Purchaser at the Unused Fee Rate of the average daily Commitment Amount with respect to the APA Banks included in such Purchaser during such Interest Period less the average daily Purchaser Net Investment Amount with respect to such Purchaser during such Interest Period.

          SECTION 3.4.  Funding Agents.
          ----------------------------

          (a) The Funding Agent with respect to each Purchaser is hereby authorized to record on each Business Day the CP Funded Amount with respect to such Purchaser and the aggregate amount of Discount accruing with respect thereto on such Business Day and the APA Bank Funded Amount with respect to such Purchaser and the amount of interest accruing with respect thereto on such Business Day and, based on such recordations, to determine the Monthly Funding Costs with respect to each Interest Period and such Purchaser. Any such recordation by a Funding Agent shall constitute prima facie evidence of the accuracy of the information so recorded.

          (b) On each Determination Date, the Funding Agent with respect to each Purchaser shall provide written notice to the Servicer of the Monthly Funding Costs with respect to such Purchaser with respect to the Interest Period ending on such Determination Date. In preparing the Settlement Statement on the Determination Date preceding the final Settlement Date, the Servicer may make a reasonable estimation of the portion of the Monthly Funding Costs with respect to each Purchaser to accrue during the portion of each Interest Period succeeding such Determination Date, based on its reasonable expectations of the Purchaser Net Investment with respect to such Purchaser during such period, the Discount on the Commercial Paper issued by, or for the benefit of, such Purchaser to fund such Purchaser Net Investment during such period or the Adjusted LIBO Rates or the Alternate Base Rate applicable to such Purchaser Net Investment during such period; provided, however that if a Funding Agent
                               -------- -------
determines that the actual Monthly Funding Costs with respect to its Purchaser for such Interest Period will be more or less than the estimate thereof and informs the Servicer of such variance prior to the final Settlement Date, the Servicer will amend the Servicing Statement relating thereto to reflect that variance and provide the Administrative Agent and each Funding Agent with an amended Servicing Statement on or prior to such Settlement Date.

          (c) Upon receipt of funds from the Administrative Agent on each Settlement Date, each Funding Agent shall pay such funds to the related CP Conduit Purchaser and/or the related APA Banks owed such funds in accordance with the recordations maintained by it in accordance with Section 3.4(a) and the
                                                          --------------
Asset Purchase Agreement with respect to such CP Conduit Purchaser. If a Funding Agent shall have paid to any CP Conduit Purchaser or APA Bank any funds that (i) must be returned for any reason (including bankruptcy) or (ii) exceeds that which such CP Conduit Purchaser or APA Bank was entitled to receive, such amount shall be promptly repaid to such Funding Agent by such CP Conduit Purchaser or APA Bank.

                                  ARTICLE IV

                             CONDITIONS PRECEDENT
                             --------------------

          SECTION 4.1.  Conditions to Effectiveness of the Amendment and
          --------------------------------------------------------------
Restatement of the Existing Transfer and Administration Agreement. The amendment
------------------------------------------------------------------
and restatement of the Existing Transfer and Administration Agreement effected by this Agreement shall become effective on January 16, 2001 (the "Effective Date") if the following conditions precedent have been satisfied on or prior to such day:

          (a) Agreement.  The Administrative Agent shall have received, with a
              ---------
copy for each Funding Agent, this Agreement, duly executed by the Transferor, the Servicer, the Administrative Agent and the other parties to this Agreement on or prior to the Effective Date.

          (b) Receivables Purchase Agreements.  The Administrative Agent shall
              -------------------------------
have received, with a copy for each Funding Agent, (i) the Case Credit Receivables Purchase Agreement, duly executed and delivered by Case Credit and the Transferor and (ii) the New Holland Credit Receivables Purchase Agreement, duly executed and delivered by New Holland Credit and the Transferor.

          (c) Fee Letter.  The Administrative Agent shall have received, with a
              ----------
copy for each Funding Agent, the Fee Letter, duly executed and delivered by the Transferor, the Administrative Agent, each Purchaser and the Funding Agent with respect to such Purchaser.

          (d) Transferor Secretary's Certificate.  The Administrative Agent
              ----------------------------------
shall have received, with a copy for each Funding Agent, a certificate of the Secretary or an Assistant Secretary of the Transferor, dated the date hereof, and certifying (1) that attached thereto are true and complete copies of the certificate of incorporation and by-laws of the Transferor, as in effect on the date hereof and at all times since a date prior to the date of the resolutions described in clause (2) below, (2) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of the Transferor authorizing the execution, delivery and performance of the Basic Documents to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (3) that the certificate of incorporation of the Transferor has not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to paragraph (f) below and (4) as to the incumbency and specimen signature of each officer or authorized signatory executing any Basic Document or any other document delivered in connection herewith or therewith on behalf of the Transferor, together with evidence of the incumbency of such Secretary or Assistant Secretary.

          (e) Case Credit Secretary's Certificate.  The Administrative Agent
              -----------------------------------
shall have received, with a copy for each Funding Agent, a certificate of the Secretary or an Assistant Secretary of Case Credit, dated the date hereof, and certifying (1) that attached thereto are true and complete copies of the certificate of incorporation and by-laws of Case Credit, as in effect on the date hereof and at all times since a date prior to the date of the resolutions described in clause (2) below, (2) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of Case Credit authorizing the execution, delivery and performance of the Basic Documents to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (3) that the certificate of incorporation of Case Credit has not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to paragraph (h) below and
(4) as to the incumbency and specimen signature of each officer or authorized signatory executing any Basic Documents or any other document delivered in connection herewith or therewith on behalf of Case Credit, together with evidence of the incumbency of such Secretary or Assistant Secretary.

          (f) New Holland Credit Secretary's Certificate.  The Administrative
              ------------------------------------------
Agent shall have received, with a copy for each Funding Agent, a certificate of the Secretary or an Assistant Secretary of New Holland Credit, dated the date hereof, and certifying (1) that attached thereto are true and complete copies of the certificate of incorporation and by-laws of New Holland Credit, as in effect on the date hereof and at all times since a date prior to the date of the resolutions described in clause (2) below, (2) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of New Holland Credit authorizing the execution, delivery and performance of the New Holland Receivables Purchase Agreement and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (3) that the certificate of incorporation of New Holland Credit has not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to paragraph (h) below and (4) as to the incumbency and specimen signature of each officer or authorized signatory executing the New Holland Credit Receivables Purchase Agreement or any other document delivered in connection therewith on behalf of New

Holland Credit, together with evidence of the incumbency of such Secretary or Assistant Secretary.

          (g) Transferor Certificate of Incorporation.  The Administrative Agent
              ---------------------------------------
shall have received, with a copy for each Funding Agent, a true and complete copy of the certificate of incorporation of the Transferor, certified as of a recent date by the Secretary of State of the State of Delaware, and a certificate of good standing of the Transferor as of a recent date from the Secretary of State of the State of Delaware.

          (h) Seller Certificates of Incorporation.  The Administrative Agent
              ------------------------------------
shall have received, with a copy for each Funding Agent, a true and complete copy of (i) the certificate of incorporation of Case Credit, certified as of a recent date by the Secretary of State of the State of Delaware and a certificate of good standing of Case Credit as of a recent date from the Secretary of State of the State of Delaware and (ii) the certificate of formation of New Holland Credit, certified as of a recent date by the Secretary of State of the State of Delaware and a certificate of good standing of New Holland Credit as of a recent date from the Secretary of State of the State of Delaware.

          (i) Good Standing Certificates.  The Administrative Agent shall have
              --------------------------
received, with a copy for each Funding Agent, copies of certificates of compliance, of status or of good standing of (i) the Transferor as a foreign corporation, dated as of a recent date, from the Secretary of State of the State of Illinois, (ii) Case Credit as a foreign corporation, dated as of a recent date, from the Secretaries of State of the States of Illinois and Wisconsin and
(iii) New Holland Credit as a foreign corporation, dated as of a recent date, from the Secretary of State of the State of Pennsylvania.

          (j) Lien Searches.  The Administrative Agent shall have received
              -------------
certified copies of requests for information or copies (Form UCC-11) (or a similar search report certified by parties acceptable to the Administrative Agent) dated a date reasonably near the date hereof listing all effective financing statements which name the Transferor, Case Credit or New Holland Credit (under its present name or any previous name) as transferor or debtor and which are filed in jurisdictions in which the filings were made pursuant to item
(k) below and in any other jurisdictions that the Administrative Agent determines are necessary or appropriate, together with copies of such financing statements (none of which shall cover any Pooled Receivables or Related Security), and tax and judgment lien searches showing no such liens that are not permitted by the Basic Documents.

          (k) UCCs.  The Administrative Agent shall have received (1)
              ----
acknowledgement copies of proper financing statements (Form UCC-1), naming the Transferor as the transferor (debtor) of the Transferred Interest and the Administrative Agent as transferee (secured party), executed copies of such amendments thereto as may be necessary or in the opinion of the Administrative Agent desirable in connection with the execution and delivery of this Agreement or other similar instruments or documents as may be necessary or in the opinion of the Administrative Agent desirable under the UCC or any comparable law to perfect the Purchasers' interest in the Transferred Interest, (2) acknowledgement copies of proper financing statements (Form UCC-1), naming Case Credit as the transferor (debtor) of the Designated Receivables and the Related Security being sold from time to time pursuant to the Case Credit Receivables Purchase Agreement and the Transferor as transferee (secured party) or other similar instruments or documents as may be necessary or in the opinion of the Administrative Agent desirable under the UCC or other comparable law to perfect the Transferor's interest in the Designated Receivables and the Related Security being sold from time to time pursuant to the Case Credit Receivables Purchase Agreement, (3) executed copies of proper financing statements (Form UCC-1), dated a date reasonably near to the date hereof , naming New Holland Credit as the transferor (debtor) of the Designated Receivables and the Related Security being sold from time to time pursuant to the New Holland Credit Receivables Purchase Agreement and the Transferor as transferee (secured party) or other similar instruments or documents as may be necessary or in the opinion of the Administrative Agent desirable under the UCC or other comparable law to perfect the Transferor's interest in the Designated Receivables and the Related Security being sold from time to time pursuant to the New Holland Credit Receivables Purchase Agreement and (4) executed copies of proper financing statements (Form UCC-3), if any, necessary to release all security interests and other rights of any Person in the Pooled Receivables and Related Security previously granted by Case Credit or New Holland Credit.

          (l) No Potential Termination Event or Termination Event.  The
              ---------------------------------------------------
Administrative Agent shall have received a certificate of a Responsible Officer of the Servicer dated the Effective Date to the effect that no Potential Termination Event or Termination Event has occurred and is continuing.

          (m) Legal Opinions.  The Administrative Agent shall have received,
              --------------
with a copy for each Funding Agent:

            (i) the executed legal opinion of Mayer, Brown & Platt, counsel to the Transferor, Case Credit and New Holland Credit, dated the Effective Date and addressed to the CP Conduit Purchasers, the APA Banks and the Funding Agents, with respect to certain bankruptcy law matters, substantially in the form of Exhibit H-1;

            (ii) the executed legal opinion of Mayer, Brown & Platt, counsel to the Transferor, Case Credit and New Holland Credit, dated the Effective Date and addressed to the CP Conduit Purchasers, the APA Banks and the Funding Agents, with respect to certain general corporate law matters, including the due authorization, execution and delivery of this Agreement and the other Basic Documents and the enforceability of this Agreement and the other Basic Documents, the creation of valid and enforceable security or ownership interests under each of the Receivables Purchase Agreements and this Agreement and the perfection and first priority of the security interests created under this Agreement, including an opinion with respect to the Administrative Agent's interest in the Collection Account and the Spread Account and the assets credited thereto, substantially in the form of Exhibit H-2;

            (iii) the executed legal opinion of Dawn M. Beck, Vice President and Finance Counsel of CNH Capital Corporation, dated the Effective Date and addressed to the CP Conduit Purchasers, the APA Banks and the Funding Agents, with respect to certain general corporate law matters relating to Case Credit and the Transferor, the effectiveness of the transfer of the Retail Installment Contracts and the Leases by the Dealers to Case Credit and the good standing of each of the Transferor and Case Credit as corporations in each State where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, except where the failure to so qualify would not have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of the Transferor or Case Credit, as the case may be, substantially in the form of Exhibit H-3;

            (iv) the executed legal opinion of Larry Gibson, Senior Counsel of CNH Capital, Inc., dated the Effective Date and addressed to the CP Conduit Purchasers, the APA Banks and the Funding Agents, with respect to certain general matters relating to New Holland Credit, the effectiveness of the transfer of the Retail Installment Contracts by the Dealers to New Holland Credit, the effectiveness of the Retail Installment Contracts to create valid and enforceable security interests in the Financed Equipment and the good standing of New Holland Credit as a limited liability company in each State where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign limited liability company, except where the failure to so qualify would not have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of New Holland Credit, substantially in the form of Exhibit H-4;

            (v) the executed legal opinion of Foley & Lardner, counsel to Case Credit and the Transferor, dated the Effective Date and addressed to the CP Conduit Purchasers, the APA Banks and the Funding Agents, with respect to the characterization of the Receivables as "chattel paper" under the UCC, the perfection and first priority of the ownership interests created under the Case Credit Receivables Purchase Agreement and the effectiveness of the Retail Installment Contracts and Leases to create valid and enforceable security interests in the Financed Equipment, substantially in the form of Exhibit H-5; and

            (vi) the executed legal opinion of Ballard, Spahr, Andrews & Ingersoll, LLP, counsel to New Holland Credit and the Transferor, dated the Effective Date and addressed to the CP Conduit Purchasers, the APA Banks and the Funding Agents, with respect to the perfection and first priority of the ownership interests created under the New Holland Credit Receivables Purchase Agreement, substantially in the form of Exhibit H-6.

          (n) Representations and Warranties.  The Administrative Agent shall
              ------------------------------
have received (i) a certificate of a Responsible Officer of the Transferor dated the Effective

Date to the effect that all representations and warranties of the Transferor contained in this Agreement and in the other Basic Documents or in any certificate delivered in connection herewith or therewith are true and correct in all material respects, (ii) a certificate of a Responsible Officer of Case Credit dated the Effective Date to the effect that all representations and warranties of Case Credit and the Servicer contained in this Agreement and in the other Basic Documents or in any certificate delivered in connection herewith or therewith are true and correct in all material respects and (iii) a certificate of a Responsible Officer of New Holland Credit dated the Effective Date to the effect that all representations and warranties of New Holland Credit contained in the New Holland Credit Receivables Purchase Agreement or in any certificate delivered in connection therewith are true and correct in all material respects.

          (o) Bank Accounts.  The Administrative Agent shall have received a
              -------------
certificate of a Responsible Officer of the Servicer to the effect that the Collection Account and the Spread Account have been established.

          (p) Other Conditions.  The conditions specified in Section 4.1 of each
              ----------------
of the Receivables Purchase Agreement shall have been satisfied.

          (q) Ratings Confirmations.  The Funding Agent with respect to each CP
             ---------------------
Conduit Purchaser shall have received written confirmation, to the extent required, from each of Standard & Poor's and Moody's that the execution, delivery and performance by such CP Conduit Purchaser of its obligations hereunder will not result in a downgrade or withdrawal of such rating agency's current rating on the Commercial Paper issued by or on behalf of such CP Conduit Purchaser.

          (r) Proceedings.  All corporate and other proceedings and all other
              -----------
documents and legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Administrative Agent and its counsel.

          (s) Payment of Unused Fees.  The Transferor shall have paid to the
              ----------------------
Existing CP Conduit Purchaser an amount equal to all accrued and unpaid Unused Fees owing under the Existing Transfer and Administration Agreement as of the Effective Date.

          (t) Payment of Upfront Fees and Other Amounts.  The Transferor shall
              -----------------------------------------
have paid to the Administrative Agent, on behalf of, and for distribution to,
(i) each of the Purchasers, all amounts payable to the Purchasers on the date hereof pursuant to the Fee Letter and (ii) each of the Purchasers, other than the Existing CP Conduit Purchaser, $38,750 on the Effective Date.

          (u) Assignments by Existing CP Conduit Purchaser.  The Existing CP
              --------------------------------------------
Conduit Purchaser and The Chase Manhattan Bank, as APA Bank and Funding Agent with respect to the Existing CP Conduit Purchaser, shall have made such assignments to the New CP Conduit Purchasers and the New APA Banks and New Funding Agent with respect to each such New CP Conduit Purchaser in accordance with Section 6.09(e), as
                                                      ---------------
directed by the Administrative Agent, with the result that after giving effect thereto on the Effective Date, the Purchaser Net Investment with respect to each CP Conduit Purchaser shall be equal.

          (v) Certificate.  The Administrative Agent shall have received a
              -----------
certificate, substantially in the form of Exhibit K (the "Certificate"), duly
                                                          -----------
executed by the Transferor.

          (w) Servicing Statement. The Administrative Agent shall have received
              -------------------
from the Servicer the Servicing Statement for the December Collection Period.

          SECTION 4.2.  Conditions Precedent to All Transfers. Each Transfer
          ---------------------------------------------------
(including the initial Transfer) shall be subject to the conditions precedent that:

          (a) Net Pool Balance.  The Aggregate Net Investment on such day shall
              ----------------
not exceed the Net Pool Balance with respect to such day.

          (b) Spread Account.  The amount on deposit in the Spread Account on
              --------------
such day shall be greater than or equal to the Specified Spread Account Balance with respect to such day.

          (c) Required Interest Rate Caps.  The Required Interest Rate Caps
              ---------------------------
shall be in place in accordance with the provisions of Section 2.3 and shall
                                                       -----------
have been assigned to the Administrative Agent for the ratable benefit of the Purchasers in accordance with the provisions of Section 2.3.
                                                -----------

          (d) Transferred Receivables Assignment.  The Transferor shall have
              ----------------------------------
duly executed and delivered to the Administrative Agent a Transferred Receivables Assignment with respect to such Transfer.

          (e) Deposit of Collections.  The Transferor shall have deposited or
              ----------------------
caused the Servicer to deposit into the Collection Account all Collections with respect to the Designated Receivables subject to such Transfer received during the period from and including the applicable Purchase Cutoff Date to and including the second Business Day preceding the related Transfer Date.

          (f) Representations and Warranties.  All representations and
              ------------------------------
warranties of the Transferor, the Servicer, Case Credit and New Holland Credit contained in this Agreement and in the other Basic Documents shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of the day of such Transfer.

          (g) No Potential Purchase Termination Event or Purchase Termination
              ---------------------------------------------------------------
Event. No Potential Purchase Termination Event or Purchase Termination Event
-----
shall have occurred and be continuing.

          (h) No Termination Event or Potential Termination Event.  No event has
              ---------------------------------------------------
occurred and is continuing, or would result from such Transfer, that constitutes a Termination Event or a Potential Termination Event.

          (i) No Potential Servicer Default or Servicer Default.  No Potential
              -------------------------------------------------
Servicer Default or Servicer Default shall have occurred and be continuing.

          (j) Accounts.  The Collection Account and the Spread Account and any
              --------
funds on deposit in, or otherwise to the credit of, the Collection Account or the Spread Account shall not be subject to any writ, order, stay, judgment, warrant of attachment or execution of similar process.

Acceptance of the proceeds of each Transfer shall be deemed a representation and warranty by each of the Transferor and the Servicer that the conditions set forth in this Section 4.2 have been fulfilled.
              -----------

          SECTION 4.3.  Conditions to Optional Repurchases. Each optional
          ------------------------------------------------
repurchase of Pooled Receivables pursuant to Section 2.5 shall be subject to the further conditions precedent that: -----------

          (a) Net Pool Balance.  The Aggregate Net Investment on the applicable
              ----------------
Repurchase Date after giving effect to such Repurchase shall not exceed the Pro Forma Net Pool Balance with respect to such Repurchase Date.

          (b) Spread Account.  The amount on deposit in the Spread Account on
              --------------
such day shall be greater than or equal to the Specified Spread Account Balance with respect to such day.

          (c) Required Interest Rate Caps.  The Required Interest Rate Caps
              ---------------------------
shall be in place in accordance with the provisions of Section 2.3 and shall
                                                       -----------
have been assigned to the Administrative Agent for the ratable benefit of the Purchasers in accordance with the provisions of Section 2.3.
                                                -----------

          (d) Representations and Warranties.  All representations and
              ------------------------------
warranties of the Transferor, the Servicer, Case Credit and New Holland Credit contained in this Agreement and in the other Basic Documents shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of the day of such Transfer.

          (e) No Termination Event or Potential Termination Event.  No event has
              ---------------------------------------------------
occurred and is continuing, or would result from such repurchase of Pooled Receivables, that constitutes a Termination Event or a Potential Termination Event.

          (f) No Servicer Default.  No Servicer Default shall have occurred and
              -------------------
be continuing.

The Transferor hereby agrees that each repurchase of Pooled Receivables pursuant to Section 2.4 constitutes a representation and warranty by the Transferor that
   -----------
the conditions specified above and in Section 2.5(b) are then satisfied and will
                                      --------------
be satisfied after giving effect thereto.


                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          SECTION 5.1.  Representations and Warranties of the Transferor. The
          --------------------------------------------------------------
Transferor hereby represents and warrants to the CP Conduit Purchasers, the APA Banks, the Funding Agents and the Administrative Agent on and as of the Effective Date and as of the date of each Transfer as follows:

          (a) Corporate Existence; Compliance With Law. The Transferor (i) is a
              ----------------------------------------
duly organized corporation, validly existing and in good standing under the laws of the State of Delaware, (ii) has the corporate power and authority, and the legal right, to own its assets and to transact the business in which it is engaged, (iii) is duly qualified to do business and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification and (iv) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, have a Material Adverse Effect with respect to it.

          (b) Power; Authorization; Enforceable Obligations. The Transferor has
              ---------------------------------------------
the corporate power and authority, and the legal right, to execute, deliver and perform the Basic Documents to which it is a party and to make the Transfers hereunder and has taken all necessary action required by applicable Requirements of Law to authorize the transfer of the Pooled Receivables on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of the other Basic Documents to which it is a party. Except as expressly contemplated herein, no consent or authorization of, filing with, or other act by or in respect of, any Governmental Authority or any other Person (including, without limitation, equity holders or creditors of the Transferor) is required in connection with the Transfers hereunder or with the execution, delivery, performance, validity or enforceability by or against the Transferor of the Basic Documents to which it is a party. This Agreement has been, and each other Basic Document to which it is a party will be, duly executed and delivered on behalf of the Transferor. This Agreement constitutes, and each other Basic Document to which it is a party, when executed and delivered, will constitute, a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (c) No Legal Bar.  The execution, delivery and performance of the
              ------------
Basic Documents to which it is a party, the Transfers hereunder and use of the proceeds thereof will not violate any Requirement of Law or contractual obligation of the Transferor and will not result in, or require, the creation or imposition of any Lien on any of its property, assets or revenues pursuant to any such Requirement of Law or contractual obligation other than the Liens contemplated by the Basic Documents.

          (d) No Material Litigation.  No litigation, investigation or
              ----------------------
proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Transferor, threatened by or against the Transferor or against any of its properties or revenues (i) with respect to any of the Basic Documents or any of the transactions contemplated thereby or (ii) which would have a Material Adverse Effect with respect to the Transferor.

          (e) No Termination Event.  The Transferor is not in default under or
              --------------------
with respect to any of its contractual obligations which would have a Material Adverse Effect with respect to it. No Potential Termination Event or Termination Event has occurred and is continuing.

          (f) Security Interest.  No Lien exists upon any of the Transferor's
              -----------------
property, assets or revenues, except for (i) the Liens created pursuant to the Basic Documents or (ii) the Liens created on assets, other than the Transferred Interest, in connection with a Permitted Securitization; the Transferor is and will be the lawful owner of, and has and will have good title to, the Transferred Interest and, at the date of each deposit thereof, all funds deposited in the Collection Account or the Spread Account, in each case free and clear of all Liens except the Liens and security interests granted pursuant to the Basic Documents.

          (g) Taxes.  The Transferor has filed or caused to be filed all tax
              -----
returns which are required to be filed by the Transferor and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Transferor); no tax Lien has been filed against the Transferor and, to the knowledge of the Transferor, no claim is being asserted, with respect to any such tax, fee or other charge.

          (h) ERISA.  No "accumulated funding deficiency" (within the meaning of
              -----
Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan with respect to the Transferor. No termination of a Single Employer Plan with respect to the Transferor has occurred (other than a standard termination within the meaning of Section 4041 of ERISA), and no Lien on the assets of the Transferor or any Commonly Controlled Entity in favor of the PBGC or a Plan with respect to the Transferor has arisen, during such five-year period. Neither the Transferor nor any Commonly Controlled Entity with respect to the Transferor has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Transferor nor any Commonly Controlled

Entity with respect to the Transferor would become subject to any liability under ERISA in excess of $100,000 if it or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made.

          (i) Transferred Interest. This Agreement, together with the filing of
              --------------------
the UCC-1s provided for in Section 4.1(i) and such further action as is required
                           --------------
under the UCC to perfect the security interest of the Administrative Agent in the portion of the Transferred Interest consisting of money, securities or instruments, is effective to create in favor of the Administrative Agent for the ratable benefit of the Purchasers, a valid, perfected security interest in the Transferred Interest, other than any True Lease Equipment, free and clear of all Liens, except for the Liens and security interests granted pursuant to the Basic Documents, and is enforceable as such against creditors of and purchasers from the Transferor, except to the extent enforceability of such Lien may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally.

          (j) Financial Condition of the Transferor.  The Transferor is solvent
              -------------------------------------
and is not the subject of any proceeding of the type described in
Section 12.1(k).
---------------

          (k) Investment Company Act.  The Transferor is not an "investment
              ----------------------
company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          SECTION 5.2.  Representations and Warranties as to the Receivables.
          ------------------------------------------------------------------
Pursuant to Section 2.4(b), the Transferor assigns to the Administrative Agent for the ratable benefit of the Purchasers all of its right, title and interest in, to and under the Receivables Purchase Agreements relating to the Pooled Receivables. Such assigned right, title and interest includes the representations and warranties of each of the Sellers made to the Transferor pursuant to Section 3.2(b) of the Receivables Purchase Agreement to which such Seller is a party. The Transferor hereby represents and warrants to the CP Conduit Purchasers, the APA Banks, the Funding Agents and the Administrative Agent on and as of the Effective Date and as of the date of each Transfer that the Transferor has taken no action which would cause such representations and warranties to be false in any material respect as of the Effective Date or as of the date of such Transfer. The Transferor, Case Credit or the Servicer, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon the discovery of any breach of either Seller's representations and warranties made pursuant to Section 3.2(b) of the Receivables Purchase Agreement to which such Seller is a party.

                                  ARTICLE VI

                                   COVENANTS
                                   ---------

          SECTION 6.1.  Affirmative Covenants of the Transferor. Until the later
          -----------------------------------------------------
of the last Expiry Date with respect to any Purchaser and the date on which the Aggregate Net Investment shall be equal to zero and all other Obligations hereunder are paid in full, the Transferor shall:

          (a) Financial Statements.  Furnish to the Administrative Agent (with
              --------------------
sufficient copies for each Funding Agent):

            (i) as soon as available, but in any event within 120 days after the end of each fiscal year, commencing with fiscal year 2000, a copy of an unaudited balance sheet of the Transferor as at the end of such year and the related statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Transferor as being fairly stated in all material respects; and

            (ii) as soon as available, but in any event not later than 75 days after the end of each of the first three quarterly periods of each fiscal year of the Transferor, the unaudited balance sheet of the Transferor as of the end of such quarter and the related unaudited statements of income and retained earnings and of cash flows of the Transferor for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Transferor as being fairly stated in all material respects (subject to year end adjustments);

     all such financial statements shall be complete and correct in all material respects and shall be prepared in accordance with GAAP (subject to year end adjustments) applied consistently throughout the periods reflected therein and with prior periods (except as approved by the officer certifying such statements and disclosed therein).

          (b) Certificates; Other Information.  Furnish to the Administrative
              -------------------------------
Agent (with sufficient copies for each Funding Agent):

            (i) all notices, certificates, reports, lists, statements, financial statements, audit reports and similar writings the Transferor receives pursuant to the Receivables Purchase Agreements;

            (ii) concurrently with the delivery of the financial statements referred to in Sections 6.1 (a) and (b), a certificate of a Responsible
                      ----------------     ---
       Officer of the Transferor stating that, to the best of such Responsible Officer's knowledge, (x) such financial statements present fairly the financial condition and results of operations of the Transferor for the period referred to therein (subject, in the case of interim statements, to normal year-end audit adjustments) and (y) the Transferor during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in the Basic Documents to be observed, performed and satisfied by it, and that no Potential Termination Event or Termination Event except as specified in such certificate has occurred and is continuing; and

            (iii) promptly, such additional financial and other information with respect to the Basic Documents, the Transferor, Case Credit or the Pooled Receivables as the Administrative Agent or any Funding Agent may from time to time reasonably request.

          (c) Maintenance of Existence; Compliance with Contractual Obligations,
              ------------------------------------------------------------------
Requirements of Law.  Preserve, renew and keep in full force and effect its
-------------------
corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to Section 6.2(e); comply with
                                                   --------------
all contractual obligations, including, without limitation, all its obligations under the Basic Documents, and Requirements of Law; file and record all documents, financing statements and continuation statements that are necessary or appropriate to perfect the Purchasers' interest in the Transferred Interest created pursuant to this Agreement.

          (d) Payment of Obligations.  Pay, discharge or otherwise satisfy at or
              ----------------------
before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Transferor.

          (e) Inspection of Property; Books and Records; Discussions.  Keep
              ------------------------------------------ -----------
proper books and records of account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of the Administrative Agent and any Funding Agent to examine and make abstracts from any of its books and records during normal business hours, upon reasonable request, without charge to the Administrative Agent or such Funding Agent, at offices designated by the Transferor, and as often as may reasonably be desired, and to discuss the business, operations and financial condition of the Transferor with officers and employees of the Transferor and with its independent certified public accountants.

          (f) Notices. Promptly, and in any event within five Business Days
              -------
after knowledge of any of the following, give notice to the Administrative Agent of:

            (i) the occurrence of any Purchase Termination Event, Servicer Default, Potential Termination Event or Termination Event;

            (ii) any (A) event of default under any material contractual obligation of the Transferor or (B) litigation, investigation or proceeding which may exist at any time with respect to the Transferor; and

            (iii) a material adverse change in the business, operations, property or condition (financial or otherwise) of the Transferor.

Each notice pursuant to this Section 6.1(f) shall be accompanied by a statement
                             --------------
of a Responsible Officer of the Transferor setting forth details of the occurrence referred to therein and stating what action the Transferor proposes to take with respect thereto.

          SECTION 6.2. Negative Covenants of the Transferor. Until the later of
          -------------------------------------------------
the last Expiry Date with respect to any Purchaser and the date on which the Aggregate Net Investment shall be equal to zero and all other Obligations hereunder are paid in full, the Transferor shall not directly or indirectly:

          (a) Limitation on Activities of the Transferor.  Engage in any
              ------------------------------------------
business or activity of any kind or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking which is not directly related to the transactions contemplated by the Basic Documents or a Permitted Securitization.

          (b) Limitation on Indebtedness, Guarantee Obligations.  Create, incur,
              -------------------------------------------------
assume or suffer to exist any (i) Indebtedness or (ii) Guarantee Obligation, except obligations incurred or owing to Administrative Agent, the CP Conduit Purchasers, the APA Banks or the Funding Agents under this Agreement, obligations incurred or owing to Counterparties under Pooled Interest Rate Caps, the Servicing Fee provided for in this Agreement, liabilities contemplated by any other Basic Document and liabilities incurred in connection with a Permitted Securitization.

          (c) Limitation on Liens. Create, incur, assume or suffer to exist any
              -------------------
Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or assign or otherwise convey or encumber any existing or future right to receive any income or payments, except for (x) the Liens created pursuant to the Basic Documents or (y) the Liens created on assets, other than the Transferred Interest, in connection with a Permitted Securitization.

          (d) Limitation on Investments, Loans and Advances.  Other than in
              ---------------------------------------------
connection with a Permitted Securitization, make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except investments of amounts on deposit in the Collection Account and the Spread Account permitted hereby.

          (e) Limitation on Fundamental Changes and Sale of Assets.  Enter into
              ----------------------------------------------------
any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, any of its property, business or assets, except as contemplated hereby or in connection with a Permitted Securitization.

          (f) Limitation on Payments, Capital Expenditures. Make any payment to
              --------------------------------------------
any Person (including, without limitation, any salaries or bonuses) or make any expenditure (by long-term or operating lease or otherwise) for capital assets (both realty and personal), except as contemplated by the Basic Documents or in connection with a Permitted Securitization.

          (g) Other Agreements.  Either (i) become a party to, or permit any of
              ----------------
its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except, so long as each of the foregoing contains an appropriate "no petition" agreement, (x) in connection with a Permitted Securitization or (y) the Basic Documents or documents and agreements incidental thereto or contemplated by the Basic Documents, or establish or maintain a Plan or issue any power of attorney except to the Servicer and except for the purpose of permitting any Person to perform any ministerial functions on behalf of the Transferor which are not inconsistent with the terms of this Agreement, or (ii) cancel, terminate, amend, supplement, modify or waive any of the provisions of any Basic Document or request, consent or agree to or suffer to exist or permit any such cancellation, termination, amendment, supplement, modification or waiver unless the Transferor receives the prior written consent of the Majority Purchasers.

          (h) Amendment of Certificate of Incorporation.  Amend Article Third,
              -----------------------------------------
Sixth, Ninth, Tenth or Twelfth of its certificate of incorporation without the prior written consent of the Majority Purchasers.


                                  ARTICLE VII

                                   SERVICING
                                   ---------

          SECTION 7.1.  Duties of Servicer. The Servicer is hereby authorized to
          --------------------------------
act for the Purchasers and in such capacity shall manage, service, administer and make collections on the Pooled Receivables and the Related Security with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable equipment receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on the Pooled Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for Collections and furnishing monthly and annual statements as described herein. Subject to the provisions of Section 7.2,
                                                                    -----------
the Servicer shall follow the Credit and Collection Policy in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Transferor, the Purchasers or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to the Pooled Receivables or to the Financed Equipment securing the Pooled Receivables. If the Servicer shall commence a legal proceeding to enforce a Pooled Receivable, the Administrative Agent, for the ratable benefit of the Purchasers, shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Pooled Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Pooled Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Pooled Receivable the Administrative Agent shall, at the Servicer's expense and direction, take steps to enforce such Pooled Receivable, including bringing suit in its name. The Administrative Agent shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

           SECTION 7.2. Collections and Allocation of Receivable Payments. The
           --------------------------------------------------------------
Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Pooled Receivables as and when the same shall become due and in so doing shall follow the Credit and Collection Policy. The Servicer shall allocate Collections on each Receivable between principal and interest in accordance with the applicable Retail Installment Contract or Lease. The Servicer may grant extensions or adjustments on a Pooled Receivable in accordance with the Credit and Collection Policy; provided, however, that if the Servicer extends the date for final payment by the Obligor of any Pooled Receivable beyond the date that is one month prior to the Final Scheduled Maturity Date, it shall promptly purchase the Pooled Receivable from the Purchasers in accordance with the terms of Section 7.9. The Servicer may in its discretion waive any late payment charge or any other fees (other than extension fees or any other fees that represent interest charges on deferred Scheduled Payments) that may be collected in the ordinary course of servicing a Pooled Receivable in accordance with the Credit and Collection Policy. The Servicer shall not agree to any decrease of the interest rate on any Pooled Receivable or reduce the aggregate amount of the Scheduled Payments due on any Pooled Receivable.

           SECTION 7.3. Realization upon Receivables. For the benefit of the
           -----------------------------------------
Purchasers, the Servicer shall use reasonable efforts, consistent with the Credit and Collection Policy, to repossess or otherwise convert the ownership of the Financed Equipment securing any Pooled Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of equipment receivables, which may include reasonable efforts to realize upon any recourse to Dealers, including payment of Termination Value, and selling the Financed Equipment at public or private sale. If the Servicer does not recoup the Termination Value in respect of any Lease from the related Obligor or Dealer, the Servicer will use its best efforts to solicit, on behalf of the Purchasers, offers to purchase or otherwise acquire the related True Lease Equipment from prospective purchasers and, as remarketing agent for the Purchasers, sell or otherwise dispose of such True Lease Equipment, the proceeds of which shall be treated as Liquidation Proceeds. The foregoing shall be subject to the provision that, in any case in which the

Financed Equipment shall have suffered damage, the Servicer shall not be obligated to expend funds in connection with the repair or the repossession of such Financed Equipment unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

           SECTION 7.4. Collections. The Servicer shall remit all Collections
           ------------------------
within two Business Days of receipt thereof to the Collection Account. The Servicer shall apply all Collections received during a particular Collection Period with respect to a particular Pooled Receivable to the Scheduled Payment with respect to such Receivable. The Servicer shall apply all Liquidation Proceeds received with respect to a particular Pooled Receivable to such Receivable. The Servicer shall retain all Recoveries received with respect to the Pooled Receivables as a supplemental servicing fee.

           SECTION 7.5. Additional Deposits. The Servicer shall cause to be
           --------------------------------
deposited in the Collection Account the aggregate Purchase Amount with respect to any Receivables purchased by the Servicer pursuant to Section 7.9 when due.

           SECTION 7.6. Maintenance of Security Interests in Financed
           ----------------------------------------------------------
Equipment. The Servicer shall, in accordance with its customary servicing
---------
procedures, take such steps as are necessary to maintain perfection of the security interest created by each Pooled Receivable in the related Financed Equipment (other than the True Lease Equipment). The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest for the benefit of the Transferor in the event of the relocation of any Financed Equipment or for any other reason.

           SECTION 7.7. Covenants of Servicer. The Servicer shall not release
           ---------------------------------
the Financed Equipment securing any Pooled Receivable from the security interest granted by such Pooled Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession, nor shall the Servicer impair the rights of the Purchasers in the Pooled Receivables. The Servicer shall, in accordance with its customary servicing procedures, require that each Obligor shall have obtained physical damage insurance covering, and in the case of Leases, public liability insurance relating to the use of, the Financed Equipment as of the execution of the Pooled Receivable.

           SECTION 7.8. Maintenance of Systems and Receivables Lists.
           ---------------------------------------------------------

           (a) The Servicer shall maintain accounts and records as to each Pooled Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Pooled Receivable, including payments and recoveries made and payments owing (and the nature of each) and
(ii) reconciliation between payments or recoveries on (or with respect to) each Pooled Receivable and the amounts from time to time deposited in the Collection Account in respect of such Pooled Receivable.

           (b) The Servicer shall maintain its computer systems so that the Servicer's master computer records (including any backup archives) that refer to a Pooled

Receivable shall indicate clearly the interest of the Purchasers in such Pooled Receivable and that such Pooled Receivable is owned by the Purchasers. Indication of the Purchasers' interest in a Pooled Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Pooled Receivable shall have been paid in full, repurchased by the Transferor pursuant to Section 2.5, repurchased by Case Credit pursuant to
                       -----------
Section 2.5 of the Case Credit Receivables Purchase Agreement, repurchased by New Holland Credit pursuant to Section 2.5 of the New Holland Credit Receivables Purchase Agreement or purchased by the Servicer pursuant to Section 7.9 or
                                                            -----------
Section 2.6.
------------

           (c) If at any time the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in equipment receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any of those restored from backup archives) that, if they shall refer in any manner whatsoever to any Pooled Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Purchasers.

           (d) The Servicer shall permit the Transferor, the Administrative Agent, for the ratable benefit of the Purchasers, and any Funding Agent and their representatives, attorneys or auditors during normal business hours as often as may reasonably be desired to inspect, audit and make copies of and abstracts from the Servicer's records regarding the Pooled Receivables.

           (e) Upon request, the Servicer shall furnish to the Transferor, the Administrative Agent, for the ratable benefit of the Purchasers, or any Funding Agent within five Business Days, a microfiche or computer disk or tape listing all Pooled Receivables as of the last day of the most recently ended Collection Period (by contract number and name of Obligor).

           SECTION 7.9. Purchase of Pooled Receivables Upon Breach. The
           -------------------------------------------------------
Servicer, the Transferor or the Administrative Agent shall inform the other party promptly, in writing, upon the discovery of any breach of Section 7.2, 7.6
                                                                -----------  ---
or 7.7. Unless the breach shall have been cured by the last day of the
   ---
Collection Period in which such breach is discovered, the Servicer shall purchase any Pooled Receivable and any related True Lease Equipment materially and adversely affected by such breach as of such last day. If the Servicer takes any action during any Collection Period pursuant to Section 7.2 that impairs the
                                                    -----------
rights of the Transferor, the Administrative Agent or any Purchaser in any Pooled Receivable or any related True Lease Equipment or as otherwise provided in Section 7.2, the Servicer shall purchase such Pooled Receivable and the
   -----------
related True Lease Equipment as of the last day of such Collection Period. As consideration for the purchase of any such Pooled Receivable and the related True Lease Equipment pursuant to either of the two preceding sentences, the Servicer shall remit the Purchase Amount in respect of such Pooled Receivable and any related True Lease Equipment on the Settlement Date immediately succeeding such purchase in the manner specified in Section 7.5. Subject to
                                                    -----------
Section 10.2, the sole remedy of the Purchasers with respect to a breach
------------
pursuant to Section 7.2, 7.6 or 7.7 shall be to require the
            -----------  ---    ---

Servicer to purchase Pooled Receivables and the related True Lease Equipment pursuant to this Section 7.9.
                 -----------

           SECTION 7.10. Servicing Fee. The Servicing Fee for each Collection
           ---------------------------
Period shall be equal to 1.00% per annum of the aggregate Contract Value of the Pooled Receivables as of the first day of such Collection Period (after giving effect to any Transfer on the related Settlement Date). The Servicing Fee for each Collection Period shall be payable to the Servicer on the Settlement Date following the end of such Collection Period from funds made available pursuant to Section 8.2(c) or 8.2(d).
   --------------    ------

           SECTION 7.11. Distributions and Servicing Statements.
           ----------------------------------------------------

           (a) On each Determination Date, the Servicer shall determine the aggregate amount of Collections received during the immediately preceding Collection Period and calculate the Principal Payment Amount for the next succeeding Settlement Date and the Net Pool Balance with respect to such Settlement Date.

           (b) On each Determination Date, the Servicer shall provide to the Administrative Agent a report substantially in the form of Exhibit G or such other form as may be approved by the Transferor and the Administrative Agent (a "Servicing Statement"), setting forth detailed information on the Pooled
 -------------------
Receivables for the most recently ended Collection Period.

           SECTION 7.12. Annual Statement as to Compliance; Notice of Default.
           ------------------------------------------------------------------

           (a) The Servicer shall deliver to the Administrative Agent on or before the 120th day of each calendar year beginning with the year 2001, an officers' certificate, dated as of December 31 of the preceding calendar year, stating that (i) a review of the activities of the Servicer during the preceding 12- month period (or, in the case of the first such certificate, from the Initial Cutoff Date) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

           (b) The Servicer shall deliver to the Administrative Agent promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice from a Responsible Officer of the Servicer of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default.

           SECTION 7.13. Annual Independent Certified Public Accountants'
           --------------------------------------------------------------
Report. In order to confirm that the servicing of the Pooled Receivables
------
has been conducted in compliance with the terms of this Agreement, the Servicer shall cause a firm of nationally recognized independent public accountants reasonably acceptable to the Administrative Agent, which may also render other services to the Servicer, to deliver to the Administrative

Agent and the Transferor, with a copy for each Funding Agent, on or before ninety-five (95) days after the end of each fiscal year beginning with the fiscal year ending December 31, 2000 , a report, addressed to the Board of Directors of the Servicer, the Transferor and the Administrative Agent, for the ratable benefit of the Purchasers, covering such fiscal year (or, in the case of the first such report, the period from the Initial Cutoff Date to December 31,
2000) to the effect that they have:

            (i) selected at least one Servicing Statement for each fiscal quarter delivered during such fiscal year and verified that the amounts presented on such Servicing Statement relating to sales, collections, write-offs, concentrations, portfolio composition, and aging of Receivables agreed with the information in the Servicer's records and computer system used in servicing the Receivables and the information provided to the Servicer by New Holland Credit, acting as a subservicer;

            (ii) recalculated the Net Pool Balance with respect to at least one Settlement Date occurring in each fiscal quarter of such fiscal year;

            (iii) selected a sample of fifty (50) Receivables and verified that the Receivables treated by the Servicer as Eligible Receivables in fact satisfied the requirements of the definition of such term;

            (iv) selected at least one Servicing Statement and conducted a "negative confirmation" or other alternative procedures of a sample of fifty (50) Receivables and verified that the Servicer's and New Holland Credit's records and computer system used in servicing the Receivables contained correct information with regard to outstanding balances; and

            (v) selected at least one Servicing Statement and selected a sample of fifty (50) Receivables and verified that such Receivables were included in the proper aging category on such Servicing Statement, except, in each case for (a) such exceptions as such firm shall believe to be immaterial (which exceptions need not be enumerated) and (b) such other exceptions as shall be set forth in such statements. Such report will also indicate that the firm is independent of the Servicer and New Holland Credit within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

          SECTION 7.14. Servicer Expense. The Servicer shall be required to pay
          ------------
all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to the Administrative Agent and expenses of maintaining the Collection Account and the Spread Account.

          SECTION 7.15. Appointment of Subservicer. The Servicer may at any
          ----------------------------------------
time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder;

provided however that the Servicer shall remain obligated and be liable to the
-------- -------
Purchasers for the servicing and administering of the Pooled Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Pooled Receivables. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time, and the Purchasers shall have no responsibility therefor.

                                 ARTICLE VIII

             COLLECTION ACCOUNT AND SPREAD ACCOUNT; DISTRIBUTIONS
             ----------------------------------------------------

          SECTION 8.1. Establishment of Accounts.
          --------------------------------------

          (a) On or prior to the Initial Funding Date, the Servicer shall have established and shall thereafter maintain in the name of the Administrative Agent for the ratable benefit of the Purchasers, two Eligible Deposit Accounts (the "Spread Account" and the "Collection Account," respectively), each bearing
      --------------           ------------------
a designation clearly indicating that the funds deposited therein are held for the ratable benefit of the Purchasers.

          (b) Funds on deposit in the Collection Account and the Spread Account shall be invested or reinvested by the Administrative Agent in Eligible Investments selected by and as directed in writing by the Servicer (which written direction may be in the form of standing instructions); provided, however, it is understood and agreed that the Administrative Agent shall not be liable for the selection of, or any loss arising from such investment in, Eligible Investments. All such Eligible Investments shall be held by the Administrative Agent for the benefit of the Purchasers (and for the purposes of
Article 8 of the UCC, each Eligible Investment is intended to constitute a Financial Asset, and the Collection Account and the Spread Account are intended to constitute Securities Accounts); provided, that on each Settlement Date, all Investment Earnings on funds on deposit therein shall be deposited into the Collection Account and shall be allocated in accordance with Section 8.2(c) or
                                                             --------------
8.2(d) on such Settlement Date. Funds on deposit in the Collection Account and
-----
the Spread Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Settlement Date; provided, however, that funds on deposit in the Collection Account and the Spread Accounts may be invested in Eligible Investments of the entity serving as the Administrative Agent that may mature so that such funds will be available on the Settlement Date.

          (c) (i) The Administrative Agent for the benefit of the Purchasers shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and the Spread Account and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Transferred Interest. The Collection Account and the Spread Account shall be under the sole dominion and control of the Administrative Agent for the benefit of the Purchasers. If, at any time, either the Collection Account or the Spread Account ceases to be an Eligible Deposit Account, the Administrative Agent (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Administrative Agent may consent) establish a new Collection Account or Spread Account, as the case may be, as an Eligible Deposit Account and shall transfer any cash and/or any investments held in the no-longer Eligible Deposit Account to such new Collection Account or Spread Account.

          (ii)  With respect to the Account Property:

              (A) any Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the last sentence of Section 8.1(c)(i) and each such Eligible Deposit Account shall be
             -----------------
          subject to the exclusive custody and control of the Administrative Agent, and the Administrative Agent shall have sole signature authority with respect thereto;

              (B) any Account Property that constitutes a Certificated Security shall be delivered to the Administrative Agent in accordance with paragraph (i) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Administrative Agent;

              (C) any such Account Property that constitutes an Uncertificated Security (including any investments in money market mutual funds, but excluding any Federal Book Entry Security) shall be delivered to the Administrative Agent in accordance with paragraph (ii) of the definition of "Delivery" and shall be maintained, pending maturity or disposition, through continued registration of the Administrative Agent's (or its nominee's) ownership of such security; and

              (D) with respect to any Account Property that constitutes a Federal Book Entry Security, the Administrative Agent shall maintain and obtain Control over such property.

          (iii) The Servicer shall have the power, revocable by the Administrative Agent, to instruct the Administrative Agent to make withdrawals and payments from the Collection Account and the Spread Account for the purpose of permitting the Servicer to carry out its duties hereunder.

          (d) The Transferor may on any Settlement Date remit additional funds to the Administrative Agent for deposit in the Spread Account.

          (e) If the amount on deposit in the Spread Account on any Settlement Date (after giving effect to all deposits or withdrawals therefrom on such Settlement Date) is greater than the Specified Spread Account Balance for such Settlement Date, the Administrative Agent, at the direction of the Transferor, will withdraw the amount of that excess and pay it to the Transferor.

          (f) On the later of the last Expiry Date with respect to any Purchaser and the date on which the Aggregate Net Investment is reduced to zero and the payment in full of all other monetary Obligations is made, the Administrative Agent will withdraw all amounts remaining on deposit in the Collection Account and the Spread Account from the Collection Account and the Spread Account, as the case may be, and pay it to the Transferor.

          SECTION 8.2.  Distributions.
          ---------------------------

          (a) On or before each Determination Date, with respect to the preceding Collection Period and the related Settlement Date, the Servicer shall calculate:

          (i)   the Total Cash Available for such Settlement Date;

          (ii) the sum of the Monthly Funding Costs with respect to each Purchaser and the Interest Period ending on the Determination Date immediately preceding such Settlement Date (the "Aggregate Monthly Funding
                                                      -------------------------
     Costs");
     -----

          (iii) the aggregate Unused Fees payable on such Settlement Date;

          (iv)  the  Servicing Fee for such Settlement Date;

          (v)   the Principal Payment Amount for such Settlement Date;

          (vi)  the Cap Strike Rate for such Settlement Date; and

          (vii) any other amounts required to determine the amounts to be deposited in or paid from each of the Collection Account and the Spread Account on the next succeeding Settlement Date.

          (b) If on any Determination Date the Servicer determines that the sum of the amounts payable on the next succeeding Settlement Date in accordance with paragraphs (i) through (iv) of Section 8.2 (c) or paragraphs (i) through
                                    ---------------
(v) of Section 8.2(d) exceeds the Total Cash Available for the next succeeding
       --------------
Settlement Date, the Servicer shall request the Administrative Agent to withdraw from the Spread Account and deposit in the Collection Account on such Settlement Date the lesser of (x) the amount of cash or other immediately available funds in the Spread Account and (y) such deficiency.

          (c) On each Settlement Date prior to the occurrence of a Termination Event, the Administrative Agent shall distribute, in accordance with the Servicing Statement delivered on the preceding Determination Date, the Total Cash Available for such Settlement Date and any amounts withdrawn from the Spread Account and deposited in the Collection Account pursuant to Section
                                                                   -------
8.2(b) in the following order of priority:
------

          (i)   first, to the Administrative Agent, an amount equal to the
                -----
     Aggregate Monthly Funding Costs for such Settlement Date;

          (ii)  second,  to the Administrative Agent, an amount equal to the
                ------
     Principal Payment Amount for such Settlement Date, to be used to reduce the Aggregate Net Investment;

          (iii) third, to the Administrative Agent, an amount equal to the
                -----
     Unused Fees payable to the Purchasers on such Settlement Date in accordance with Section 3.3;
          -----------

          (iv)  fourth, to the Servicer, the amount of the Servicing Fee for
                ------
     such Settlement Date;

          (v)   fifth, to the Spread Account, to the extent that the amount on
                -----
     deposit in the Spread Account on such Settlement Date is less than the Specified Spread Account Balance with respect to such Settlement Date;

          (vi)  sixth, to the Administrative Agent, an amount equal to the
                -----
     Article 14 Costs and any other amounts payable to the Purchasers on such Settlement Date; and

          (vii) seventh, to the Transferor as deferred purchase price, any
                -------
     remaining amounts.

          (d) On each Settlement Date after the occurrence of a Termination Event, the Administrative Agent shall distribute, in accordance with the Servicing Statement delivered on the preceding Determination Date, the Total Cash Available for such Settlement Date and any amounts withdrawn from the Spread Account and deposited in the Collection Account pursuant to Section
                                                                   -------
8.2(b) in the following order of priority:
------

          (i)   first, if Case Credit is not the Servicer, to the Servicer, the
                -----
     amount of the Servicing Fee for such Settlement Date;

          (ii)  second, to the Administrative Agent, an amount equal to the
                ------
     Aggregate Monthly Funding Costs for such Settlement Date and any unpaid Aggregate Monthly Funding Costs for any prior Settlement Date;

          (iii) third, to the Administrative Agent, an amount equal to the
                -----
     Unused Fees payable to the Purchasers on such Settlement Date in accordance with Section 3.3 and any unpaid Unused Fees payable on any prior Settlement
          -----------
     Date;

          (iv)  fourth, if Case Credit is the Servicer, to the Servicer, the
                ------
     amount of the Servicing Fee for such Settlement Date and any unpaid Servicing Fee for any prior Settlement Date;

          (v)   fifth, to the Administrative Agent, an amount equal to the
                -----
     Aggregate Net Investment;

          (vi)  sixth, to the Administrative Agent, an amount equal to the
                -----
     Article 14 Costs and any other amounts payable to the Purchasers on such Settlement Date; and

          (vii)  seventh, to the Transferor as deferred purchase price, any
                 -------
     remaining amounts.

          (e) On each Repurchase Date, the Administrative Agent shall withdraw an amount equal to the Principal Component of the Repurchase Price with respect to such Repurchase Date from the Collection Account and apply such amount to reduce the Aggregate Net Investment.

          SECTION 8.3.  Payments by Administrative Agent.
          ----------------------------------------------

          (a) Upon the receipt of funds on account of the Principal Payment Amount on any Settlement Date or on account of the Principal Component of the Repurchase Price with respect to any Repurchase Date (each a "Principal Pay Down
                                                              ------------------
Amount"), the Administrative Agent shall remit (i) so long as such date is not
------
during a Paydown Period with respect to any Non-Extending Purchaser, to each Funding Agent with respect to a Purchaser, such Purchaser's Pro Rata Share of the Principal Pay Down Amount (including, any amount thereof in excess of the amount required on such date to reduce the aggregate Purchaser Net Investments of all Non-Extending Purchasers to zero pursuant to clause (ii) of this Section
                                                                        --------
8.3(a)) and (ii) if such date is during a Paydown Period with respect to a Non-
------
Extending Purchaser, to each Funding Agent with respect to a Non-Extending Purchaser, a pro rata amount of the Principal Pay Down Amount, based on the
             --- ----
Purchaser Net Investment with respect to such Non-Extending Purchasers. Each Purchaser shall allocate the amount of any Principal Pay Down Amount paid to it first to reduce the Available CP Funding Amount with respect to such Purchaser and the Available APA Bank Funding Amount with respect to such Purchaser on such Business Day and then to reduce the portion of the Purchaser Net Investment with respect to such Purchaser allocated to CP Tranches and Eurodollar Tranches in such order as such Purchaser may select in order to minimize costs payable pursuant to Section 14.4.
            ------------

          (b) Upon the receipt of funds on each Settlement Date on account of Aggregate Monthly Funding Costs, the Administrative Agent shall remit to each Funding Agent with respect to a Purchaser an amount equal to the Monthly Funding Costs with respect to such Purchaser with respect to the immediately succeeding Interest Period. If the amount paid to the Administrative Agent on account of the Aggregate Monthly Funding Costs is less than the Aggregate Monthly Funding Costs on such Settlement Date, the Administrative Agent shall remit the amount available to the Funding Agents, on behalf of the Purchasers, on a pro rata
                                                                   --- ----
basis, based on the Monthly Funding Costs with respect to each Purchaser with respect to the immediately succeeding Interest Period.

          (c) Upon the receipt of funds on each Settlement Date on account of the Unused Fees payable to the Purchasers, the Administrative Agent shall remit to each Funding Agent with respect to a Purchaser an amount equal to the Unused Fee payable to such Purchaser with respect to the immediately succeeding Interest Period. If the amount paid to the Administrative Agent on account of Unused Fees is less than the Unused Fees payable to the Purchasers on such Settlement Date, the Administrative Agent shall remit the amount available to the Funding Agents, on behalf of the Purchasers, on a pro
                                                                          ---
rata basis, based on the Unused Fee payable to each Purchaser with respect to
----
the immediately succeeding Interest Period.

          (d)    Upon the receipt of funds on any Settlement Date on account of
Article 14 Costs, the Administrative Agent shall remit such amounts to the Funding Agent with respect to the CP Conduit Purchaser or the APA Bank owed such amounts. If the amount paid to the Administrative Agent on account of Article 14 Costs is less than the Article 14 Costs due and payable on such Settlement Date, the Administrative Agent shall remit the amounts available to the Funding Agents with respect to the CP Conduit Purchasers and APA Banks owed such amounts, on a pro rata basis, based on the amounts owing to such CP Conduit Purchasers and APA
--- ----
Banks.


                                  ARTICLE IX

                         CUSTODY OF RECEIVABLES FILES
                         ----------------------------

          SECTION 9.1.  Custody of Receivables Files. To assure uniform quality
          ------------------------------------------
in servicing the Pooled Receivables and the Related Security and to reduce administrative costs, the Purchasers hereby revocably appoint the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Purchasers as custodian of the following documents or instruments in respect of each Pooled Receivable which will be hereby constructively delivered from time to time to the Purchasers:

          (a)  the original fully executed copy of the Pooled Receivable;

          (b) a record of the original credit application fully executed by the Obligor;

          (c) the original certificate of title or file stamped copy of the UCC financing statement or such other documents that the Servicer or either Seller shall keep on file, in accordance with its customary procedures, evidencing the security interest of such Seller in the Financed Equipment; and

          (d) any and all other documents that the Servicer or either Seller shall keep on file, in accordance with its customary procedures, relating to such Pooled Receivable, the Related Security, an Obligor or any of the Financed Equipment.

          SECTION 9.2.  Duties of Servicer as Custodian.
          ---------------------------------------------

          (a) The Servicer shall hold the Receivable Files for the benefit of the Purchasers and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Transferor to comply with the Basic Documents. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable equipment receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Transferor or the Administrative Agent, on behalf of the Purchasers, to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Administrative Agent any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

          (b) The Servicer shall maintain each Receivable File at one of its offices specified in Schedule II to this Agreement or at such other office as shall be specified to the Administrative Agent by written notice not later than 90 days after any change in location. The Servicer shall make available to the Transferor, the Administrative Agent, on behalf of the Purchasers, and any Funding Agent or their respective representatives, attorneys or auditors a list of locations of the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Transferor, the Administrative Agent, on behalf of the Purchasers, or such Funding Agent shall reasonably request.

          (c) Upon instruction from the Transferor, the Servicer shall release to the Transferor or its designee any Receivables File relating to a Pooled Receivable repurchased by the Transferor pursuant to Section 2.5.
                                                     -----------

          SECTION 9.3.  Custodian's Indemnification. The Servicer as custodian
          -----------------------------------------
shall indemnify the Administrative Agent and each of the Purchasers and the Funding Agents and each of their shareholders, officers, directors and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent or any such Purchaser or Funding Agent or any of their shareholders, officers, directors and agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable to any such indemnified
--------  -------
party for any portion of any such amount resulting from the willful misfeasance, bad faith or gross negligence of such indemnified party.

          SECTION 9.4.  Effective Period and Termination. The Servicer's
          ----------------------------------------------
appointment as custodian shall have become effective as of the Initial Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section 9.4. If any Servicer shall resign as Servicer in accordance with
     -----------
the provisions of this Agreement or if all of the rights and obligations of any Servicer shall have been terminated under Section 11.1, the appointment of such
                                          ------------
Servicer as custodian shall be terminated. The Administrative Agent may terminate the Servicer's appointment as custodian, with cause, at any time upon written notification to the Servicer, and without cause upon 30 days' prior written notification to the Servicer. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Receivable Files to the Administrative Agent at such place or places as the Administrative Agent may reasonably designate.

                                   ARTICLE X

                                 THE SERVICER
                                 ------------

          SECTION 10.1.  Representations of Servicer.  The Servicer makes the
          ------------------------------------------
following representations as of each Transfer Date on which the Purchasers are deemed to have relied in acquiring the Designated Receivables with respect to such Transfer Date:

          (a)  Organization and Good Standing.  The Servicer (i) is a duly
               ------------------------------
organized corporation, validly existing and in good standing under the laws of the State of Delaware, (ii) has the corporate power and authority, and the legal right, to own its assets, to transact the business in which it is engaged and to service the Pooled Receivables and to hold the Receivable Files as custodian,
(iii) is duly qualified to do business and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business (including the servicing of the Pooled Receivables as required by this Agreement) requires such qualification, except where the failure to be qualified would not have a Material Adverse Effect and (iv) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, have a Material Adverse Effect with respect to it.

          (b)  Power; Authorization.  The Servicer has the corporate power and
               --------------------
authority, and the legal right, to execute, deliver and perform this Agreement and has taken all necessary action required by the applicable Requirements of Law to authorize the execution, delivery and performance of this Agreement. Except as expressly contemplated herein, no consent or authorization of, filing with, or other act by or in respect of, any Governmental Authority or any other Person (including, without limitation, equity holders or creditors of the Servicer) is required in connection with the execution, delivery, performance, validity or enforceability by or against the Servicer of this Agreement. This Agreement has been duly executed and delivered on behalf of the Servicer and constitutes a legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (c)  No Legal Bar.  The execution, delivery and performance of this
               ------------
Agreement will not violate any Requirement of Law or contractual obligation of the Servicer and will not result in, or require, the creation or imposition of any Lien on any of its property, assets or revenues pursuant to any such Requirement of Law or contractual obligation.

          (d)  No Material Litigation. No litigation, investigation or
               ----------------------
proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Servicer, threatened by or against the Servicer or against any of its properties or revenues (x) with respect to this Agreement or any of the transactions contemplated hereby or (y) which would have a Material Adverse Effect with respect to the Servicer.

          SECTION 10.2.  Indemnities of Servicer.
          --------------------------------------

          (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement. Without limiting any other rights which the Administrative Agent, any CP Conduit Purchaser, any APA Bank or any Funding Agent may have hereunder or under applicable law, the Servicer hereby agrees to indemnify each Affected Party and its respective shareholders, officers, directors, agents and employees from and against any and all damages, losses, claims, liabilities, costs and expenses (other than any damages, losses, claims, liabilities, costs and expenses in respect of taxes, which shall be governed by Section 14.2),
                                                         ------------
including reasonable attorneys, fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or
                                   -------------------
incurred by any of them arising out of or as a result of this Agreement or the ownership, either directly or indirectly, by any Affected Party of the Transferred Interest excluding, in each case, (i) Indemnified Amounts to the extent resulting from the bad faith, gross negligence or willful misconduct on the part of such Affected Party or (ii) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables. Without limiting the generality of the foregoing, the Servicer shall indemnify each Affected Party for Indemnified Amounts relating to or resulting from:

          (i) reliance on any representation or warranty made by the Servicer (or any officers of the Servicer) under or in connection with this Agreement or any other information or report delivered by the Servicer pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

          (ii) the failure by the Servicer to comply in all material respects with any applicable law, rule or regulation with respect to any Receivable or the nonconformity of any Receivable with any such applicable law, rule or regulation;

          (iii) the failure to vest and maintain vested in the Administrative Agent, for the benefit of the Purchasers, the Transferred Interest free and clear of any Lien (other than the Liens created under the Basic Documents);

          (iv) the failure to file, or delay in filing, financing statements or other similar instruments or documents under the UCC or other applicable laws with respect to any Pooled Receivable;

          (v) the negligence, willful misfeasance or bad faith of the Servicer in the performance of, or by reason of its failure to perform, its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement or any Contract;

          (vi) the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Equipment; or

          (vii) any taxes that may at any time be asserted against any Affected Party with respect to the transactions contemplated in this Agreement, including any sales, gross receipts; general corporation, tangible personal property, privilege or license taxes and costs and expenses in defending against the same, excluding taxes imposed on the Administrative Agent or any Funding Agent, Program Support Provider or Purchaser as a result of a present or former connection between the Administrative Agent or such Funding Agent, Program Support Provider or Purchaser and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent's or such Funding Agent's, Program Supporter's or Purchaser's having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement);

excluding, in each case, (i) Indemnified Amounts to the extent resulting from the bad faith, gross negligence or willful misconduct on the part of such Affected Party or (ii) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables.

          (b)  For purposes of this Section 10.2, in the event of the
                                    ------------
termination of the rights and obligations of Case Credit (or any successor thereto pursuant to Section 11.2) as Servicer pursuant to Section 11.1, or a
                    ------------                          ------------
resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Section 11.2.
   ------------

          (c)  Indemnification under this Section 10.2 shall survive the
                                          ------------
termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section 10.2 and the Person to or on behalf
                                    ------------
of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

          SECTION 10.3.  Merger or Consolidation of, or Assumption of the
          ---------------------------------------------------------------
Obligations of, the Servicer. Any Person (a) into which the Servicer may be
----------------------------
merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole, or (d) with respect to the Servicer's obligations hereunder, which is a corporation 50% or more of the voting stock of which is owned, directly or indirectly, by Case, which Person executed an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i)
immediately after giving effect to such transaction, no Servicer Default, and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing and (ii) the Servicer shall have delivered to the Administrative Agent a statement of a Responsible Officer of the Servicer and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section
                                                                       -------
10.3 and that all conditions precedent provided for in this Agreement relating
----
to such transaction have been complied with. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i) and (ii) above shall be conditions to the consummation of the transactions referred to in clause (a), (b) or (c) above. The Servicer shall provide reasonable prior written notice to the Administrative Agent of the proposed consummation of any transaction referred to in clause (a),
(b) or (c) above. The Servicer shall provide written notice to the Rating Agencies of the consummation of any transaction referred to in clause (a), (b) or (c) above.

          SECTION 10.4.  Limitation on Liability of Servicer and Others. Neither
          -------------------------------------------------------------
the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Administrative Agent, the Purchasers or the Funding Agent, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision
                                          --------  -------
shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind appearing reasonable on its face and prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

          Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Pooled Receivables in accordance with this Agreement, and that in its opinion may involve it in any undue expense or liability; provided, however, that the Servicer may undertake any reasonable
           --------  -------
action that it may deem necessary or desirable in respect of this Agreement and the Basic Documents and the rights and duties of the parties to this Agreement and the Basic Documents.

          SECTION 10.5.  Other Costs and Expenses. The Servicer shall pay on
          ---------------------------------------
demand all costs and expenses in connection with the preparation, execution, delivery and administration of this Agreement and the other Basic Documents (including, without limitation, the perfection of the Transferred Interest), including, without limitation, reasonable fees and out-of-pocket expenses of legal counsel for the Administrative Agent and the Funding Agent with respect to each Purchaser (which such counsel may be employees of such Purchaser, Funding Agent or a related APA Bank) and with respect to advising the Administrative Agent, each Purchaser and each Funding Agent as to their respective rights and remedies under this Agreement and the other Basic Documents, respectively, and all costs and expenses, if any, including reasonable counsel fees and expenses in connection with the enforcement or amendment of this Agreement and the other Basic Documents. The Servicer shall reimburse each Purchaser on demand for all other costs and expenses incurred by such Purchaser, the Funding Agent with respect to such Purchaser or any shareholder of such Purchaser in connection with the transaction contemplated hereby, the cost of rating the Commercial Paper of such Purchaser by independent financial rating agencies in connection with the transactions contemplated hereby, and the reasonable fees and out-of-pocket expenses of counsel for such Purchaser, the Funding Agent with respect to such Purchaser or any counsel for any shareholder of such Purchaser with respect to advising such Purchaser, such Funding Agent or such shareholder as to matters relating to such Purchaser's operation in connection with the transactions contemplated hereby (but excluding ordinary overhead).

          SECTION 10.6.  Case Credit Not to Resign as Servicer. Subject to the
          ----------------------------------------------------
provisions of Section 10.3, Case Credit shall not resign from the obligations
              ------------
and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of Case Credit shall be communicated to the Administrative Agent at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Administrative Agent concurrently with or promptly after such notice. No such resignation shall become effective until a successor Servicer shall have assumed the responsibilities and obligations of Case Credit in accordance with Section 11.2.
                               ------------

                                  ARTICLE XI

                               SERVICER DEFAULT
                               ----------------

          SECTION 11.1.  Servicer Default. If any one of the following events (a
          -------------------------------
"Servicer Default") shall occur and be continuing:
 -----------------

          (a) any failure by the Servicer to deposit in the Collection Account any required payment or to direct the Administrative Agent to make any required distributions therefrom, which failure continues unremedied for three Business Days after receipt of written notice by the Servicer from the Administrative Agent of such failure or after discovery of such failure by an officer of the Servicer; or

          (b) any representation or warranty made or deemed made by the Servicer or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith shall prove to have been incorrect in any material respect on or as of the date made or deemed made which failure shall have a Material Adverse Effect with respect to the Servicer; or

          (c) any failure by the Servicer duly to observe or to perform in any material respect any other covenants or agreements set forth in this Agreement, which failure continues unremedied for a period of 30 days after receipt of written notice by the Servicer from the Administrative Agent or any Purchaser of such failure, requiring the same to be remedied; or

          (d) an Insolvency Event occurs with respect to the Transferor or the Servicer;

then, and in each and every case, so long as the Servicer Default shall not have been remedied, the Administrative Agent, acting at the direction of the Majority Purchasers, by notice then given in writing to the Servicer may terminate all the rights and obligations (other than the obligations set forth in Sections
                                                                    --------
9.3, 10.2 and 10.5 of the Servicer under this Agreement).
---- ----     ----

          Notwithstanding the foregoing, a delay in or failure of performance under Section 11.1(a) for a period of 10 Business Days shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Administrative Agent with a certificate of a Responsible Officer giving prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations.

          On or after the receipt by the Servicer of written notice of termination hereunder, all authority and power of the Servicer under this Agreement, shall, without further action, pass to and be vested in such successor Servicer as may be appointed under Section 11.2; and, without
                                             ------------
limitation, the Administrative Agent is hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Pooled Receivables, the Related Security and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer and the Administrative Agent in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to a Pooled Receivable. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this subsection shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

          SECTION 11.2.  Appointment of Successor.  Upon the Servicer's
          ---------------------------------------
receipt of notice of termination, pursuant to Section 11.1 or the Servicer's
                                              ------------
resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of
(x) the date 45 days from the delivery to the Administrative Agent of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's termination hereunder, the Administrative Agent, acting at the direction of the Majority Purchasers, shall appoint a successor Servicer, and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Administrative Agent. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, the Administrative Agent without further action shall automatically be appointed the successor Servicer and the Administrative Agent shall be entitled to the Servicing Fee. Notwithstanding the above, the Administrative Agent shall, if it shall be legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution, having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of receivables secured by equipment or machinery, as the successor to the Servicer under this Agreement.

          (b) Upon appointment, the successor Servicer (including the Administrative Agent acting as successor Servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement; provided, however that no successor Servicer shall
                              --------  -------
be obligated to satisfy any obligation to repurchase Receivables pursuant to
Section 7.9 that arose prior to its appointment as successor Servicer.
-----------


                                  ARTICLE XII

                              TERMINATION EVENTS
                              ------------------

          SECTION 12.1.  Termination Events. If any of the following events
          ---------------------------------
shall occur:

          (a) The failure to pay when due any Principal Payment Amount, any Monthly Funding Costs, any Unused Fees or any Article 14 Costs and the continuation of such failure for one Business Day; provided, that the failure to
                                                   --------
pay any Article 14 Costs shall
not constitute a Termination Event unless such failure shall continue unremedied for 60 days after such amount becomes due in accordance with the terms hereof; or

          (b) Any representation or warranty made or deemed made by the Transferor herein or in any other Basic Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) The Transferor shall default in the observance or performance of any agreement contained in Section 6.2; or
                           -----------

          (d) The Transferor shall default in the observance or performance of any other agreement contained in this Agreement (other than as provided in paragraphs (a) through (c) of this Section) or any other Basic Document, and such default shall continue unremedied for a period of 30 days after the earlier of the date on which the Transferor shall have had actual knowledge of such default and the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Transferor by the Administrative Agent; or

          (e) One or more judgments or decrees shall be entered against the Transferor involving in the aggregate a liability (not paid or covered by insurance) of $15,000 or more and all such judgments or decrees shall not have been vacated, discharged, or stayed or bonded pending appeal within 30 days from the entry thereof; or

          (f) This Agreement shall cease, for any reason, to be in full force and effect or any of the other Basic Documents shall cease, for any reason, to be in full force and effect other than as permitted in accordance with its terms; or

          (g)  A Servicer Default shall have occurred and be continuing; or

          (h) A Purchase Termination Event shall have occurred and be continuing; or

          (i) The Transferor shall become required to register under the Investment Company Act of 1940, as amended, as an "investment company" (as defined in such act); or

          (j) The Aggregate Net Investment on any Settlement Date shall exceed the Net Pool Balance with respect to such Settlement Date; or

          (k) The failure of the Administrative Agent to have for the ratable benefit of the Purchasers a first priority perfected ownership or security interest in the Transferred Interest, other than any True Lease Equipment; or

          (l) There shall have occurred an Insolvency Event with respect to the Transferor, Case Credit, New Holland Credit or CNH Global N.V. or an Involuntary Filing Event with respect to the Transferor; or

          (m) Case Credit or New Holland Credit shall cease to be a wholly-owned Subsidiary of CNH Global N.V.; or

          (n)  On any Settlement Date, the Net Loss Percentage shall exceed 6%;
or

          (o) Case Credit or CNH Global N.V. shall (A) default in the payment of principal of or interest on any Indebtedness beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created, if the aggregate amount of the Indebtedness and/or Guarantee Obligations in respect of which such default or defaults shall have occurred is at least $50,000,000; or (B) default in the observance or performance of any other agreement or condition relating to any such Indebtedness referred to in clause (A) above or contained in any other instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit the holder or holders of such Indebtedness or Guarantee Obligations to cause, with the giving or notice if required, such Indebtedness or Guarantee Obligations to become due prior to its stated maturity; or

          (p) On any Settlement Date, the Pooled Receivable Delinquency Ratio shall exceed 5.50%;

then, in the case of any event described in clause (a) through (h) or (m) through (p) above, an Termination Event will be deemed to have occurred only, if after the applicable grace period, the Administrative Agent with the consent of the Majority Purchasers or the Administrative Agent at the request of the Majority Purchasers declares that a Termination Event has occurred. If after the occurrence of an event described in clause (a) through (h) or (m) through (p), the Administrative Agent does not declare that a Termination Event has occurred, the Administrative Agent shall provide written notice to the Rating Agencies of the occurrence of such event. In the case of any event described in clauses (i) through (l) above, a Termination Event will be deemed to have occurred without notice or other action on the part of the Administrative Agent or the Purchasers.

          SECTION 12.2.  Remedies Upon the Occurrence of a Termination Event. If
          ------------------------------------------------------------------
a Termination Event occurs, the Administrative Agent for the ratable benefit of the Purchasers may exercise any rights and remedies available to it under applicable law, including taking possession of the Transferred Interest and assigning, optioning, discounting, disposing of or selling the whole, or from time to time any part of, the Transferred Interest, by private or public sale or sales in such order or otherwise in such manner as the Administrative Agent may reasonably elect in its sole discretion (so long as such sale shall be conducted in a commercially reasonable manner). The Administrative Agent shall have, with respect to the Transferred Interest, in addition to any other rights and remedies which may be available to it at law or in equity or pursuant to this Agreement or any other contract or agreement, all rights and remedies of a secured party under any applicable version of the UCC of the relevant jurisdictions relating to the Transferred Interest, and it is expressly agreed that if the Administrative Agent should proceed to dispose of, utilize or sell the Transferred Interest, or any part thereof, in accordance with the provisions of such relevant versions of the UCC, ten Business Days' notice by the Administrative Agent to the Transferor shall be deemed to be reasonable notice under any such provision requiring such notice. The Transferor hereby expressly agrees that no notice of any sale or disposition of any Eligible Investments need be given. Any sale or other disposition of the Transferred Interest by the Administrative Agent may be made on such commercially reasonable terms as the Administrative Agent may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Neither the Administrative Agent nor any of the Purchasers shall incur any liability as a result of the sale of the Transferred Interest, or any part thereof, at any private or public sale conducted in accordance with this Agreement. The Administrative Agent or any Purchaser may buy any of the Transferred Interest at any public sale conducted in accordance with this Agreement free of any right or equity of redemption of the Transferor, which right or equity is hereby waived or released. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Transferred Interest in its possession shall be to deal with it in a similar manner as the Administrative Agent deals with similar property for its own account, subject to Section 9-207 of the applicable version of the UCC.

          SECTION 12.3.  Waiver of Stays, etc. To the full extent that the
          -----------------------------------
Transferor may lawfully so agree, the Transferor agrees that it will not at any time plead, claim or take the benefit of any appraisement, valuation, stay, extension, moratorium or redemption law now or hereafter in force to prevent or delay the enforcement of this Agreement in accordance with its terms or the absolute sale of any portion of or all of the Transferred Interest in accordance with this Agreement or the possession thereof by any purchaser at any sale under and in compliance with this Agreement, and the Transferor, for itself and all who may claim under it, as far as the Transferor now or hereafter lawfully may do so, hereby waives the benefit of all such laws.

          SECTION 12.4.  Sale of Certain Collateral. The Transferor recognizes
          -----------------------------------------
that the Administrative Agent may be unable to effect a public sale of the Transferred Interest by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, and instead may resort to one or more private sales of the Transferred Interest to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such security for their own account for investment and not with a view to the distribution or resale thereof. The Transferor acknowledges and agrees that any such private sale or sales may result in prices and other terms less favorable to the Transferor than if the disposition were made pursuant to a public sale and, notwithstanding such circumstances, agrees that any such private sale or sales made in an otherwise commercially reasonable manner shall not be deemed commercially unreasonable solely because of the private nature of such sales. Subject to the restrictions set forth in Section 12.2, the Administrative Agent
                                         ------------
shall be under
no obligation to delay a sale of any of the Transferred Interest for the period of time necessary to permit the issuer of any securities to register them for public sale under the Securities Act or under applicable state securities laws, even if such issuers would agree to do so.


                                 ARTICLE XIII

                             TRANSFERRED INTEREST
                             --------------------

          SECTION 13.1.  Performance of Basic Documents. Promptly following a
          ---------------------------------------------
request from the Administrative Agent to do so and at the Transferor's own expense, the Transferor agrees (i) to take all such lawful action as the Administrative Agent may request to compel or secure the performance and observance by any Person of its obligations to the Transferor under or in connection with the Receivables Purchase Agreements or any Pooled Interest Rate Cap in accordance with the terms thereof and (ii) to exercise any and all rights, remedies, powers and privileges lawfully available to the Transferor under or in connection with the Receivables Purchase Agreements and the Pooled Receivables or any Pooled Interest Rate Cap, in each case to the extent and in the manner directed by the Administrative Agent, including, without limitation, the transmission of notices of default on the part of any party to any of such Basic Documents and the institution of legal or administrative actions or proceedings to compel or secure performance by any party to any of such Basic Documents of its respective obligations. The Transferor further agrees that it will not, without the prior written consent of the Administrative Agent (or to the extent required under a Receivables Purchase Agreement, the Majority Purchasers), (a) exercise any right, remedy, power or privilege available to it under or in connection with any Receivables Purchase Agreement and the Pooled Receivables or any Pooled Interest Rate Cap, (b) take any action to compel or secure performance or observance by any Person of its obligations to the Transferor under or in connection with any Receivables Purchase Agreement and the Pooled Receivables or any Pooled Interest Rate Cap or (c) give any consent, request, notice, direction, approval, extension or waiver to any Person under any Receivables Purchase Agreement or any Pooled Interest Rate Cap not required to be exercised, taken, observed or given by the Transferor pursuant to the terms thereof.

          SECTION 13.2.  Location of Records, etc.  The Transferor hereby
          ---------------------------------------
covenants and agrees that (a) its chief place of business and chief executive office, and the place where its records pertaining to the Transferred Interest will be kept, shall at all times be located at 100 Saunders Road, Lake Forest, Illinois 60045, and the Transferor will not change such location without giving the Administrative Agent prior written notice of such change, (b) it will at all times maintain each office from which it shall administer the Transferred Interest, and its chief place of business and chief executive office, within the United States of America and (c) it will not change its name, identity, corporate structure or jurisdiction of organization in any manner that would, could, or might make any financing statement or continuation statement filed in connection herewith to be filed in the wrong jurisdiction or to be seriously misleading within the meaning of any applicable UCC then in effect, unless it shall have given the Administrative Agent prior written notice thereof and taken all action required by Section 13.3.
            ------------

          SECTION 13.3.  Further Assurances. The Transferor agrees that it will
          ---------------------------------
join with the Administrative Agent in executing and, at its own expense, file and refile or permit the Administrative Agent to file and refile, such financing statements, continuation statements and other documents (including this Agreement) in such offices as the Administrative Agent may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the rights and interests granted to the Administrative Agent for the benefit of the Purchasers hereby, but such actions shall be limited, in the case of any True Lease Equipment to the Agreed Perfection Procedures. The Transferor hereby authorizes the Administrative Agent to file financing statements and amendments thereto and continuation statements relative to all or any part of the rights and interests granted to the Administrative Agent for the benefit of the Purchasers hereby without the signature of the Transferor where permitted by law, and agrees to do such further acts and things, and to execute and deliver to the Administrative Agent such additional assignments, agreements, powers and instruments, as the Administrative Agent reasonably determines to be necessary to carry into effect the purposes of this Agreement or to better assure and confirm unto the Administrative Agent its rights, powers and remedies hereunder, but such actions shall be limited, in the case of any True Lease Equipment to the Agreed Perfection Procedures.

          SECTION 13.4.  Notice of Defaults under Basic Documents. The
          -------------------------------------------------------
Transferor agrees, at its own expense, to give the Administrative Agent prompt (and in no event more than two Business Days thereafter) written notice of each default coming to the Transferor's attention on the part of any Person under any of the Basic Documents in the performance of such Person's obligations under or in respect of such Basic Document.


                                  ARTICLE XIV

                   CHANGE IN CIRCUMSTANCES; INDEMNIFICATION
                   ----------------------------------------

          SECTION 14.1.  Illegality. Notwithstanding any other provision herein,
          -------------------------
if any change in or adoption of any Requirement of Law (excluding any changes or adoptions in the certificate of incorporation or by-laws of such Purchaser) or in the interpretation or application thereof shall make it unlawful for any Purchaser to make or maintain any portion of the Purchaser Net Investment with respect to such Purchaser allocated to a Eurodollar Tranche and such Purchaser shall notify in writing the Administrative Agent, the Funding Agent with respect to such Purchaser and the Transferor, then the portion of such Purchaser Net Investment allocated to Eurodollar Tranches shall be calculated by reference to the Alternate Base Rate as of the respective last days of the then current Eurodollar Periods with respect to such Eurodollar Tranches or within such earlier period as required by law. If any such change in the method of calculating interest occurs on a day which is not the last day of the Eurodollar Period with respect to any Eurodollar Tranche, the Transferor shall pay to such Purchaser the amounts, if any, as may be required pursuant to
Section 14.4.
------------

          SECTION 14.2.  Increased Costs.
          ------------------------------

          (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Affected Party with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case, made subsequent to the date the CP Conduit Purchaser with respect to such Affected Party became a Purchaser shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

          (ii) impose on any Affected Party or the London interbank market any other condition affecting the Basic Documents or the funding of Eurodollar Tranches by such Affected Party;

and the result of any of the foregoing shall be to increase the cost to such Affected Party of making, converting into, continuing or maintaining Eurodollar Tranches (or maintaining its obligation to do so) or to reduce any amount received or receivable by such Affected Party hereunder or in connection herewith (whether principal, interest or otherwise), by an amount which such Affected Party deems to be material, then the Transferor will pay to such Affected Party such additional amount or amounts as will compensate such Affected Party pursuant to Section 8.2(c)(vi) or Section 8.2(d)(vi) for such
                           ------------------    -------------------
additional costs incurred or reduction suffered.

          (b) If any Affected Party determines that the adoption of or any change in any Requirement of Law regarding capital requirements or in the interpretation or application thereof or compliance by any Affected Party with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority in respect thereof, in each case, made subsequent to the date the CP Conduit Purchaser with respect to such Affected Party became a Purchaser has or would have the effect of reducing the rate of return on such Affected Party's capital or the capital of any corporation controlling such Affected Party as a consequence of its obligations hereunder to a level below that which such Affected Party or such corporation could have achieved but for such change (taking into consideration such Affected Party's or such corporation's policies with respect to capital adequacy), then from time to time, the Transferor shall pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for any such reduction suffered.

          (c) A certificate of an Affected Party setting forth with reasonable supporting detail the amount or amounts necessary to compensate such Affected Party as specified in subsections (a) and (b) of this Section 14.2 shall be delivered to
                                             ------------
the Transferor (with a copy to the Servicer, the Administrative Agent and the Funding Agent with respect to such Affected Party) and shall be conclusive absent manifest error. The agreements in this Section shall survive the termination of this Agreement and the payment of all amounts payable hereunder.

          (d) If any Affected Party becomes entitled to demand compensation pursuant to this Section 14.2, it shall as reasonably practicable thereafter
                 ------------
provide notice to the Transferor (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled; provided, however that the Transferor shall not be required to compensate an Affected Party for any amounts incurred more than six months prior to the date that such Affected Party notifies the Transferor of such Affected Party's intention to claim compensation hereunder.

          (e)  Any payments made by the Transferor pursuant to this Section 14.2
                                                                    ------------
shall be made solely from funds available therefor pursuant to Section 8.2(c),
                                                               --------------
shall be non-recourse other than with respect to such funds, and shall not constitute a claim against the Transferor to the extent that insufficient funds exist to make such payment.

          SECTION 14.3.  Taxes.
          --------------------

          (a) Any and all payments by or on account of any obligation of the Transferor hereunder shall be made free and clear of and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding taxes imposed on the Administrative Agent or any Funding Agent, Program Support Provider or Purchaser as a result of a present or former connection between the Administrative Agent or such Funding Agent, Program Support Provider or Purchaser and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent's or such Funding Agent's, Program Supporter's or Purchaser's having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded
                                                                    ------------
Taxes") are required to be withheld from any amounts payable to the
-----
Administrative Agent or any Funding Agent, Program Supporter or Purchaser hereunder, the amounts so payable to the Administrative Agent or such Funding Agent, Program Supporter or Purchaser shall be increased to the extent necessary to yield to the Administrative Agent or such Funding Agent, Program Supporter or Purchaser (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Transferor shall not be required to
           --------  -------
increase any such amounts payable to any Funding Agent, Program Supporter or Purchaser that is not organized under the laws of the United States of America or a state thereof if such Funding Agent, Program Supporter or Purchaser fails to comply with the requirements of paragraph (b) of this Section 14.3. Whenever
                                                         ------------
any Non-Excluded Taxes are payable by the

Transferor, as promptly as possible thereafter the Transferor shall send to the Administrative Agent for its own account or for the account of such Funding Agent, Program Supporter or Purchaser, as the case may be, a certified copy of an original official receipt received by the Transferor showing payment thereof. If the Transferor fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Transferor shall indemnify the Administrative Agent and the Funding Agents, the Program Supporters and the Purchasers for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Funding Agent, Program Supporter or Purchaser as a result of any such failure. The agreements in this Section 14.3 shall survive the termination of this Agreement and the
        ------------
payment of all amounts payable hereunder. A certificate as to the amount of such payment or liability delivered to the Transferor by the Administrative Agent, any Funding Agent, any Program Support Provider or any Purchaser shall be conclusive absent manifest error. Any payments made by the Transferor pursuant to this Section 14.3 shall be made solely from funds available therefor pursuant
        ------------
to Section 8.2(c) or (d), shall be non-recourse other than with respect to such
   --------------    ----
funds, and shall not constitute a claim against the Transferor to the extent that insufficient funds exist to make such payment.

          (b) If any Purchaser is an entity that is not incorporated or organized under the laws of the United States of America or a state thereof or the District of Columbia, such Purchaser shall:

          (i) upon or prior to becoming a party to this Agreement, deliver to the Transferor and the Administrative Agent two duly completed copies of IRS Form W-8BEN or Form W-8ECI, or successor applicable forms, as the case may be;

          (ii) deliver to the Transferor and the Administrative Agent two (2) further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Transferor; and

          (iii) obtain such extensions of time for filing and completing such forms or certifications as may be reasonably be requested by the Transferor and the Administrative Agent;

unless, in any such case, an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Purchaser from duly completing and delivering any such form with respect to it, and such Purchaser so advises the Transferor and the Administrative Agent. Each Purchaser so organized shall certify (i) in the case of an IRS Form 1001 or IRS Form 4224, or successor applicable forms, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of an IRS Form W-8 or IRS

Form W-9, or successor applicable forms, that it is entitled to an exemption from United States backup withholding tax with respect to payments of interest under this Agreement.

          SECTION 14.4.  Break Funding Payments.  The Transferor agrees to
          -------------------------------------
indemnify each Purchaser and to hold each Purchaser harmless from any loss or expense which such Purchaser may sustain or incur as a consequence of (a) default by the Transferor in making a borrowing of, conversion into or continuation of a CP Tranche or a Eurodollar Tranche after the Transferor has given irrevocable notice requesting the same in accordance with the provisions of this Agreement or (b) the making of a prepayment of a CP Tranche or a Eurodollar Tranche prior to the termination of the CP Rate Period for such CP Tranche or the Eurodollar Period for such Eurodollar Tranche, as the case may be. Such indemnification shall include an amount determined by the Funding Agent with respect to such Purchaser and shall equal either (x) the excess, if any, of
(i) such Purchaser's cost of funding the amount so prepaid or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the CP Rate Period or the Eurodollar Period (or in the case of a failure to borrow, convert or continue, the CP Rate Period or the Eurodollar Period that would have commenced on the date of such prepayment or of such failure), as the case may be, over (ii) the amount of interest earned by such Purchaser upon redeployment of an amount of funds equal to the amount prepaid or not borrowed, converted or continued for a comparable period or (y) if such Purchaser is able to terminate the funding source before its scheduled maturity, any costs associated with such termination; provided that any payments made by the Transferor pursuant to this
Section 14.4 shall be made solely from funds available therefor pursuant to
------------
Section 8.2(c) or (d), shall be non-recourse other than with respect to such
--------------    ---
funds, and shall not constitute a claim against the Transferor to the extent that such funds are insufficient to make such payment. This covenant shall survive the termination of this Agreement and the payment of all amounts payable hereunder and thereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by any Funding Agent on behalf of a Purchaser to the Transferor shall be conclusive absent manifest error.

          SECTION 14.5.  Alternate Rate of Interest. If prior to the
          -----------------------------------------
commencement of any Eurodollar Period:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Eurodollar Period, or

          (b) the Administrative Agent is advised by any Purchaser that the Adjusted LIBO Rate for such Eurodollar Period will not adequately and fairly reflect the cost to such Purchaser of making or maintaining the Eurodollar Tranches during such Eurodollar Period, then the Administrative Agent shall promptly give telecopy or telephonic notice thereof to the Transferor and the Servicer, whereupon until the Administrative Agent notifies the Transferor and the Servicer that the circumstances giving rise to such notice no longer exist, the Available APA Bank Funding Amount with respect to any Purchaser (in the case of clause (a) above) or with respect to such Purchaser (in the case of clause
(b) above) shall not be allocated to any Eurodollar Tranche.


                                  ARTICLE XV

                           THE ADMINISTRATIVE AGENT
                           ------------------------

          SECTION 15.1.  Appointment. Each of the CP Conduit Purchasers, the APA
          ---------------------------
Banks and the Funding Agents hereby irrevocably designates and appoints the Administrative Agent as the agent of such Person under this Agreement and irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any CP Conduit Purchaser, any APA Bank or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. In performing its functions and duties hereunder, the Administrative Agent shall act solely as the agent of the CP Conduit Purchasers, the APA Banks and the Funding Agents, and the Administrative Agent does not assume, nor shall be deemed to have assumed, any obligation or relationship of trust or agency with or for any such Person.

          SECTION 15.2.  Delegation of Duties. The Administrative Agent may
          ------------------------------------
execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to rely upon the advice of counsel (who may be counsel for the Transferor or the Servicer), independent public accountants and other experts selected by it concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

          SECTION 15.3.  Exculpatory Provisions. Neither the Administrative
          --------------------------------------
Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (x) with the consent or at the request of the Majority Purchasers or (y) in the absence of its own gross negligence or willful misconduct or (ii) responsible in any manner to any of the CP Conduit Purchasers, the APA Banks or the Funding Agents for any recitals, statements, representations or warranties made by the Transferor, Case Credit, New Holland Credit, the Servicer or any officer thereof contained in this Agreement or any other Basic Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Basic Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any other Basic Document or the Pooled Receivables or for any failure of any of the Transferor, the Servicer, Case Credit, New Holland Credit or any Counterparty to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any CP Conduit Purchaser, any APA Bank or any Funding Agent to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, any other Basic Document or the Pooled Receivables or to inspect the properties, books or records of the Transferor, the Servicer, Case Credit or New Holland Credit.

          SECTION 15.4.  Reliance by Administrative Agent. The Administrative
          -----------------------------------------------
Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Transferor or the Servicer), independent accountants and other experts selected by the Administrative Agent and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Basic Document unless it shall first receive such advice or concurrence of the Funding Agents, on behalf of the Purchasers, as it deems appropriate or it shall first be indemnified to its satisfaction by the Funding Agents against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Basic Documents in accordance with a request of the Majority Purchasers (unless, in the case of any action relating to the giving of consent hereunder, the giving of such consent requires the consent of all Purchasers), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the CP Conduit Purchasers, the APA Banks and the Funding Agents.

          SECTION 15.5.  Notice of Servicer Default or Termination Event or
          -----------------------------------------------------------------
Potential Termination Event; Distribution of Notices, Reports and Other
-----------------------------------------------------------------------
Documents. (a) The Administrative Agent shall not be deemed to have knowledge or
---------
notice of the occurrence of any Termination Event or Potential Termination Event, any Purchaser Termination Event or any Servicer Default unless the Administrative Agent has received notice from a CP Conduit Purchaser, an APA Bank, a Funding Agent, the Transferor, the Servicer, Case Credit or New Holland Credit referring to this Agreement describing such Termination Event or Potential Termination Event, Purchase Termination Event or Servicer Default or and stating that such notice is a "notice of a Termination Event or Potential Termination Event," "notice of a Purchase Termination Event"or "notice of a Servicer Default", as the case may be. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Funding Agents, the Transferor and the Servicer. The Administrative Agent shall take such action with respect to such event as shall be reasonably directed by the Majority Purchasers, provided that unless and until the
                                     --------
Administrative Agent
shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Purchasers.

          (b) Promptly upon the Administrative Agent's receipt of any notice, report or other document expressly required to be furnished to the Administrative Agent hereunder, the Administrative Agent shall distribute such notice, report or other document to the Funding Agent with respect to each Purchaser.

          SECTION 15.6.  Non-Reliance on the Administrative Agent and Other
          -----------------------------------------------------------------
Purchasers. Each of the CP Conduit Purchasers, the APA Banks and the Funding
----------
Agents expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Transferor, shall be deemed to constitute any representation or warranty by the Administrative Agent to any such Person. Each of the CP Conduit Purchasers, the APA Banks and the Funding Agents represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other CP Conduit Purchaser, APA Bank or Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Transferor, the Servicer, Case Credit, New Holland Credit and the Pooled Receivables and made its own decision to enter into this Agreement. Each of the CP Conduit Purchasers, the APA Banks and the Funding Agents also represents that it will, independently and without reliance upon the Administrative Agent or any other CP Conduit Purchaser, APA Bank or Funding Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Basic Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Transferor, the Servicer, Case Credit and New Holland Credit. Except for notices, reports and other documents expressly required to be furnished to the Funding Agents by the Administrative Agent hereunder, the Administrative Agent shall have no duty or responsibility to provide any CP Conduit Purchaser, any APA Bank or any Funding Agent with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Transferor, the Servicer, Case Credit or New Holland Credit which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          SECTION 15.7.  Indemnification. Each of the APA Banks and the Funding
          ------------------------------
Agents agrees ratably in accordance with the Purchaser Net Investment of the related Purchaser to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Transferor and the Servicer and without limiting the obligation of the Transferor and the Servicer to do so), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, any of the other Basic Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no APA Bank or Funding Agent shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of all amounts payable hereunder.

          SECTION 15.8.  Administrative Agent in its Individual Capacity. The
          --------------------------------------------------------------
Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Transferor, the Servicer, Case Credit or any of their Affiliates as though the Administrative Agent were not the Administrative Agent hereunder. With respect to any portion of the Transferred Interest held by the Administrative Agent, the Administrative Agent shall have the same rights and powers under this Agreement and the other Basic Documents as any Purchaser and may exercise the same as though it were not the Administrative Agent, and the terms "APA Bank," and "Purchaser" shall include the Administrative Agent in its individual capacity.

          SECTION 15.9.  Resignation of Administrative Agent; Successor
          -------------------------------------------------------------
Administrative Agent. The Administrative Agent may resign as Administrative
--------------------
Agent at any time by giving 30 days' notice to the Funding Agents, the Transferor and the Servicer. The Administrative Agent may be removed at any time by a resolution of the Majority Purchasers, removing the Administrative Agent and appointing from among the Funding Agents a successor administrative agent, which successor administrative agent shall be approved by the Transferor and the Servicer (which approval shall not be unreasonably withheld), delivered to the Administrative Agent and the Servicer. If Chase shall resign as Administrative Agent under this Agreement, then the Majority Purchasers shall promptly appoint a successor administrative agent from among the Funding Agents, which successor administrative agent shall be approved by the Transferor and the Servicer (which approval shall not be unreasonably withheld). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Funding Agents, the Transferor and the Servicer, a successor agent from among the Funding Agents. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Servicer shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Majority Purchasers appoint a successor agent as provided for above. Effective upon the appointment of a successor administrative agent, such successor administrative agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor administrative agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article XV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.


                                  ARTICLE XVI

                                 MISCELLANEOUS
                                 -------------

          SECTION 16.1.  Payments and Computations, Etc. All amounts to be paid
                         ------------------------------
to the Administrative Agent for the benefit of the Purchasers by the Transferor or the Servicer hereunder shall be paid or deposited in immediately available funds in Account Number 507839463 entitled "The Chase Manhattan Bank, as Administrative Agent PARCO Funding Account", and maintained at the offices of The Chase Manhattan Bank, New York, New York, until otherwise notified by the Administrative Agent in accordance with the terms hereof, no later than 12:00 noon. (New York time) on the day when due. The Transferor shall, to the extent permitted by law, pay to the Administrative Agent, for the benefit of the applicable Purchaser, upon demand, interest on all amounts not paid or deposited when due hereunder at a rate equal to 1% per annum plus the Prime Rate; provided
                                                   ----                 --------
that the obligation of the Transferor to pay such amounts shall be limited to amounts available therefor pursuant to Section 8.2(c) or (d).
                                       --------------    ---

          SECTION 16.2.  Term of Agreement. This Agreement shall terminate
          --------------------------------
following the Expiry Date with respect to all Purchasers when the Aggregate Net Investment has been reduced to zero and all Obligations have been paid in full; provided, however, that the indemnification and payment provisions contained herein shall be continuing and shall survive any termination of this Agreement.

          SECTION 16.3.  Waivers; Amendments.
          ----------------------------------

          (a) No failure or delay on the part of Administrative Agent, any Purchaser or any Funding Agent in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law.

          (b) This Agreement may be amended in writing from time to time by the Transferor and the Servicer, with the consent of the Majority Purchasers; provided that, notwithstanding the foregoing, without the consent of each CP
--------
Conduit Purchaser and each APA Bank, no such amendment shall:

          (i) reduce the percentage of Purchasers whose consent is required to take any particular action hereunder;

          (ii) (A) extend the due date for, or reduce the amount of any scheduled repayment or prepayment of principal of or Monthly Funding Costs;
     (B) extend the due date for, or reduce the amount of any Unused Fee payable hereunder; (C) change the calculation of any Article 14 Costs or other amounts (including, without limitation, any fees) payable by the Transferor to the CP Conduit Purchasers or APA Banks hereunder; (D) modify Article VIII; (E) approve the assignment or transfer by the Transferor of any of its rights or obligations hereunder or under any other Basic Document to which it is a party except pursuant to the express terms hereof or thereof;
     (F) release any obligor under any Basic Document to which it is a party except pursuant to the express terms of such Basic Document; (G) amend, waive or otherwise modify any Termination Event or any defined term referred to therein; (H) amend or otherwise modify the Net Pool Balance or any defined term referred to therein, (I) permit the creation of any Lien ranking prior to or on a parity with the Purchasers' Lien on the Transferred Interest, release such Lien except pursuant to the express terms hereof or deprive any Purchaser of the security afforded by such Lien; or (J) increase any obligation of any Purchaser hereunder; and

          (iii) modify this Section 16.3(b).

          (c) Any amendment hereof can be effected without the Administrative Agent's being party thereto; provided, however, that no such
                                            --------  -------
amendment, modification or waiver of this Agreement that affects rights or duties of the Administrative Agent shall be effective unless the Administrative Agent shall have given its prior written consent thereto.

          (d) The Administrative Agent shall provide prior written notice to Standard & Poor's and Moody's of any material amendment, supplement, modification or waiver of this Agreement and no such material amendment, supplement, modification or waiver shall be made without the Administrative Agent's receiving from each Funding Agent either (x) written confirmation from Standard & Poor's and Moody's that such amendment, supplement, modification or waiver will not result in a withdrawal or downgrade of the current ratings of the Commercial Paper of the related CP Conduit Purchaser or (y) written notice that no such confirmation is required for such CP Conduit Purchaser.

          SECTION 16.4.  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND
          ----------------------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 16.5.  Notices. All notices, requests, instructions and
          ----------------------
demands to or upon any party hereto to be effective shall be given in writing, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, in the case of facsimile notice, when received, or in the case of overnight air courier, one Business Day after the date such notice is delivered to such overnight courier, addressed as follows in the case of the Transferor, the Servicer and the Administrative Agent and to the addresses therefor set forth in
Schedule I, in the case of the CP Conduit Purchasers, the APA Banks and the Funding Agents; or to such other address as may be hereafter notified by the respective parties hereto:


          Transferor:         CNH Capital Receivables Inc.
                              100 South Saunders Road
                              Lake Forest, IL 60045
                              Attention: Todd M. Hacker,
                                         Assistant Treasurer
                              Fax: (847) 9554943


          Servicer:           Case Credit Corporation
                              100 South Saunders Road
                              Lake Forest, IL 60045
                              Attention: Todd M. Hacker,
                                         Assistant Treasurer
                              Fax: (847) 9554943

          Administrative
          Agent:              The Chase Manhattan Bank
                              450 West 33/rd/ Street
                              New York, New York 10001
                              Attention: Lara Graff
                              Fax: 2129463748

          with a copy to:     Chase Securities Inc.
                              270 Park Avenue
                              New York, New York 10017
                              Attention: Tino Luzano
                              Telecopier: (212) 8345381

          SECTION 16.6.  Submission to Jurisdiction. Each of the parties hereto
          -----------------------------------------
hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in The City of New York for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 16.6 shall affect the right of the
                                    ------------
Administrative Agent, any Funding Agent, any Purchaser or any APA Bank to bring any action or proceeding against the

Transferor, the Servicer, Case Credit or their respective properties in the courts of other jurisdictions.

          SECTION 16.7.  Counterparts.  This Agreement may be executed in any
          ---------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.


          SECTION 16.8.  Severability.  Any provisions of this Agreement which
          ---------------------------
are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 16.9.  Successors and Assigns.
          -------------------------------------

          (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Transferor may not assign or transfer any of its rights under this Agreement without the prior written consent of all of the Purchasers, no CP Conduit Purchaser may assign or transfer any of its rights under this Agreement other than in accordance with the Asset Purchase Agreement with respect to such CP Conduit Purchaser or otherwise to the APA Banks with respect to such CP Conduit Purchaser or a Program Support Provider with respect to such CP Conduit Purchaser or pursuant to clause (b) below of this Section 16.9 and no APA Bank
                                                  ------------
may assign or transfer any of its rights or obligations under this Agreement except to a Program Support Provider or pursuant to clause (c) below of this
Section 16.9.
------------

          (b) Without limiting the foregoing, each CP Conduit Purchaser may, from time to time with prior or concurrent notice to the Transferor and the Administrative Agent assign the Purchaser Net Investment with respect to such CP Conduit Purchaser and its rights and obligations under this Agreement to a Conduit Assignee with respect to such CP Conduit Purchaser. Upon such assignment by a CP Conduit Purchaser to a Conduit Assignee, (A) such Conduit Assignee shall be the owner of the Purchaser Net Investment with respect to such CP Conduit Purchaser, (B) the related administrative or managing agent for such Conduit Assignee will act as the administrative agent for such Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Funding Agent hereunder or under the other Basic Documents, (C) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties shall have the benefit of all the rights and protections provided to such CP Conduit Purchaser herein and in the other Basic Documents (including, without limitation, any limitation on recourse against such Conduit Assignee as provided in Section 16.10(b)), (D) such Conduit
                                             -----------------
Assignee shall assume all of such CP Conduit Purchaser's obligations, if any, hereunder and such CP Conduit Purchaser shall be released from all such obligations, (E) all distributions in respect of the Purchaser Net Investment with respect to such CP Conduit Purchaser shall be made to the applicable agent or administrative agent, as applicable, on behalf of such Conduit

Assignee, (F) the definitions of the terms "Monthly Funding Costs" and "Discount" shall be determined in the manner set forth in the definition of "Monthly Funding Costs" and "Discount" applicable to such CP Conduit Purchaser on the basis of the interest rate or discount applicable to commercial paper issued by such Conduit Assignee (rather than such CP Conduit Purchaser), (G) the defined terms and other terms and provisions of this Agreement shall be interpreted in accordance with the foregoing, and (H) if requested by the Administrative Agent or the agent or administrative agent with respect to the Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Administrative Agent or such agent or administrative agent may reasonably request to evidence and give effect to the foregoing. No assignment by any CP Conduit Purchaser to a Conduit Assignee of the Purchaser Net Investment with respect to such CP Conduit Purchaser shall in any way diminish the obligations of the APA Banks with respect to such CP Conduit Purchaser under Section 2.1 to fund any Transfer.
                                           -----------

          (c) Any APA Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell all or any part of its rights and obligations under this Agreement, with the prior written consent of the Administrative Agent, the Transferor and the Servicer (in each case, which consent shall not be unreasonably withheld), to one or more banks (an "Acquiring
                                                                       ---------
APA Bank") pursuant to a transfer supplement, substantially in the form of
--------
Exhibit I (the "Transfer Supplement"), executed by such Acquiring APA Bank, such
                -------------------
assigning APA Bank, the Funding Agent with respect to such APA Bank, the Administrative Agent, the Transferor and the Servicer and delivered to the Administrative Agent. Notwithstanding the foregoing, no APA Bank shall so sell its rights hereunder if such Acquiring APA Bank is not an Eligible Assignee.

          (d) Any APA Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities ("Participants") participations in its APA Bank
                                 ------------
Percentage of the Commitment Amount with respect to it and the other APA Banks included in the related Purchaser and its rights hereunder pursuant to documentation in form and substance satisfactory to such APA Bank and the Participant; provided, however, that (i) in the event of any such sale by an APA
             --------  -------
Bank to a Participant, (A) such APA Bank's obligations under this Agreement shall remain unchanged, (B) such APA Bank shall remain solely responsible for the performance thereof and (C) the Transferor and the Administrative Agent shall continue to deal solely and directly with such APA Bank in connection with its rights and obligations under this Agreement and (ii) no APA Bank shall sell any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Agreement, except to the extent that the approval of such amendment, consent or waiver otherwise would require the unanimous consent of all APA Banks hereunder. A Participant shall have the right to receive Article 14 Costs but only to the extent that the related selling APA Bank would have had such right absent the sale of the related participation.

          (e) Any CP Conduit Purchaser and the APA Banks with respect to such CP Conduit Purchaser may at any time sell all or any part of their respective rights and obligations under this Agreement, with the prior written consent of the Administrative Agent, the Transferor and the Servicer (in each case, which consent shall not be unreasonably withheld), to a multiseller commercial paper conduit and one or more banks providing support to such multiseller commercial paper conduit (an "Acquiring Purchaser") pursuant to a transfer supplement, substantially in the
 -------------------
form of Exhibit J (the "Purchaser Supplement"), executed by such Acquiring
                        --------------------
Purchaser, the Funding Agent with respect to such Acquiring Purchaser (including the CP Conduit Purchaser and the APA Banks with respect to such Purchaser), such assigning CP Conduit Purchaser and the APA Banks with respect to such CP Conduit Purchaser, the Funding Agent with respect to such assigning CP Conduit Purchaser and APA Banks, the Administrative Agent, the Transferor and the Administrator and delivered to the Administrative Agent.

          (f) The Transferor authorizes each APA Bank to disclose to any Participant or Acquiring APA Bank (each, a "Transferee") and any prospective
                                            ----------
Transferee any and all financial information in such APA Bank's possession concerning the Transferor, the Transferred Interest, the Servicer and the Basic Documents which has been delivered to such APA Bank by the Transferor or Case Credit in connection with such APA Bank's credit evaluation of the Transferor, the Transferred Interest and the Servicer.

          SECTION 16.10.  No Bankruptcy Petition Against any CP Conduit
          -------------------------------------------------------------
Purchaser or the Transferor.
---------------------------

          (a) Each of the Administrative Agent, Case Credit, the Servicer, the CP Conduit Purchasers, the APA Banks and the Funding Agents by entering into this Agreement, hereby covenant and agree that it will not at any time institute against the Transferor, or solicit or join in or cooperate with or encourage any institution against the Transferor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to this Agreement or any of the Basic Documents. The foregoing shall not limit the rights of the Administrative Agent, Case Credit, the Servicer, the CP Conduit Purchasers, the APA Banks and the Funding Agents to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted against the Transferor by any Person other than the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents.

          (b) Each of the Transferor, Case Credit, the Servicer, the Administrative Agent, the Funding Agents and the APA Banks by entering into this Agreement, hereby covenant and agree that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or any other senior debt obligations issued by, or for the benefit of, a CP Conduit Purchaser, it will not at any time institute against such CP Conduit Purchaser, or solicit or join in or cooperate with or encourage any institution against such CP Conduit Purchaser of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to this Agreement or any of the Basic Documents. The foregoing shall not (i) limit the rights of the Transferor, Case Credit, the Servicer, the Administrative Agent, the Funding Agents and the APA Banks to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted against such CP Conduit Purchaser by any Person other than the Transferor, Case Credit, the Servicer, the Administrative Agent, the Funding Agents and the APA Banks, or
(ii) require the Transferor, Case Credit, the Servicer, the Administrative Agent, the Funding Agents and the APA Banks to resist any legal process.

          (c)  The provisions of this Section 16.10 shall survive the
                                      -------------
termination of this Agreement and the payment of all amounts payable hereunder.


          SECTION 16.11.  Limited Recourse.
          ---------------------------------

          (a) Notwithstanding anything to the contrary contained herein, any obligations of each CP Conduit Purchaser hereunder to any party hereto are solely the corporate obligations of such CP Conduit Purchaser and shall be payable at such time as funds are received by or are available to such CP Conduit Purchaser in excess of funds necessary to pay in full all of its outstanding Commercial Paper and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such CP Conduit Purchaser but shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any such party against a CP Conduit Purchaser shall be subordinated to the payment in full of all of its Commercial Paper or other senior debt obligations.

          (b) No recourse under any obligation, covenant or agreement of any CP Conduit Purchaser contained herein shall be had against any incorporator, stockholder, officer, director, employee or agent of such CP Conduit Purchaser, its administrative agent, the Funding Agent with respect to such CP Conduit Purchaser or any of their Affiliates by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of such CP Conduit Purchaser individually, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, employee or agent of such CP Conduit Purchaser, its administrative agent, the Funding Agent with respect to such CP Conduit Purchaser or any of its Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of such CP Conduit Purchaser contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such CP Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; provided that the foregoing shall not relieve any such Person from any liability
--------
it might otherwise have as a result of fraudulent actions taken or omissions made by them.

          (c) Each of the Transferor, Case Credit, the Servicer, the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents acknowledge that the obligations of the Transferor under or relating to this Agreement or any of the Basic Documents represent obligations of the Transferor only and do not represent interests in or obligations of Case Credit or the Servicer or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement or the Basic Documents.

          (d)  The provisions of this Section 16.11 shall survive termination of
                                      -------------
this Agreement.

          SECTION 16.12.  Chase Conflict Waiver. Chase acts as the Funding
          -------------------------------------
Agent with respect to Park Avenue Receivables Corporation ("PARCO") and as administrative agent for PARCO, as issuing and paying agent for PARCO's Commercial Paper, as provider of other backup facilities for PARCO, and may provide other services or facilities from time to time (the "Chase Roles"). Each
                                                             -----------
of the parties hereto hereby acknowledges and consents to any and all Chase Roles, waives any objections it may have to any actual or potential conflict of interest caused by Chase's acting as the Funding Agent with respect to PARCO or as an APA Bank with respect to PARCO and acting as or maintaining any of the Chase Roles, and agrees that in connection with any Chase Role, Chase may take, or refrain from taking, any action which it in its discretion deems appropriate.

          SECTION 16.13.  Adjustments. If any Purchaser (a "Benefitted
          ---------------------------                       ----------
Purchaser") shall at any time receive in respect of its Purchaser Net Investment
---------
any distribution of principal, interest, Unused Fees or any interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such distribution received by any other Purchaser, if any, in respect of such other Purchaser's Purchaser Net Investment, or interest thereon, such Benefitted Purchaser shall purchase for cash from the other Purchaser such portion of such other Purchaser's interest in the Transferred Interest, or shall provide such other Purchaser with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Purchaser to share the excess payment or benefits of such collateral or proceeds ratably with the other Purchaser; provided, however, that if all or any portion of such excess payment
           --------  -------
or benefits is thereafter recovered from such Benefitted Purchaser, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Transferor agrees that any Purchaser so purchasing a portion of another Purchaser's Purchaser Net Investment may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Purchaser were the direct holder of such portion.

          SECTION 16.14.  Waiver of Set-off. Notwithstanding any other provision
          ---------------------------------
of this Agreement or any other agreement to the contrary, all payments to the Purchasers hereunder shall be made without set-off or counterclaim.

          SECTION 16.15.  Subordination.
          -----------------------------

          (a) Each of Case Credit, the Servicer, the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents acknowledge and agree that the obligations of the Transferor under or relating to this Agreement or any of the Basic Documents represent obligations or indebtedness of the Transferor and do not represent an interest in any assets (other than the Transferred Interest) of any other entity (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Transferred Interest). In furtherance of and not in derogation of the foregoing, to the extent the Transferor enters into other securitization transactions, each of Case Credit, the Servicer, the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents acknowledge and agree that it shall have no right, title or interest in or to any assets (or interests therein) (other than the Transferred Interest) conveyed or purported to be conveyed by the Transferor to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"). To the extent that,
                                          ------------
notwithstanding the agreements and provisions contained in the preceding sentences of this Section, Case Credit, the Servicer, the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through Transferor or any other Person owned by Transferor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through Transferor or any other Person owned by Transferor, then each of Case Credit, the Servicer, the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of Transferor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Transferor or any other Person owned by Transferor), including, the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each of Case Credit, the Servicer, the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 16.15 and the terms
                                                   -------------
of this Section 16.15 may be enforced by an action for specific performance.
        -------------

          (b)  The provisions of this Section 16.15 shall be for the third party
                                      -------------
benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

          SECTION 16.16.  Confidentiality.
          -------------------------------

          (a) Each of the Transferor, Case Credit and the Servicer shall maintain, and shall cause each officer, employee and agent of itself and its Affiliates to maintain, the confidentiality of the Basic Documents and all other confidential proprietary information with respect to the CP Conduit Purchasers, the Funding Agents and the APA Banks and each of their respective businesses obtained by them in connection with the structuring, negotiation and execution of the transactions contemplated herein and in the other Basic Documents, except for information that has become publicly available or information disclosed (i) to legal counsel, accountants and other professional advisors to the Transferor, Case Credit, the Servicer and their Affiliates, (ii) as required by law, regulation or legal process or (iii) in connection with any legal or regulatory proceeding to which the Transferor, Case Credit, the Servicer or any of their Affiliates is subject.

          (b) Each of the Administrative Agent, the CP Conduit Purchasers, the Funding Agents and the APA Banks shall maintain, and shall cause each officer, employee and agent of itself and its Affiliates to maintain, the confidentiality of the Basic Documents and all other confidential proprietary information with respect to the Transferor, Case Credit, the Servicer and their Affiliates and each of their respective businesses obtained by them in connection with the structuring, negotiation and execution of the transactions contemplated herein and in the other Basic Documents, except for information that has become publicly available or information disclosed (i) to legal counsel, accountants and other professional advisors to the Administrative Agent, the CP Conduit Purchasers, the Funding Agents and their respective Affiliates, (ii) as required by law, regulation or legal process or (iii) in connection with any legal or regulatory proceeding to which the Administrative Agent, the CP Conduit Purchasers, the Funding Agents or any of their Affiliates is subject. Each of the Transferor, Case Credit and the Servicer hereby consents to the disclosure of any non-public information with respect to it received by the Administrative Agent, any CP Conduit Purchaser, Funding Agent or APA Bank to (i) the Administrative Agent, the CP Conduit Purchasers, the Funding Agents or the APA Banks, (ii) any nationally recognized rating agency providing a rating or proposing to provide a rating to the Commercial Paper of any CP Conduit Purchaser, (iii) any placement agent or dealer which proposes to offer and sell the Commercial Paper of any CP Conduit Purchaser, (iv) any Program Support Provider, (v) any potential APA Bank or potential CP Conduit Purchaser or (vi) any Participant or potential Participant (which Person, in the case of clauses
(iii) - (vi), agrees in writing maintain the confidentiality of such information).

          IN WITNESS WHEREOF, the parties hereto have caused this Transfer and Administration Agreement to be executed and delivered by their duly authorized officers as of the date hereof.


                                    CNH CAPITAL RECEIVABLES INC.


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    CASE CREDIT CORPORATION


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    THE CHASE MANHATTAN BANK,
                                      as Administrative Agent


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    PARK AVENUE RECEIVABLES
                                    CORPORATION, as a CP Conduit
                                    Purchaser


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    THE CHASE MANHATTAN BANK,
                                     as an APA Bank


                                    By: ____________________________________
                                        Name:
                                        Title:



                                    THE CHASE MANHATTAN BANK,
                                     as a Funding Agent


                                    By: ____________________________________
                                        Name:
                                        Title:

                                    QUINCY CAPITAL CORPORATION, as a CP Conduit
                                    Purchaser


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    BANK OF AMERICA, N.A., as an APA Bank


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    BANK OF AMERICA, N.A., as a Funding Agent


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    ALPINE SECURITIZATION CORP., as a CP Conduit
                                    Purchaser


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as an APA Bank


                                    By: ____________________________________
                                        Name:
                                        Title:

                                    CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as a Funding Agent


                                    By: ____________________________________
                                        Name:
                                        Title:

                                    COMPASS US ACQUISITION LLC, as a CP Conduit
                                    Purchaser


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW
                                    YORK BRANCH, as an APA Bank


                                    By: ____________________________________
                                        Name:
                                        Title:

                                    By: ____________________________________
                                        Name:
                                        Title:


                                    WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW
                                    YORK BRANCH, as a Funding Agent


                                    By: ____________________________________
                                        Name:
                                        Title:

                                    By: ____________________________________
                                        Name:
                                        Title:

              SCHEDULE I to Transfer and Administration Agreement

                                                                                                 Maximum
                                                                                                 Purchaser
                                                       APA Bank                                     Net
    CP Conduit                 APA Banks              Percentage       Funding Agent             Investment          Match Funding
    ----------                 ---------              ----------       -------------             ----------          -------------
Park Avenue                The Chase Manhattan            100%       The Chase                                              X
Receivables Corporation    Bank                                      Manhattan Bank              $300,000,000
                           270 Park Avenue
                           New York, NY 10017

Quincy Capital             Bank of America, N.A.          100%       Bank of America, N.A.
Corporation                100 North Tryon Street                                                $300,000,000
                           NC1-007-10-07
                           Charlotte, North
                           Carolina 28255

Alpine Securitization      Credit Suisse First            100%       Credit Suisse First
Corp.                      Boston, New York Branch                   Boston, New York Branch     $300,000,000
                           Eleven Madison Avenue
                           New York, NY 10010

Compass US                 Westdeutsche Landesbank        100%       Westdeutsche                $300,000,000
Acquisition, LLC           Girozentrale, New York                    Landesbank
                           Branch                                    Girozentrale, New York
                           1211 Avenue of the                        Branch
                           Americas
                           New York, NY 10036

                                                                      ANNEX A TO
                                                                      SCHEDULE I

                           New CP Conduit Purchasers

Quincy Capital Corporation
Alpine Securitization Corp.
Compass US Acquisition, LLC

                                                                     SCHEDULE II
                                        to Transfer and Administration Agreement
                                        ----------------------------------------


                        LOCATIONS OF RECEIVABLES FILES
                        ------------------------------


Case Credit Corporation
100 Brubaker Avenue
New Holland, PA 17557

Case Credit Corporation
700 State Street
Racine, WI 53404

Case Credit Corporation
2205 Durand Avenue
Racine, WI 53403

Case Credit Corporation
2626 East 82nd Street, Suite 360
Bloomington, MN 55425

Case Credit Corporation
5000 Quorum, Suite 505
Dallas, TX 75204
(P.O. Box 816187 Dallas, TX 75381-6187)

Case Credit Corporation
Trinity Place
7990 Trinity Road
Cordova, Tennessee 38018

Case Credit Corporation
100 S. Saunders Road
Lake Forest, Illinois 60045

                                                                    SCHEDULE III
                                        to Transfer and Administration Agreement
                                        ----------------------------------------


The "Agreed Perfection Procedures" shall consist of the following procedures:

          Case Credit shall cause UCC-1 financing statements (and related assignments) to be filed with respect to any True Lease Equipment included in the Related Security with respect to any Pooled Receivable as follows:

          Two sets of filings shall be made:

          (c) a set of UCC-1s naming Case Credit Corporation as debtor, and CNH Capital Receivables Inc., as secured party; and

          (d) a set of UCC-1s naming CNH Capital Receivables Inc., as debtor, and The Chase Manhattan Bank, as secured party.

          Each of the sets of filings referred to above shall include filings in the Secretary of State's (or similar official's) office in enough states to effect such a filing against 75% of the aggregate Contract Value of the Pooled Receivables that are True Leases.

          In addition, to the extent that Case Credit Corporation has a place of business in any of the states in which a filing is made with the Secretary of State (or similar official), and such state also requires a filing in the county where such place of business is located, each set of filings shall also include filings in the county (or similar) filing offices where such places of business are located.

                                                                     EXHIBIT A-1

         Form of Case Credit Corporation Receivables Purchase Agreement

                                   See Tab 2

                                                                     EXHIBIT A-2

           Form of New Holland Credit Receivables Purchase Agreement

                                   See Tab 3

                                                                       EXHIBIT C

                   Form of Transferred Receivable Assignment

                                  See Tab 33

                                                                       EXHIBIT F

                     Form of Interest Rate Cap Assignment

                                  See Tab 31

                                                                       EXHIBIT G

                          Form of Servicing Statement

                                  See Tab 34

                                                                     EXHIBIT H-1

          Form of opinion of MBP as to certain bankruptcy law matters

                                  See Tab 22

                                                                     EXHIBIT H-2

       Form of opinion of MBP as to general corporate and other matters

                                  See Tab 23

                                                                     EXHIBIT H-3

        Form of opinion of Dawn M. Beck as to general corporate matters

                                  See Tab 24

                                                                     EXHIBIT H-4

  Form of opinion of F & L as to the perfection and priority of the security interests created under the Case Credit Corporation Receivables Purchase
                                  Agreement.

                                  See Tab 25

                                                                     EXHIBIT H-5


Form of opinion of B&S as to the perfection and priority of the security interests created under the New Holland Credit Receivables Purchase
                                   Agreement

                                  See Tab 26

                                                                       EXHIBIT I


                          Form of Transfer Supplement

                                   See Tab 5

                                                                       EXHIBIT K


                              Form of Certificate

                                  See Tab 20